              As filed with Securities and Exchange Commission on
                                April 30, 1998
                                                       Registration No. 33-66864

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           ------------------------

                                   FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 10
                        TO REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                           ------------------------

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                              501 Boylston Street
                          Boston, Massachusetts 02117
             (Address of depositor's principal executive offices)

                           ------------------------

                                MARIE C. SWIFT
                                    Counsel
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of agent for service)

                                  Copies to:
                                STEPHEN E. ROTH
                       Sutherland, Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004

                           ------------------------

It is proposed that this filing will become effective (check appropriate box)
  [_] immediately upon filing pursuant to paragraph (b)
  [X] on May 1, 1998 pursuant to paragraph (b)
  [_] 60 days after filing pursuant to paragraph (a)(1)
  [_] on May 1, 1998 pursuant to paragraph (a)(1) of Rule 485
  [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Adjustable Variable Survivorship Life Insurance Policies.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                       Registration Statement on Form S-6

                             Cross-Reference Sheet


Form N-8B-2
Item No.       Caption in Prospectus
-----------    ---------------------

1              Cover Page
2              Cover Page
3              Inapplicable
4              NELICO's Distribution Agreement
5              NELICO
6              The Variable Account
9              Inapplicable
10(a)          Other Policy Features
10(b)          Policy Values and Benefits
10(c), (d), (e)Death Benefit; Cash Value; Exchange of Policy During First 24
               Months; Lapse and Reinstatement; Surrender; Partial Surrender;
               Right to Return the Policy; Loan Provision; Transfer Option;
               Premiums
10(f), (g), (h)Voting Rights; Rights Reserved by NELICO
10(i)          Limits to NELICO's Right to Challenge the Policy; Payment of
               Proceeds; Investment Options
11             The Variable Account
12             Investments of the Variable Account; NELICO's Distribution
               Agreement
13             Charges and Expenses; NELICO's Distribution Agreement; Charge for
               NELICO's Income Taxes; Appendix A
14             Amount Provided for Investment Under the Policy; NELICO's
               Distribution Agreement
15             Premiums
16             Investments of the Variable Account
17             Captions referenced under Items 10(c), (d), (e) and (i) above
18             The Variable Account; Net Investment Experience
19             Reports; NELICO's Distribution Agreement
20             Captions referenced under Items 6 and 10(g) above
21             Loan Provision
22             Inapplicable
23             NELICO's Distribution Agreement
24             Limits to NELICO's Right to Challenge the Policy
25             NELICO
26             NELICO's Distribution Agreement

Form N-8B-2
Item No.       Caption in Prospectus
-------------  ---------------------

27             NELICO
28             Management
29             NELICO
30             Inapplicable
31             Inapplicable
32             Inapplicable
33             Inapplicable
34             NELICO's Distribution Agreement
35             NELICO
36             Inapplicable
37             Inapplicable
38             NELICO's Distribution Agreement
39             NELICO's Distribution Agreement
40             NELICO's Distribution Agreement
41(a)          NELICO's Distribution Agreement
42             Inapplicable
43             Inapplicable
44(a)          Investments of the Variable Account; Amount Provided for
               Investment Under the Policy; Deductions from Premiums; Flexible
               Premiums
44(b)          Charges and Expenses
44(c)          Flexible Premiums; Deductions from Premiums
45             Inapplicable
46             Investments of the Variable Account; Captions referenced under
               Items 10(c), (d) and (e) above
47             Inapplicable
48             Inapplicable
49             Inapplicable
50             Inapplicable
51             Cover Page; Death Benefit; Lapse and Reinstatement; Charges and
               Expenses; Additional Benefits by Rider; Exchange of Policy During
               First 24 Months; Payment Options; Policy Owner and Beneficiary;
               Premiums; NELICO's Distribution Agreement
52             Rights Reserved by NELICO
53             Tax Considerations
54             Inapplicable
55             Inapplicable
59             Financial Statements

                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies
                                   Issued by
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus describes individual Flexible Premium Adjustable Variable Survivorship Life Insurance Policies (the "Policies") offered by New England Life Insurance Company ("NELICO"), an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife").

  Each Policy provides premium flexibility together with two types of death benefit guarantees as long as the total amount of premiums paid with interest, less any partial surrenders with interest, equals certain minimum amounts and there is no policy loan. Insurance coverage is provided on the joint lives of two insureds. The death benefit is payable upon the death of the second to die.

  You may choose among four death benefit options, two of which provide a fixed death benefit equal to the Policy's face amount and two of which provide a variable death benefit which may vary daily with the net investment experience of one or more mutual fund portfolios. Under any of the death benefit options, the minimum death benefit guarantees will be available. The cash value of the Policy generally increases with the payment of each premium and varies daily with the investment experience of the mutual fund portfolios. There is no guaranteed minimum cash value for investments in the mutual fund portfolios.

  You may cancel the Policy during the "Right to Return the Policy" period. The part of the first net premium for the Policy that you direct to the mutual fund portfolios will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part 1 of the application is signed or 10 days after NELICO mails the Notice of Withdrawal Right. Thereafter, the Policy's cash value will be invested according to your instructions.

  You may allocate premiums to one or more of the 16 investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account") or to NELICO's Fixed Account, after certain deductions have been made. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Growth and Income Series, the Loomis Sayles Small Cap Series, the Loomis Sayles Balanced Series, the Alger Equity Growth Series, the Davis Venture Value Series, the Goldman Sachs Midcap Value Series, and the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund (the "Zenith Fund"); the Equity-Income Portfolio, Overseas Portfolio and High Income Portfolio of the Variable Insurance Products Fund ("VIP Fund"); and the Asset Manager Portfolio of the Variable Insurance Products Fund II ("VIP Fund II").

  SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE OUT OF THE FIXED ACCOUNT.

  It may not be advantageous to replace existing insurance with the Policy described in this prospectus. (See "Charges and Expenses".)
--------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS PROSPECTUS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  SHARES OF THE ZENITH FUND, THE VIP FUND AND THE VIP FUND II, AND INTERESTS IN THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND INTERESTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               MAY 1, 1998

                               TABLE OF CONTENTS

GLOSSARY..................................................................  A-4
INTRODUCTION TO THE POLICIES..............................................  A-7
 The Policies.............................................................  A-7
 Availability of the Policy...............................................  A-9
 Policy Charges...........................................................  A-9
 How the Policy Works..................................................... A-11
 Receipt of Communications and Payments at NELICO's Home Office........... A-12
 NELICO................................................................... A-12
POLICY VALUES AND BENEFITS................................................ A-13
 Death Benefit............................................................ A-13
 Minimum Guaranteed Death Benefit......................................... A-14
 Adjustments to the Death Proceeds Payable................................ A-15
 Change in Death Benefit Option........................................... A-15
 Extending the Maturity Date.............................................. A-16
 Cash Value............................................................... A-16
 Net Investment Experience................................................ A-16
 Allocation of Net Premiums............................................... A-17
 Amount Provided for Investment under the Policy.......................... A-17
 Right to Return the Policy............................................... A-18
CHARGES AND EXPENSES...................................................... A-18
 Deductions from Premiums................................................. A-18
 Surrender Charge......................................................... A-19
 Monthly Deduction from Cash Value........................................ A-21
 Charges Against the Eligible Funds and the Sub-Accounts of the Variable
  Account................................................................. A-23
 Group or Sponsored Arrangements.......................................... A-24
PREMIUMS.................................................................. A-25
 Flexible Premiums........................................................ A-25
 Lapse and Reinstatement.................................................. A-26
OTHER POLICY FEATURES..................................................... A-27
 Loan Provision........................................................... A-27
 Surrender................................................................ A-28
 Partial Surrender........................................................ A-28
 Reduction in Face Amount................................................. A-29
 Investment Options....................................................... A-30
 Transfer Option.......................................................... A-30
 Payment of Proceeds...................................................... A-30
 Exchange of Policy During First 24 Months................................ A-31
 Policy Split Rider....................................................... A-32
 Payment Options.......................................................... A-32
 Additional Benefits by Rider............................................. A-33
 Policy Owner and Beneficiary............................................. A-33
THE VARIABLE ACCOUNT...................................................... A-34
 Investments of the Variable Account...................................... A-34
 Investment Management.................................................... A-38
THE FIXED ACCOUNT......................................................... A-39
 General Description...................................................... A-39
 Values and Benefits...................................................... A-40
 Policy Transactions...................................................... A-40
NELICO'S DISTRIBUTION AGREEMENT........................................... A-41
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.......................... A-41
 Notification of First Death.............................................. A-41

 Misstatement of Age or Sex............................................... A-42
 Suicide.................................................................. A-42
TAX CONSIDERATIONS........................................................ A-42
 Policy Proceeds.......................................................... A-42
 Charge for NELICO's Income Taxes......................................... A-46
MANAGEMENT................................................................ A-47
VOTING RIGHTS............................................................. A-50
RIGHTS RESERVED BY NELICO................................................. A-50
TOLL-FREE NUMBERS......................................................... A-51
REPORTS................................................................... A-51
ADVERTISING PRACTICES..................................................... A-51
LEGAL MATTERS............................................................. A-52
REGISTRATION STATEMENT.................................................... A-52
EXPERTS................................................................... A-52
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES
 AND ACCUMULATED SCHEDULED PREMIUMS ...................................... A-54
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................. A-62
APPENDIX C: LONG TERM MARKET TRENDS....................................... A-80
APPENDIX D: USES OF SURVIVORSHIP LIFE INSURANCE........................... A-83
APPENDIX E: TAX INFORMATION............................................... A-84
APPENDIX F: ENHANCED DEATH BENEFIT LIMITATIONS............................ A-85
FINANCIAL STATEMENTS......................................................  F-1

                                   GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  AGE. For purposes of this prospectus, the age of an insured refers to the insured's age at his or her nearest birthday.

  BENCHMARK PREMIUM. The Benchmark Premium is used to determine the amount of Deferred Sales Charge that may apply in the event of a surrender, partial surrender, lapse or face amount reduction. It is the level premium necessary to keep a level death benefit Policy, without riders, in-force until age 80 of the younger insured (or 20 years after issue, if later, but not later than the Maturity Date) based on certain assumptions. (See "Surrender Charge".)

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in NELICO's general account as a result of the loan. (See "Cash Value".)

  COST OF INSURANCE CHARGE. This charge for providing insurance protection is deducted on the Policy Date and on the first day of each policy month. The cost of insurance for a policy month is equal to the amount at risk multiplied by the cost of insurance rate for that month. Cost of insurance rates vary monthly. (See "Monthly Deduction from Cash Value".)

  DEATH BENEFIT OPTION A. Death Benefit equals the greater of (i) the face amount of the Policy and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value, multiplied by an enhancement factor. (See "Death Benefit".)

  DEATH BENEFIT OPTION B. Death Benefit equals the greater of (i) the face amount of the Policy plus the Policy's cash value and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value, multiplied by an enhancement factor. (See "Death Benefit".)

  DEATH BENEFIT OPTION C. Death Benefit equals the greater of (i) the face amount of the Policy and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value. (See "Death Benefit".)

  DEATH BENEFIT OPTION D. Death Benefit equals the greater of (i) the face amount of the Policy plus the Policy's cash value and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value. (See "Death Benefit".)

  ELIGIBLE FUNDS. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Growth and Income Series, the Loomis Sayles Small Cap Series, the Loomis Sayles Balanced Series, the Alger Equity Growth Series, the Davis Venture Value Series, the Goldman Sachs Midcap Value Series, and the Morgan Stanley International Magnum Equity Series of the Zenith Fund; the Equity-Income Portfolio, Overseas Portfolio and the High Income Portfolio of the VIP Fund; and the Asset Manager Portfolio of VIP Fund II. (See "The Variable Account".)

  EXCESS POLICY LOAN. The situation when Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge. (See "Loan Provision".)

  FIXED ACCOUNT. The Fixed Account is a part of NELICO's general account to which net premiums may be allocated and which provides guarantees of principal and interest. (See "The Fixed Account".)

  GUARANTEED DEATH BENEFIT 1 FUND. The Guaranteed Death Benefit 1 Fund is a measurement used to determine if the Minimum Guaranteed Death Benefit 1 is in effect. This Fund assumes the Guaranteed Death Benefit 1 Premium that appears in the Policy is paid on the first day of each Policy year. The Fund equals the value of those premiums accumulated at 4% per year. The Fund values shown in your Policy are for the end of each Policy year. (See "Minimum Guaranteed Death Benefit".)

  GUARANTEED DEATH BENEFIT 2 FUND. The Guaranteed Death Benefit 2 Fund is a measurement used to determine if the Minimum Guaranteed Death Benefit 2 is in effect. This Fund assumes the Guaranteed Death Benefit 2 Premium that appears in the Policy is paid on the first day of each Policy year. The Fund equals the value of those premiums accumulated at 4% per year. The Fund values shown in your Policy are for the end of each Policy year. (See "Minimum Guaranteed Death Benefit".)

  INVESTMENT START DATE. This is the latest of the date NELICO receives a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application and the Policy Date and is the date when an amount is first provided for investment under the Policy. (See "Amount Provided for Investment under the Policy".)

  MATURITY DATE. The Policy anniversary on which the younger insured is (or would have been) age 100, unless the extended maturity option has been added to the Policy. (See "Extending the Maturity Date".)

  MINIMUM PREMIUM. Generally, the Minimum Premium is that amount which, if timely paid and there is no outstanding Policy loan, guarantees that the Policy will not lapse during the first three Policy years even if the Policy's net cash value is insufficient to pay the Monthly Deduction in any month. The three-year Minimum Premium is based on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of each of the insureds, the current level of Policy charges and any rider benefits selected. Certain Policy transactions will terminate this guarantee. (See "Premiums".)

  MINIMUM GUARANTEED DEATH BENEFIT 1. The Policy will not lapse, regardless of whether the net cash value is sufficient to pay a Monthly Deduction, if (at the time of the Monthly Deduction) premiums paid, accumulated at a 4% rate as if they were paid on the first day of each Policy year, less partial surrenders, accumulated at a 4% rate per year, is at least equal to the Guaranteed Death Benefit 1 Fund and there is no outstanding Policy loan. Generally, NELICO determines whether this benefit is in effect on the first day of each Policy month. Certain Policy transactions can terminate this guarantee. (See "Minimum Guaranteed Death Benefit".)

  MINIMUM GUARANTEED DEATH BENEFIT 2. The Policy will not lapse, regardless of whether the net cash value is sufficient to pay a Monthly Deduction, if (at the time of the Monthly Deduction prior to the later of: the date when the younger insured attains age 80, or would have attained age 80 if that person died before reaching age 80, and 20 years from the Policy Date, but no later than the Maturity Date of the Policy) premiums paid, accumulated at a 4% rate as if they were paid on the first day of each Policy year, less partial surrenders, accumulated at a 4% rate per year, is at least equal to the Guaranteed Death Benefit 2 Fund and there is no outstanding Policy loan. Generally, NELICO determines whether this benefit is in effect on the first day of each Policy month. Certain Policy transactions can terminate this guarantee. (See "Minimum Guaranteed Death Benefit".)

  MONTHLY DEDUCTION. The Monthly Deduction is the amount of charges deducted from the Policy's cash value each month and includes the monthly cost of insurance, the monthly cost of any benefits provided by riders, the monthly policy fee, the monthly administrative charge and the monthly minimum death benefit guarantee charge. (See "Monthly Deduction from Cash Value".)

  MORTALITY AND EXPENSE RISK CHARGE. This charge is made daily from the value of each sub-account's assets that come from the Policies. Currently, the charge is at an annual rate of .75% of the sub-accounts' assets, and is guaranteed not to exceed .90% of the sub-accounts' assets. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than estimated. The expense risk NELICO assumes is that the costs of issuing and administering Policies may be more than estimated. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".)

  NET CASH VALUE. The amount you may obtain upon surrender of the Policy and which is equal to the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding policy loan and accrued interest. (See "Cash Value".)

  NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period. (See "Net Investment Experience".)

  PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose in an effort to meet your future goals under the Policy. The Planned Premium can be a fixed amount or can vary over time and is subject to certain limits under the Policy. Payments in addition to any Planned Premium are referred to in the Policy as unscheduled payments and can be paid at any time, subject to certain limits. (See "Premiums".)

  PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment. (See "Premiums".)

  POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her Part II of the application and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, the Policy will be issued with a Policy Date which is generally five days after issue. (See "Amount Provided for Investment under the Policy".)

  TARGET PREMIUM The Target Premium is used to measure the portion of the total premiums paid in a Policy year that is currently subject to the 9% sales charge, and commissions payable in connection with sales of the Policies. It is the level premium necessary to keep a level death benefit base Policy in-force until age 80 of the younger insured, based on certain assumptions, if both insureds are a standard or better underwriting risk. If the younger insured's issue age is above 60, the Target Premium may be calculated using a period of less than 20, but no less than five, years. If an insured is assigned to a class below standard, a higher Target Premium will apply. Certain riders increase the Target Premium for the Policy above the amounts described herein. (See "Deductions from Premiums".)

  YOU. When used in this prospectus, "you" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

  This prospectus describes Policies under which net premiums are allocated to the Variable Account. If the Fixed Account is available in your state, you may choose to allocate or transfer all or part of your funds to that account. NELICO provides guarantees of principal and interest with respect to the Fixed Account which is part of NELICO's general account. Amounts in the Fixed Account are backed by NELICO's general account, rather than the Variable Account. For a description of the Fixed Account, see "The Fixed Account" which appears later in this prospectus.

THE POLICIES

  The individual Flexible Premium Adjustable Variable Survivorship Life Insurance Policies offered by this prospectus are designed to provide lifetime insurance coverage for two insureds payable upon the death of the second to die. They are not offered primarily as an investment.

  The following is a brief listing of the basic features of the Policy. These and other features of the Policy are explained in detail throughout the prospectus. You should be sure to read the prospectus for more complete information.

  --You may choose to make premium payments under the Policy based on a schedule you determine, subject to certain limits. NELICO can limit or prohibit unscheduled payments in certain situations, including cases where an insured is in a substandard risk class. (See "Premiums".)

  --Net premiums are invested according to your instructions in the Fixed
    Account or, after an initial period in the Zenith Money Market Sub-Account, in one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios. (See "Allocation of Net Premiums" and "Investment Options".)

  --The mutual fund portfolios available to you under the Policy include several common stock funds, including a fund which invests primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. You may allocate your Policy's cash value to a maximum of nine accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  --If the Fixed Account is available in your state, you may also allocate funds to that account. NELICO provides guarantees of Fixed Account principal and Interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. NELICO also reserves the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  --The cash value of the Policy will vary daily based on, among other things, the net investment experience of the sub-accounts to which amounts have been allocated and the amount of interest credited to any of the Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

  --The portion of the cash value which you invest in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  --You may choose among four forms of death benefit options under the Policy. The two level options provide a death benefit equal to the Policy's face amount. The two variable options provide a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of the sub-accounts to which amounts have been allocated and the rate of interest credited on any cash value in the Fixed Account. Under any of these options the death benefit could be increased to satisfy tax law requirements if the cash value reaches certain levels. One of the level and one of the variable options provide for an enhanced increase. (See "Death Benefit".)

  --Regardless of investment experience, each form of death benefit is guaranteed never to be less than the Policy's face amount, as long as the total amount of premiums paid, with interest, less any partial surrenders, with interest, at least equals certain minimum amounts and there is no outstanding Policy loan. (See "Death Benefit" and "Minimum Guaranteed Death Benefit".)

  --You may change your allocation of future net premiums at any time. (See
    "Allocation of Net Premiums" and "Investment Options".)

  --After the "Right to Return the Policy" period, the Policy provides that you may transfer portions of the Policy's cash value among the sub-accounts and, generally, to the Fixed Account up to four times per policy year (twelve times per policy year for Policies issued in New York) without NELICO's consent. NELICO currently allows 12 transfers per policy year in all states. Transfers and allocations involving the Fixed Account are subject to certain limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  --A loan privilege is available under the Policy. A partial surrender feature is also available. (See "Loan Provision" and "Partial
    Surrender".)

  --Death benefits paid to the beneficiary under the Policy are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

  --Loans, assignments and other pre-death distributions under the Policy may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change in the terms or benefits of the Policy cause it to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  --If the Policy is not a modified endowment contract, NELICO believes that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With certain exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed the investment in the Policy. (See "Tax Considerations".)

  --You have an opportunity during the "Right to Return the Policy" period to return the Policy for a refund. (See "Right to Return the Policy".)

  --Within 24 months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a comparable fixed-benefit survivorship life insurance policy issued by NELICO or an affiliate on the joint lives of the insureds. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

  In many respects the Policies are similar to fixed-benefit survivorship universal life insurance. Like survivorship universal life insurance, the Policies provide for a death benefit upon the death of the second insured, flexible premiums, a cash value, and loan privileges.

  The Policies are different from fixed-benefit survivorship universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts of the Variable Account.

  The variable life insurance policies offered by NELICO are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  --The Policy provides a death benefit based on NELICO's assumption of an actuarially calculated risk.

  --If the net cash value is not sufficient to pay a Monthly Deduction the Policy may lapse with no value unless additional premiums are paid. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  --In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  --The Variable Account, not the Policy Owner, owns the mutual fund shares.

  --Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another are accomplished without tax liability under current law.

  --Dividends and capital gains are automatically reinvested.

  For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Survivorship Life Insurance".

AVAILABILITY OF THE POLICY

  Generally, a Policy may be issued on the lives of Insureds from the age of 20 to 85, and, if NELICO consents, to older or younger insureds. All persons must meet NELICO's underwriting and other criteria for issuance. The minimum face amount available is $100,000 unless NELICO consents to a lower amount. The Policies are not available to employee benefit plans qualified under
Section 401 of the Internal Revenue Code, except with NELICO's consent. Policies for which insurance charges do not vary based on the sex of the insured may not be available; and imposition of sex-based insurance charges may not be consistent with requirements applicable to certain employee benefit plans.

POLICY CHARGES

  PREMIUM-BASED CHARGES. NELICO deducts the following charges from premiums:

  --A sales charge of 9%. NELICO currently intends to waive this charge on all premiums paid after the first 15 policy years (17 policy years, for Policies issued in Pennsylvania). In addition, NELICO currently intends to deduct this charge from premium payments made in a Policy year (through the first 15 or 17 Policy years, as applicable) only until an amount equal to a Target Premium has been paid in that Policy year. Premium payments during a Policy year in excess of a Target Premium will not be subject to the sales charge;

  --A state premium tax charge of 2.5%;

  --A charge for federal taxes of 1%.

  SURRENDER CHARGE. The Surrender Charge includes:

  --A deferred administrative charge. This charge applies to a lapse, surrender, reduction in face amount or partial surrender that reduces the face amount during Policy years one through fourteen. This charge is $4.00 per $1,000 of face amount for the first five Policy years, and then reduces monthly until it reaches $2.00 at the end of the tenth Policy year and 0 at the end of the 14th Policy year. The charge may be less if the average of the issue ages is greater than 60.

  --A deferred sales charge. This charge applies to a lapse, surrender, reduction in face amount or partial surrender that reduces the face amount during Policy years one through fourteen. The maximum Deferred Sales Charge is imposed for Policies which cover insureds whose average issue age is 60 or less at issue, if you lapse or surrender the Policy, or reduce its face amount, in Policy years three through five. The maximum Deferred Sales Charge in those years equals 41% of one Benchmark Premium plus 41% of a second Benchmark Premium and 8% of a third Benchmark Premium. In no event will the Deferred Sales Charge be more than $30 per $1,000 of face amount. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the fourteenth Policy year. If you lapse or surrender the Policy, reduce its face amount, or make a partial surrender that reduces the face amount in the first two Policy years, the maximum Deferred Sales Charge will be 21% of one Benchmark Premium.

  The Surrender Charge is deducted from the Policy's available cash value, regardless of whether that cash value is derived from premiums or investment experience.

  MONTHLY DEDUCTION FROM CASH VALUE. NELICO deducts certain charges from the cash value:

  --Monthly charge for the cost of insurance and for any benefits provided by rider;

  --Monthly administrative charge, equal to: (1) $0.16 per $1,000 of face amount for the first Policy year; (2) currently, in Policy years two through ten, $0.05 per $1,000 of face amount for two insureds who are each in a standard or better underwriting class, $0.075 per $1,000 if only one insured is in a standard or better class, and $0.10 per $1,000 if neither insured is in a standard or better class (guaranteed not to exceed $0.10 per $1,000 for all Policies); and (3) currently, in Policy years 11 and after, $0.03 per $1,000 (guaranteed not to exceed $0.10 per $1,000). Currently, NELICO intends to apply this charge to no more than $4 million of Policy face amount beginning in the second Policy year;

  --Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount;

  --Monthly policy fee, currently equal to $5.00 per month (guaranteed not to exceed $7.50 per month).

  CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:

  --Daily charge against the sub-account assets for NELICO's mortality and expense risk, currently equal to an annual rate of .75% (guaranteed not to exceed .90%);

  --Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

  See "Charges and Expenses".

                             HOW THE P0LICY WORKS

PREMIUM PAYMENTS

 . Flexible
 . Planned premium options
  -Minimum premium (in first three Policy years)
  -Guaranteed Death Benefit 2 Premium (to age 80)
  -Guaranteed Death Benefit 1 Premium (to age 100)

CHARGES FROM PREMIUM PAYMENTS


 . Sales Load: 9.00% up to Target Premium; currently 0% above Target, NELICO intends to waive after 15 policy yrs.
  (17 policy years in PA)
 . State Premium Tax Charge: 2.5%
 . Charge for Federal Taxes: 1%

LOANS

 . After the free look period you may borrow a portion of your cash value

 . Loan interest charge is 5.5%. Loaned funds are transferred out of the Eligible Funds into the General Account where they are credited with not less than 4.0% interest (Currently
  NELICO intends to credit 5.0% interest after 15 policy years.)

RETIREMENT BENEFITS

 . Fixed settlement options are available for policy proceeds

CASH VALUES

 . Net premium payments invested in your choice of Eligible Fund investments (after an initial period in the Zenith Money Market Sub-Account) or the Fixed Account
 . The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
 . The cash value invested in mutual funds is not guaranteed
 . Any earnings are accumulated free of any current income taxes
 . You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed Account) up to 12 times per policy year after the free look period.
  Transfers from the Fixed Account are limited as to timing, frequency and amount
 . Your cash value may be allocated among a maximum of nine accounts at any one time

DEATH BENEFIT

 . Paid upon the 2nd death
 . Level of Variable Death Options
 . Guaranteed not to be less than initial face amount if Death
  Benefit Guarantee is in effect
 . Income tax free to named beneficiary

DAILY DEDUCTIONS FROM ASSETS


 . Mortality and expense risk charges of .75% (guaranteed not to exceed .90%) on an annual basis are deducted from the cash value daily
 . Investment advisory fees and other expenses are deducted from the Eligible Fund values daily

BEGINNING OF MONTH CHARGES

 . The cost of insurance protection (reflecting any substandard risk rating) is deducted from the cash value each month
 . Any Rider Charges
 . Policy fee: $5.00 (not to exceed $7.50) per month
 . Minimum Death Benefit Guarantee Charge: $.01 per $1000 face amount monthly

 . Administrative Charge: $0.16 per $1000 of face amount monthly in the first year; $0.05 per $1000 monthly for two Standard insureds [$0.075 for Standard/(Substandard or Uninsurable) or $0.10 for Substandard/(Substandard or Unisurable] in years 2-10; and $0.03 per $1000 monthly in subsequent years. On a guaranteed basis, the Administration Charge is $0.16 per $1000 of face amount in the first year and $0.10 per $1000 in subsequent years.

SURRENDER CHARGES

 . Consist of Deferred Sales Charge and Deferred Administrative
  Charge (see page A-19)

LIVING BENEFITS

 . If policyholder has elected and qualified for benefits for disability of covered insured who becomes totally disabled, company will provide specified premium amounts or waive monthly charges, depending on the option selected, during the period of disability up to certain limits.
 . Policy may be surrendered at any time for its cash surrender value
 . Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 . Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
 . Subject to NELICO's rules, a lapsed Policy may be reinstated within seven years of date of lapse if it has not been surrendered

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

  NELICO will treat your request for a Policy transaction, or your submission of a payment, as received at the Home Office if it is received there before the close of regular trading on the New York Stock Exchange on that day. If it is received after that time, or if the New York Stock Exchange is not open that day, then it will be treated as received on the next day when the New York Stock Exchange is open.

NELICO

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Before August 30, 1996, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). Effective August 30, 1996, New England Mutual merged into MetLife, a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. With the merger, New England Mutual's separate corporate existence ended, and MetLife became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company", and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.


                          [FLOW CHART APPEARS HERE]

Eligible Funds buy portfolio investments to support values and benefits of the Policies.

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

  DEATH BENEFIT OPTIONS. When you apply for a Policy, you may choose among four death benefit options. The death benefit is payable to the beneficiary upon the death of the second insured to die.

  The Option A (Enhanced with Face Amount) death benefit provides a death benefit equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code on an enhanced basis, as described below.

  The Option B (Enhanced with Face Amount Plus Cash Value) death benefit provides a death benefit equal to the face amount of the Policy plus the amount, if any, of the Policy's cash value. The Option B death benefit is also subject to increases required by the Internal Revenue Code on an enhanced basis, as described below. In general, the Option B death benefit does not significantly exceed the Option D death benefit.

  The Option C (Face Amount) death benefit provides a death benefit equal to the face amount of the Policy. The Option C death benefit, like the Option A death benefit, is fixed, subject to increases required by the Internal Revenue Code. In the case of the Option C death benefit, these increases are not enhanced.

  The Option D (Face Amount Plus Cash Value) death benefit provides a death benefit equal to the face amount of the Policy plus the amount, if any, of the Policy's cash value. The Option D death benefit is also subject to increases required by the Internal Revenue Code but, unlike the Option B death benefit, these increases are not enhanced.

  In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value as set forth in Table I below. This means that, if the cash value grows to certain levels, the death benefit will be increased to satisfy the tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

                                    TABLE I

     AGE OF YOUNGER                         AGE OF YOUNGER
   INSURED AT START OF    PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
     THE POLICY YEAR       CASH VALUE       THE POLICY YEAR      CASH VALUE
   -------------------    -------------   -------------------   -------------
   20 through 40               250                61                 128
        41                     243                62                 126
        42                     236                63                 124
        43                     229                64                 122
        44                     222                65                 120
        45                     215                66                 119
        46                     209                67                 118
        47                     203                68                 117
        48                     197                69                 116
        49                     191                70                 115
        50                     185                71                 113
        51                     178                72                 111
        52                     171                73                 109
        53                     164                74                 107
        54                     157           75 through 90           105
        55                     150                91                 104
        56                     146                92                 103
        57                     142                93                 102
        58                     138           94 through 99           101
        59                     134                100                100
        60                     130

  In the case of Option A or Option B, the death benefit will be a maximum of
1.45 times the amount required to satisfy tax law requirements, until age 91 of the younger insured, resulting in a higher death benefit than required by law. After age 91 of the younger insured, the maximum enhancement factor of
1.45 is reduced by .05 each year for nine years, at which time the factor is
1.00. The enhanced death benefit is subject to certain limits that depend in part on the tabular cash value, set forth in Appendix F, but will never be less than the amount required to satisfy tax law requirements. Tabular cash value is a hypothetical value that uses the Guaranteed Death Benefit 1 Premium (as shown in the Policy), maximum guaranteed charges and a 4% interest rate. See Appendix F.

MINIMUM GUARANTEED DEATH BENEFIT

  The Policy provides two Minimum Guaranteed Death Benefits. If either Minimum Guaranteed Death Benefit is in effect, as determined on the first day of each Policy month, the Policy will not lapse even if the net cash value is insufficient to cover the Monthly Deduction due for that month. If the death of the second insured occurs while either Minimum Guaranteed Death Benefit is in effect, the death benefit will be adjusted as described below before the proceeds are paid. The minimum premiums necessary to maintain either Minimum Guaranteed Death Benefit in effect under your Policy are shown in your Policy and also appear in your personalized illustration. See Appendix A.

  MINIMUM GUARANTEED DEATH BENEFIT 1. NELICO will determine if Minimum Guaranteed Death Benefit 1 is in effect on the first day of each Policy month the Policy is in force, until the Maturity Date. This Benefit is in effect at the end of a Policy year if (1) the total of all premiums paid under the Policy for each completed Policy year, accumulated at a 4% rate as if they were paid on the first day of each Policy year, less any partial surrender under the Policy in each completed Policy year, accumulated at a 4% rate from the date of surrender, is at least equal to (2) the Guaranteed Death Benefit 1 Fund, and there is no outstanding Policy loan. For these purposes, premiums paid within 20 days prior to a Policy anniversary are treated as if paid in the next Policy year.

  During a Policy year, the amount of premiums paid in (1) above will include premiums paid less partial surrenders in the current Policy year, and the amount in (2) above will be calculated as the Minimum Guaranteed Death Benefit 1 Fund amount shown in your Policy for the prior Policy year end plus 1/12 of the Guaranteed Death Benefit 1 Premium for each Policy month of the current Policy year up to and including the current Policy month.

  The Guaranteed Death Benefit 1 Fund assumes that the Guaranteed Death Benefit 1 Premium, that appears in your Policy, is paid on the first day of each Policy year and accumulates at a 4% rate per year.

  If the Guaranteed Minimum Death Benefit 1 is lost due to insufficient premium payments, it is unlikely because of Federal tax law limitations that you will be permitted to pay sufficient premiums in future years to regain the guarantee. Federal tax law limitations also may prevent the payment of sufficient premiums to maintain the Minimum Guaranteed Death Benefit 1 following: certain reductions in face amount, including certain partial surrenders that reduce the face amount, reduction or deletion of a rider benefit, or improvement in your Policy's rating classification (see "Reduction in Face Amount").

  Under Policies issued in New York, the Minimum Guaranteed Death Benefit 1 is referred to as the "No Lapse Guarantee Benefit 1", the Minimum Guaranteed Death Benefit 1 Fund is referred to as the "No Lapse Guarantee Benefit 1 Fund", and the Minimum Guaranteed Death Benefit 1 Premium is referred to as the "No Lapse Guarantee Benefit 1 Premium".

  MINIMUM GUARANTEED DEATH BENEFIT 2. NELICO will determine if Minimum Guaranteed Death Benefit 2 is in effect on the first day of each Policy month the Policy is in force, until the later of: the date the younger insured attains age 80 (or would have attained age 80, if that person died before reaching age 80), or 20 years from the Policy Date, but no later than the Maturity Date of the Policy. This Benefit is in effect at the end of a Policy year if (1) the total of all premiums paid under the Policy for each completed Policy year, accumulated at a 4% rate as if they were paid on the first day of each Policy year, less any partial surrender under the Policy in each completed Policy year, accumulated at a 4% rate from the date of surrender, is at least equal to (2) the Guaranteed Death Benefit 2 Fund, and there is no outstanding Policy loan. For these purposes, premiums paid within 20 days prior to a Policy anniversary are treated as if paid in the next Policy year.

  During a Policy year, the amount of premiums paid in (1) above will include premiums paid less partial surrenders in the current Policy year, and the amount in (2) above will be calculated as the Minimum Guaranteed Death Benefit 2 Fund amount shown in your Policy for the prior Policy year end plus 1/12 of the Guaranteed Death Benefit 2 Premium for each Policy month of the current Policy year up to and including the current Policy month.

  The Guaranteed Death Benefit 2 Fund assumes that the Guaranteed Death Benefit 2 Premium, that appears in your Policy, is paid on the first day of each Policy year and accumulates at a 4% rate per year.

  If the Guaranteed Minimum Death Benefit 2 is lost due to insufficient premium payments, it may be possible to regain the guarantee in future years. Federal tax law limitations may prevent the payment of sufficient premiums to maintain the Minimum Guaranteed Death Benefit 2 following: certain reductions in face amount, including certain partial surrenders that reduce the face amount, reduction or deletion of a rider benefit, or improvement in your Policy's rating classification (see "Reduction in Face Amount").

  Under Policies issued in New York, the Minimum Guaranteed Death Benefit 2 is referred to as the "No Lapse Guarantee Benefit 2", the Minimum Guaranteed Death Benefit 2 Fund is referred to as the "No Lapse Guarantee Benefit 2 Fund", and the Minimum Guaranteed Death Benefit 2 Premium is referred to as the "No Lapse Guarantee Benefit 2 Premium".

ADJUSTMENTS TO THE DEATH PROCEEDS PAYABLE

  The death proceeds actually paid to the beneficiary are equal to the death benefit in effect on the date of the second insured's death reduced by any outstanding loan and accrued loan interest as of that date and by the portion of any unpaid Monthly Deduction for the period prior to that date. The death proceeds will be increased by any rider benefits payable and by any portion of a Monthly Deduction made for a period beyond the date of the second insured's death.

  The death proceeds may also be adjusted if either insured's age or sex was misstated in the application, if death results from either insured's suicide within two years (or less if provided by state law) from the Policy's date of issue, or if limits on the death benefit are imposed by rider. (See "Limits to NELICO's Right to Challenge the Policy".)

CHANGE IN DEATH BENEFIT OPTION

  At any time after the first Policy year, before or after the death of the first insured, you may change your death benefit option by sending your written request for change to NELICO's Home Office. The request will be effective on the first day of the Policy month on or after it is received. A change in death benefit option may result in tax consequences to you. (See "Tax Considerations".)

  If you change from Option A or C (face amount options) to Option B or D (face amount plus cash value options), the Policy's face amount will be reduced by the amount necessary for the death benefit to be the same immediately before and after the change. A face amount reduction below $100,000 is permitted only with NELICO's consent. Any rider benefits under the Policy may also have to be decreased. In some circumstances a partial surrender of cash value may be necessary in order to comply with Federal tax law limits on the amount of premiums that can be paid into the Policy. No Surrender Charge will be assessed in that situation.

  If you change from Option B or D (face amount plus cash value options) to Option A or C (face amount options), the Policy's face amount may be increased, if necessary, for the death benefit to be the same immediately before and after the change.

  If you change from Option A or B (enhanced) to Option C or D, the Policy's death benefit amount in most cases will be reduced, if the Internal Revenue Code increases are in effect, or will remain the same, if they are not in effect.

  Changes from Option C or D to Option A or B (enhanced) are subject to underwriting approval, and both insureds must be living if the amount at risk under the Policy would increase as a result of the change.

EXTENDING THE MATURITY DATE

  If approved in your state, NELICO will issue or amend your Policy with an extended maturity endorsement. (The endorsement will be added only prior to the original Maturity Date.) If the extended maturity endorsement is added to the Policy, the Policy will not mature until the date of the younger insured's death (the "Extended Maturity Date"). In addition, on and after the original Maturity Date, the death benefit will equal the cash value on the date of death; or the greater of (1) the cash value on the date of death and (2) the Policy face amount, if, on the original Maturity Date, the total premiums paid in each Policy year accumulated at 4% from the first day of the Policy year, less every partial surrender accumulated at 4% from the date of surrender, is not less than the "Age 100 Amount" shown in the Policy. (For this purpose, premiums paid within 20 days prior to a Policy anniversary are treated as if paid in the next Policy year.) The Age 100 Amount is based on the Guaranteed Death Benefit 2 premium being paid each Policy year until the original Maturity Date (rather than until age 80 of the younger insured.) Currently, no cost of insurance or minimum death benefit guarantee charges will be deducted after the original Maturity Date. No premiums can be paid after the original Maturity Date unless necessary to prevent lapse of the Policy. All riders attached to the Policy and in effect on the original Maturity Date, other than the extended maturity endorsement, will terminate on the original Maturity Date.

  The tax consequences associated with extending the Maturity Date beyond age 100 are unclear and a tax advisor should be consulted before effecting such an extension. For more information about the extended maturity option, contact your registered representative or NELICO.

CASH VALUE

  Your Policy's cash value includes its cash value in the Variable Account, in the Fixed Account and, if you have an outstanding Policy loan, in NELICO's general account as a result of the loan. The cash value reflects premium payments, the net investment experience of the Policy's sub-accounts, interest credited on its cash value in the Fixed Account and on amounts held in the general account as a result of a loan, the death benefit option chosen, amounts deducted for Policy charges (including Monthly Deductions, any Surrender Charge that applies if you reduce the Policy's face amount or make a partial surrender and any due and unpaid interest on Policy loans), amounts surrendered and transfers among the Policy's sub-accounts and the Fixed Account.

  Your Policy's net cash value is the amount you will receive if you surrender the Policy. The net cash value is the cash value reduced by any outstanding Policy loan (and accrued interest) and by any applicable Surrender Charge. (See "Loan Provision", "Surrender Charge" and "Monthly Deduction from Cash Value".)

  The Policy's cash value in the Variable Account may increase or decrease daily depending on the net investment experience of the Policy's sub-accounts. Unfavorable investment experience can reduce the net cash value to zero. Because there is no guaranteed minimum cash value in the Variable Account, you bear the entire investment risk with respect to the cash value. The premium payment schedule you choose will also affect the Policy's net cash value.

NET INVESTMENT EXPERIENCE

  The net investment experience of the Policy's sub-accounts will affect the Policy's cash value and, in some circumstances, the death benefit. The net investment experience of the sub-accounts is determined as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

  A sub-account's net investment experience for any period reflects the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the sub-account for that period. (Currently the sub-accounts are charged only for NELICO's mortality and expense risk, but in the future NELICO may impose a charge against the sub-accounts for taxes if appropriate. See "Charges Against the Eligible Funds and the Sub- Accounts of the Variable Account" and "Charge for NELICO's Income Taxes".)

  The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund and affect subsequent investment experience.

ALLOCATION OF NET PREMIUMS

  As of the "investment start date", the net premium to be allocated to any of the variable sub-accounts is allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part I of the application is signed or 10 days after NELICO mails the Notice of Withdrawal Right. (See "Right to Return the Policy". For the definition of the "investment start date", see "Amount Provided for Investment under the Policy".) Thereafter, the cash value (which will reflect at least one Monthly Deduction) is allocated to the sub-accounts according to your instructions. (See "Investment Options".) Therefore, your selection of sub-accounts does not take effect until after the initial period described above, when the cash value is allocated to the Zenith Money Market Sub-Account. Amounts to be allocated to the Fixed Account are so allocated as of the investment start date and are not invested in the Money Market Sub-Account. Allocations can be made to a maximum of nine accounts (including the Fixed Account) at any time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  An amount is first provided for investment under the Policy as of the investment start date. That is the latest of: the date when NELICO first receives a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by a NELICO agency or, in the case of a Policy sold through MetLife Brokerage, receipt by MetLife Brokerage at its Princeton, New Jersey office.)

  If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her Part II of the application and receipt of the premium payment. In that case the Policy Date and investment start date are the same. (Under NELICO's administrative rules, a Policy which would be dated the 28th day or later in a month will receive a Policy Date of the 28th.) The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. Only one premium payment may be made before the Policy is issued.

  If you make a premium payment with the application, the insureds will be covered under a temporary insurance agreement for a limited period that is described in the temporary insurance agreement form. Generally, coverage under the temporary insurance agreement begins on the later of the date when NELICO receives the premium for the Policy and the date when each of the insureds has signed his/her Part II of the application. The maximum amount of coverage provided is the lesser of the amount of insurance applied for and $500,000 when both insureds are standard risks ($250,000 for when at least one insured is not a standard risk and $50,000 when both persons are determined to be uninsurable). There may be variations to these provisions required by state law.

  If a Policy is issued, Monthly Deductions, including cost of insurance charges, begin as of the Policy Date, even if the Policy's issuance was delayed due to underwriting requirements; and will be in amounts based on the face amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period was for a lesser amount. If NELICO declines an application, it will refund the premium payment made plus interest at the rate currently in use by NELICO.

  If you choose to pay the initial premium upon delivery of the Policy, the Policy will have a Policy Date which is generally five days after issue. The investment start date will be the later of the Policy Date and the date the premium is received. Monthly Deductions will begin on the Policy Date. Interest at a 4% net rate will be credited to the Policy for the period, if any, between the Policy Date and the investment start date. Insurance coverage under the Policy will begin upon receipt of the portion of the Minimum Premium due for the first quarter (or, with NELICO's consent, upon receipt of the number of monthly payments due under the Master Service Account arrangement. This arrangement is not available under the Policies as of the date of this prospectus, but NELICO plans to make it available in the future).

  Under limited circumstances, NELICO may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. Backdating may be desirable, for example, so that you can purchase a particular Policy face amount for lower cost of insurance rates, based on a younger insurance age. Backdating in some cases may result in a Policy with a higher Surrender Charge if the backdating results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the minimum premium payable for the period between the Policy Date and the investment start date. As of the investment start date, NELICO will allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net rate, for the period between the Policy Date and the investment start date.

  The amount provided for investment in the Policy is adjusted as of each day the New York Stock Exchange is open to reflect the net investment experience of the sub-accounts for that day.

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (or more where required by applicable state insurance law) after you receive the Policy or within 10 days after NELICO mails the Notice of Withdrawal Right, whichever is latest. The Policy may be returned to NELICO or your registered representative. Insurance coverage ends as soon as the Policy is returned (as determined by its postmark, if the Policy is mailed). If you choose to cancel the Policy, NELICO will refund any premium paid (or any other amount that is required by state insurance law) with interest at the rate currently in use by NELICO.

                             CHARGES AND EXPENSES

  THE AMOUNT OF A CHARGE MAY NOT NECESSARILY CORRESPOND TO THE COSTS ASSOCIATED WITH PROVIDING THE SERVICES OR BENEFITS INDICATED BY THE DESIGNATION OF THE CHARGE OR ASSOCIATED WITH THE PARTICULAR POLICY. FOR EXAMPLE, THE DEFERRED SALES CHARGE MAY NOT FULLY COVER ALL OF THE SALES AND DISTRIBUTION EXPENSES ACTUALLY INCURRED BY THE COMPANY, AND PROCEEDS FROM OTHER CHARGES, INCLUDING THE MORTALITY AND EXPENSE RISK CHARGE, MAY BE USED IN PART TO COVER SUCH EXPENSES.

DEDUCTIONS FROM PREMIUMS

  SALES CHARGE. NELICO deducts a 9% sales charge from premiums (whether a Planned Premium or an unscheduled payment). NELICO currently intends to waive this charge on all premiums after the 15th Policy year (after the 17th Policy year, for Policies issued in Pennsylvania). In addition, NELICO currently intends to deduct this charge from premiums paid in a Policy year (through the first 15 or 17 Policy years, as applicable) only until an amount equal to a Target Premium has been paid in that Policy year; premium payments during a Policy year in excess of a Target Premium currently will not be subject to the sales charge. However, NELICO retains the right not to waive the charge or to resume the charge in either of these circumstances.

  The Target Premium for a Policy covering two insureds who are each assigned to a standard or better underwriting class equals the level annual premium necessary to keep a level death benefit base Policy in-force until age 80 of the younger insured, if that insured's issue age is 60 or below, assuming charges are imposed at the guaranteed levels and a 4% rate of interest. (The Policy duration used for calculating the Target Premium is 20 years if the younger insured's issue age is above 60 up to 65, to age 85 of the younger insured if that insured's issue age is above 65 up to 80, and five years if the younger insured's issue age is above 80). If an insured is assigned to a class below standard, the Target Premium for the Policy will be up to 140% of the comparable Target Premium described above, depending on the underwriting class of each insured. Certain riders increase the Target Premium for the Policy above the amounts described herein. The Target Premium is designated on your personalized illustration.

  During the first 14 Policy years, if you surrender or lapse the Policy, make a partial surrender or reduce the face amount, a Deferred Sales Charge also applies. (For joint insureds whose average issue age was 60 to 70 at issue of the Policy, the period when the Deferred Sales Charge applies is nine years, for insureds whose average issue age was 70 to 80, 6 years, and above 80, five years. See "Surrender Charge" below.)

  The sales charges under a Policy in a given Policy year are not necessarily related to NELICO's actual sales expenses for that year.

  Sales charges for Policies sold in certain group or sponsored arrangements may be reduced. NELICO intends in the future to implement a program under which certain fixed-benefit life insurance policies that were issued by New England Mutual may be exchanged for the Policies without a deduction for the sales charge, state premium tax and federal premium tax charges (see below) from the amount of cash value that is transferred to the Policy. Certain eligibility conditions will apply, such as policy issue date, minimum face amount, maximum age and/or underwriting requirements. Certain insureds may qualify for a waiver of underwriting requirements. Your registered representative can advise you regarding terms and availability of the program.


  STATE PREMIUM TAX CHARGE. NELICO deducts 2.5% from each premium to cover state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

  FEDERAL PREMIUM TAX CHARGE. NELICO deducts 1% from each premium to recover a portion of that part of NELICO's federal income tax liability that is determined solely by the amount of life insurance premiums it receives.

  EXAMPLE: The following chart shows the net amount that currently would be allocated to the Variable Account assuming a premium payment of $5,000 and a Target Premium of $2,000.

             NET
   PREMIUM PREMIUM
   ------- -------
   $5,000  $2,000
                   (12.5% X 2,000 = total sales and premium tax charge up to
             -250  Target Premium)
           ------
           $1,750
           $3,000
             -105
           ------
           $2,895  (3.5% X 3,000 = total sales and premium tax charge on payments in excess of Target Premium, based on NELICO's
                   current rules)
           $1,750
           +2,895
           ------
           $4,645  Net Premium
           ======

  NELICO may waive the 9% sales charge on premiums paid after the 15th Policy year (after the 17th Policy year for Policies issued in Pennsylvania). In that case, the net premium in this example would be $5,000 - 175 (3.5% X 5,000), or $4,825.

SURRENDER CHARGE

  If, during the first 14 Policy years, a Policy is totally surrendered or lapses, the face amount is reduced, or a partial surrender reduces the face amount, a Surrender Charge will be deducted from the cash value. (For joint insureds whose average issue age is 60 1/2 to 70 at issue of the Policy, the Surrender Charge period is nine years, for insureds whose average issue ages are 70 1/2 to 80, six years, and above 80, five years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is set forth in your Policy.

  Any Surrender Charge deducted upon lapse is credited back to the Policy's cash value upon reinstatement. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Policy was lapsed will not count.

  DEFERRED SALES CHARGE. The Deferred Sales Charge is based on a percentage of the Benchmark Premium, rather than the Target Premium. In general, the Target Premium differs from the Benchmark Premium in that the Target Premium may be up to 110% of the Benchmark Premium for the same base Policy. In addition, certain riders to the Policy increase the Target Premium but do not increase the Benchmark Premium. The Policy's Benchmark Premium equals the level annual premium necessary to keep a level death benefit Policy, without riders, in-force until age 80 of the younger insured (or 20 years after issue, if later, but not later than the Maturity Date) assuming charges are imposed at the guaranteed levels and a 4% rate of interest.

  For Policies which cover insureds whose average issue age is 60 or less at issue, the maximum Deferred Sales Charge applies in Policy years three through five. The Deferred Sales Charge in these years equals 41% of actual premiums paid up to one Benchmark Premium, plus 41% of additional premiums paid up to a second Benchmark Premium, plus 8% of additional premiums paid up to a third Benchmark Premium. In no event will the Deferred Sales Charge exceed $30 per $1,000 of face amount. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the fourteenth Policy year.

  The Deferred Sales Charge during either of the first two Policy years for insureds whose average issue age is 70 or less is equal to 21% of the premiums paid in the first Policy year, up to a maximum of 21% of one Benchmark Premium. As described above, after the second Policy year, the maximum Deferred Sales Charge increases substantially.

  The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose average issue age is 60 or less at issue, and assumes that one Benchmark Premium per year is paid under the Policy. The table shows the charge, expressed as a percentage of the Benchmark Premiums paid to date, if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown. During Policy years six through 14, the maximum Deferred Sales Charge declines on a monthly basis.

                                                THE MAXIMUM DEFERRED SALES
                                                  CHARGE IS THE FOLLOWING
                                                PERCENTAGE OF ONE BENCHMARK
                         FOR POLICIES WHICH ARE  PREMIUM PER YEAR TO DATE
                          SURRENDERED, LAPSED     OF SURRENDER, LAPSE OR
                           OR REDUCED DURING       FACE AMOUNT REDUCTION
                         ---------------------- ---------------------------
   Entire policy year               3                     30.00%
                                    4                     22.50%
                                    5                     18.00%
   Last Month of Policy
    years                           6                     13.33%
                                    7                     10.00%
                                    8                      7.50%
                                    9                      5.56%
                                   10                      4.00%
                                   11                      2.73%
                                   12                      1.67%
                                   13                       .77%
                                   14                      0.00%

  For insureds whose average issue age is above 60 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy year three, for insureds with an average issue age up through 70, and in Policy year one, for insureds with an average issue age above 70.

  The applicable Deferred Sales Charge will be deducted from the Policy's available cash value, regardless of whether that cash value is derived from premiums or investment experience.

  In the case of a reduction in face amount or partial surrender that reduces the face amount, any Deferred Sales Charge that applies is deducted from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge is deducted from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

  DEFERRED ADMINISTRATIVE CHARGE. The Table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy.

                               FOR POLICIES WHICH ARE
                                SURRENDERED, LAPSED   DEFERRED ADMINISTRATIVE
                               OR REDUCED DURING THE   CHARGE PER $1,000 OF
                                 POLICY YEAR SHOWN          FACE AMOUNT
                               ---------------------- -----------------------
   Entire Policy year                     1                    $4.00
                                          2                     4.00
                                          3                     4.00
                                          4                     4.00
                                          5                     4.00
   Last Month of Policy year*             6                     3.60
                                          7                     3.20
                                          8                     2.80
                                          9                     2.40
                                         10                     2.00
                                         11                     1.50
                                         12                     1.00
                                         13                     0.50
                                         14                     0.00

--------
* The charge declines monthly after the end of the fifth Policy year.

  The applicable Deferred Administrative Charge will be deducted from the Policy's available cash value, regardless of whether that cash value is derived from premiums or investment experience.

  For insureds whose average issue age is above 60 at issue, the Deferred Administrative Charge is less than or equal to that in the table above.

MONTHLY DEDUCTION FROM CASH VALUE

  On the first day of each Policy month, starting with the Policy Date, NELICO deducts the "Monthly Deduction" from your cash value. If either Minimum Guaranteed Death Benefit is in effect, or if the Policy coverage is being protected by payment of the Minimum Premium during the first three Policy years, the Monthly Deduction is made until the cash value equals zero. Otherwise, the Monthly Deduction is made as long as the net cash value is sufficient to cover the entire Monthly Deduction. If the net cash value is insufficient to cover the entire Monthly Deduction and no Minimum Guaranteed Death Benefit or Minimum Premium guarantee is in effect, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".) The Monthly Deduction reduces the cash value in each sub-account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

  The Monthly Deduction includes the following charges:

  POLICY FEE. The Policy fee is currently equal to $5.00 per month (guaranteed not to exceed $7.50 per month).

  ADMINISTRATIVE CHARGE. Currently, the Administrative Charge is $0.16 per $1,000 of Policy face amount in the first Policy year. The Administrative Charge in the second through tenth Policy years is, on a current basis, $0.05 per $1,000 of Policy face amount, for two insureds who are each assigned to a standard or better underwriting class; $0.075 per $1,000 of Policy face amount if only one insured is in a standard or better class; and $0.10 per $1,000 of Policy face amount if neither insured is in a standard or better class. In Policy years eleven and after, currently the Administrative Charge is $0.03 per $1,000 of Policy face amount.

  The current monthly Administrative Charge will apply to no more than $4 million of Policy face amount beginning in the second Policy year. As a result, the maximum monthly charge currently deducted in the second

Policy year, for example, will be $200 per month for two insureds who are each a standard or better risk and $400 per month if neither insured is a standard or better risk.

  The guaranteed maximum monthly Administrative Charge is $0.16 per $1,000 of face amount in the first Policy year and $0.10 per $1,000 thereafter.

  The Policy Fee, the Administrative Charge and the Deferred Administrative Charge together cover the cost of administering the Policies, as well as legal, actuarial, systems, mailing and other overhead costs connected with NELICO's variable life insurance operations.

  MINIMUM DEATH BENEFIT GUARANTEE CHARGE. The minimum death benefit guarantee charge is $0.01 per $1,000 of Policy face amount. This charge compensates NELICO for its guarantee that, regardless of the investment experience of the Policy's sub-accounts, the Policy's death benefit will never be less than the face amount, provided that the total amount of premiums paid with interest, less any partial surrenders with interest, equals or exceeds the applicable Minimum Guaranteed Death Benefit Fund amount for the Policy. (See "Minimum Guaranteed Death Benefit" and "Adjustments to the Death Proceeds Payable".)

  MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There are no future mortality charges attributable to an insured from the time he or she reaches age 100 (or would have reached age 100, if that person died before reaching age 100). The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. The amount at risk is determined on the first day of the Policy month after any applicable Monthly Deduction has been processed and is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

  If a Policy loan is outstanding and your Policy's net cash value is not large enough to cover the cost of insurance charge for a policy month, the difference between the net cash value available and the cost of insurance charge is treated as an excess policy loan and the Policy may terminate. (See "Loan Provision".)

  The guaranteed cost of insurance rates for a Policy depend on each insured's underwriting class, age on the first day of the Policy year and sex (if the Policy is sex-based). The current cost of insurance rates for a given Policy also depend on the insureds' issue ages and on the duration of the Policy. The joint rates are guaranteed not to be higher than joint rates based on the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/nonsmoker modifications (the "1980 CSO Tables"). The rates actually used may be lower than these maximum rates, depending on NELICO's expectations regarding future mortality and expense experience, lapse rates and investment earnings. NELICO reviews the adequacy of its current cost of insurance rates periodically and may adjust them. Any change in the current cost of insurance rates will be applied prospectively only and will be on a non-discriminatory basis. The current cost of insurance rate for a Policy is set forth in the Policy Owner's annual statement.

  Each insured person is underwritten separately. The underwriting classes used for determining cost of insurance rates are smoker standard, smoker substandard, nonsmoker standard, nonsmoker preferred, nonsmoker residual, and nonsmoker substandard. Substandard ratings result in higher cost of insurance deductions. The guaranteed maximum mortality charges for substandard ratings are based on multiples of the 1980 CSO Tables.

  Availability of the three standard nonsmoker classes varies. Under a Policy with a face amount of $500,000 or more the available standard nonsmoker classes for an insured whose issue age is 20 through 75 are nonsmoker preferred and nonsmoker residual. For Policies with a face amount below $500,000 and for all insureds whose issue age is above 75, only the nonsmoker standard class is used. Among these three standard nonsmoker classes, the nonsmoker preferred class generally offers the most favorable rates on a current basis and the nonsmoker residual class generally offers the least favorable rates on a current basis.

  Cost of insurance rates are generally more favorable for nonsmoker than for smoker insureds and generally more favorable for female than for male insureds. Within a given underwriting class, cost of insurance rates are generally more favorable for insureds with lower issue ages. NELICO may offer Policies for which cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured. Such Policies would be available, if at all, only where required by state law or to certain employee benefit plans.

  CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. Charges are imposed for the cost of any additional rider benefits as described in the rider form. NELICO also reserves the right to charge Policy Owners a nominal fee, which will be billed directly to the Policy Owner, in the event that a Policy re-issue or re-dating is requested.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE
ACCOUNT

  MORTALITY AND EXPENSE RISK CHARGE. NELICO charges the sub-accounts of the Variable Account for the mortality and expense risks that NELICO assumes. Currently, the charge is made daily at an annual rate of .75% of the sub-accounts' assets. NELICO reserves the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than NELICO estimated. The expense risk is that NELICO's costs of issuing and administering the Policies may be more than NELICO estimated. If proceeds from this charge are not needed to cover mortality and expense risks, NELICO may use proceeds to finance distribution of the Policies.

  CHARGES FOR INCOME TAXES. NELICO currently makes no charge for income taxes against the Variable Account, but in the future NELICO may impose such a charge, if appropriate. NELICO reserves the right to make a charge for any taxes imposed on the Policies by any governmental body in the future. (See "Charge for NELICO's Income Taxes".)

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

  The Zenith Fund Series incur charges for advisory fees and certain other expenses. The series (other than the Capital Growth Series) are advised by TNE Advisers, Inc., an affiliate of NELICO. Under a voluntary expense cap by TNE Advisers for each of the Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, and Westpeak Growth and Income Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets; for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining Zenith Fund Series (other than the Capital Growth Series) TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit up until two years after the end of the fiscal year in which the expense was incurred. The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses for 1997, (for the Goldman Sachs Midcap Value Series, anticipated expenses for 1998), after giving effect to the applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY
 EXPENSE CAP)

                                   BACK     BACK
                                   BAY      BAY      BACK            WESTPEAK LOOMIS
                                 ADVISORS ADVISORS   BAY    WESTPEAK  GROWTH  SAYLES
                         CAPITAL   BOND    MONEY   ADVISORS  STOCK     AND    SMALL
                         GROWTH   INCOME   MARKET  MANAGED   INDEX    INCOME   CAP
                         SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES
                         ------- -------- -------- -------- -------- -------- ------
Management Fee            .63%     .40%     .35%     .50%     .25%     .70%   1.00%
Other Expenses            .04%     .12%     .10%     .11%     .15%     .12%    --
                          ----     ----     ----     ----     ----     ----   -----
  Total Series Operating
   Expenses               .67%     .52%     .45%     .61%     .40%     .82%   1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE
 DEFERRAL)

                         GOLDMAN
                          SACHS   LOOMIS  MORGAN STANLEY  DAVIS  ALGER
                         MIDCAP   SAYLES  INTERNATIONAL  VENTURE EQUITY
                          VALUE  BALANCED     MAGNUM      VALUE  GROWTH
                         SERIES*  SERIES  EQUITY SERIES  SERIES  SERIES
                         ------- -------- -------------- ------- ------
Management Fee            .75%     .70%        .90%       .75%    .75%
Other Expenses            .15%     .15%        .40%       .15%    .12%
                          ----     ----       -----       ----    ----
  Total Series Operating
   Expenses               .90%     .85%       1.30%       .90%    .87%

--------

* Anticipated annual operating expenses for the Goldman Sachs Midcap Value Series are based on the management fee approved by shareholders of the Series that became effective on May 1, 1998, and other expenses actually incurred for the Series for 1997.

  The investment adviser for the VIP Fund and VIP Fund II is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company.

  The Portfolios also bear certain other expenses. For the year ended December 31, 1997, the total operating expenses incurred by the Portfolios, as a percentage of Portfolio average net assets, were as follows:

               MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO         FEES    EXPENSES   EXPENSES
---------      ---------- -------- ------------
Equity-Income     .50%      .08%       .58%*
Overseas          .75%      .17%       .92%*
High Income       .59%      .12%       .71%
Asset Manager     .55%      .10%       .65%*

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. Had these reductions been included, total annual expenses would have been .57% for Equity-Income Portfolio, .90% for Overseas Portfolio, and .64% for Asset Manager Portfolio.

  Affiliates of Fidelity Management & Research Company compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to these Portfolios of VIP Fund and VIP Fund II. Such compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products issued by NELICO and its affiliates.

GROUP OR SPONSORED ARRANGEMENTS

  The Policies may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-tax qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of the Policies on an individual basis.

  For Policies issued in connection with group or sponsored arrangements, NELICO may waive or reduce one or more of the following charges: the sales charge, Surrender Charge, charges for the cost of insurance, mortality and expense risk charge, administrative charges, Policy Fee and/or federal and state premium tax charges described in "Charges and Expenses". (In addition, the interest rate credited on amounts taken from the sub-accounts as a result of a Policy loan may be increased for these Policies.) NELICO will waive or reduce these charges according to its rules in effect when the Policy application is approved. To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements. NELICO may modify from time to time both the amounts of reductions and the criteria for qualification. Reductions in or waiver of these charges will not be unfairly discriminatory against any person, including the affected Policy Owners and all other Policy Owners of Policies funded by the Variable Account. The waiver or reduction of Policy charges for group or sponsored arrangements described above will not apply to Policies issued in the state of New York, other than Policies issued to non-tax qualified deferred compensation plans.

  The United States Supreme Court has held that certain insurance policies providing values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. NELICO may offer Policies that do not vary based on the sex of the insured for use in connection with certain employee benefit programs. Your registered representative can advise you as to the availability of such Policies. NELICO recommends that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult its attorney before doing so.

                                   PREMIUMS

FLEXIBLE PREMIUMS

  Within the limits described below, you may choose the amount and frequency of premium payments. You may select a Planned Premium schedule, which may be a fixed amount or a varying amount. This schedule, which must be within NELICO's minimum and maximum limits, appears in your Policy form. It is not necessarily designed to keep your Policy in force, and you may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $25, and the total of Planned Premiums and other payments will be limited to NELICO's published maximum.

  Planned Premiums can be paid on an annual, semi-annual or quarterly schedule or, with NELICO's consent, monthly. You can change your Planned Premium schedule at any time by sending your request to NELICO's Home Office. Cash values and death benefits are permanently affected by the amount and frequency of premium payments.

  You may make payments by check or money order. NELICO will send premium notices for annual, semi-annual or quarterly Planned Premiums. In the future, NELICO may make available the Master Service Account arrangement under which you may have NELICO withdraw your premium payments from your bank checking account or New England Cash Management Trust account.

  NELICO offers three types of premium payment levels that can protect your Policy against lapse over specified time periods.

  First, NELICO determines a three-year Minimum Premium amount based on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of each of the insureds, the current level of Policy charges and any rider benefit selected. Generally, during this three-year period, as long as the Minimum Premium amount is timely paid and there is no outstanding Policy loan, the Policy is guaranteed not to lapse even if the Policy's net cash value is insufficient to pay the Monthly Deduction in any month. However, no three-year Minimum Premium death benefit guarantee will apply if you reinstate the Policy, if you reduce the face amount or make a partial surrender that reduces the face amount, if you add, reduce or delete a rider benefit, or if the rating classification of your Policy is improved in the first three Policy years.

  Second, NELICO determines a guaranteed minimum death benefit premium (to maturity) which will guarantee that the Policy will mature for the net cash value at age 100 of the younger insured. Insufficient premium payments, a reduction in the face amount or partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in rating classification of the Policy could terminate this guarantee. See "Minimum Guaranteed Death Benefit". The guaranteed minimum death benefit premium is based on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of each of the insureds, the death benefit option chosen, the guaranteed level of Policy charges and any rider benefit selected. The premium is recalculated following the Policy transactions described above (other than insufficient premiums) and is also recalculated following an increase in rider coverage.

  Third, the Policy's guaranteed minimum death benefit premium (to age 80) guarantees that the Policy will stay in force until the later of age 80 of the younger insured, or 20 years after issue, but no later than the Maturity Date of the Policy. This premium is based on factors similar to the guaranteed minimum death benefit premium (to maturity), but is actuarially determined to provide guaranteed coverage to the earlier age. Insufficient premium payments, a reduction in the face amount or a partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in the rating classification of the Policy could also terminate this guarantee, although termination for insufficient premium payments is less likely here than in the case of the guaranteed minimum death benefit premium (to maturity). The guaranteed minimum death benefit premium (to age 80) is recalculated following these transactions (other than insufficient premiums) and is also recalculated following an increase in rider coverage.

  Federal tax law limits the amount of premiums that can be paid under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, you may be taxed on certain distributions. (See "Tax Considerations".) NELICO's consent is required if, in order to satisfy tax law requirements, any payment would increase the Policy's death benefit by more than it would increase cash value. NELICO may require evidence of insurability before accepting the payment.

  NELICO allocates payments to your Policy's sub-accounts as of the date the payment is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  A payment is treated first as a Planned Premium, second as repayment of a Policy loan, and third as an unscheduled payment, unless you designate otherwise in writing to NELICO. (For Policies issued in New York, a payment will be treated as a Planned Premium when a Policy loan is outstanding only if the payment is in the exact amount of the Planned Premium next due; otherwise, it will be treated first as repayment of Policy loan interest due, second as repayment of a Policy loan, third as a Planned Premium, and last as an unscheduled payment.) If you have a Policy loan, it may be more advantageous to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges; however, repayment of the loan in place of a premium payment could cause your Policy to lose its eligibility for a death benefit guarantee. (See "Loan Provision", "Deductions from Premiums" and "Death Benefit".)

LAPSE AND REINSTATEMENT

  LAPSE. Unless either Minimum Guaranteed Death Benefit is in effect (or, during the first three Policy years, unless the Minimum Premium requirements described under "Premiums" have been met), in any month that there is insufficient net cash value to pay a Monthly Deduction the Policy will be in default. The Policy provides a 62 day grace period for payment of a premium sufficient to pay the amount in default plus applicable deductions from premium payments. NELICO will notify you of the amount due. During the grace period insurance coverage continues under your Policy, but if the second insured dies before the premium is paid, NELICO will deduct from the death proceeds the portion of the unpaid Monthly Deduction for the period prior to the date of death. If the required premium is unpaid at the end of the grace period, the Policy will lapse without value.

  REINSTATEMENT. If your Policy has lapsed, it may be reinstated within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, NELICO's consent is required to reinstate. Reinstatement in all cases is subject to payment of certain charges described in the Policy and generally requires evidence of insurability that is satisfactory to NELICO.

  Any Surrender Charge deducted upon lapse is credited to the Policy's cash value upon reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. For purposes of determining the Surrender Charge and other charges that vary by duration of the Policy (rather than by age of the insured) on any date after reinstatement, the period the Policy was lapsed does not count.

                             OTHER POLICY FEATURES

LOAN PROVISION

  You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. NELICO will make the loan as of the date when a loan request is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact NELICO's Home Office or your registered representative for information regarding the procedures to follow for requesting a loan.

  The Policy's loan value is equal to (i) 90% of the Policy's cash value projected using current Policy charges and a 4% annual rate to the next Policy anniversary or, if earlier, to the next Planned Premium due date ("projected cash value"); less (ii) the Surrender Charge that would apply upon surrender on the next Planned Premium due date or, if greater, on the date the loan is made; less (iii) loan interest to the next interest due date. If required by state law, the Policy's loan value may be a greater percentage of the cash value, as described in your Policy. The amount of loan value available to be borrowed at any time is reduced by the amount of any outstanding Policy loan plus accrued interest. NELICO currently intends to base the loan value on 100% of the Policy's projected cash value, rather than 90%, as described above in item (i), for Policy years 16 and after.

  The example below illustrates how the loan value is determined.

-------------------------------------------------------------------------------

  EXAMPLE: Using the Policy illustrated on page A-56 assume that the Policy's Planned Premiums have been paid and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.41%). After the premium payment on the 10th Policy anniversary, the maximum amount that could be borrowed would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:

                                                              ANNUAL  QUARTERLY
                                                             -------- ---------
   (1) Cash Value after Premium Payment on 10th Policy
        Anniversary........................................  $186,755 $175,790
   (2) Cash Value Projected at a Constant Annual Rate of
        Return of 4% to the
       (a) 11th Policy Anniversary.........................   193,421
       (b) Next Planned Premium Due Date...................            177,323
   (3) 90% of Amount Calculated in (2).....................   174,079  159,591
   (4) Amount Calculated in (3), Reduced by the Applicable
        Surrender Charge...................................   168,264  153,776
   (5) Amount Calculated in (4), Reduced by Loan Interest
        to the Next Interest Due Date......................   159,492  151,690

-------------------------------------------------------------------------------

  A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, Policy loans are attributed first to the sub-accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. All loan repayments are allocated first to the outstanding loan balance attributed to the Fixed Account and then to the sub-accounts of the Variable Account in proportion to the cash value in each.

  The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year) and is due on the Policy anniversary. If not paid, the interest accrued on the loan is added to the loan, and an amount equal to the unpaid interest is deducted from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount in each. The amount taken from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate currently credited is 4% per year for the first 15 Policy years and 5% thereafter. This interest earned is credited to the Policy's sub-accounts annually, in proportion to the cash value in each.

  The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, the death benefit and cash value of the Policy can be permanently affected by a Policy loan, even if it is repaid. In addition, any proceeds payable under a Policy are reduced by the amount of any outstanding loan plus accrued interest.

  Any payment received while a Policy loan is outstanding is treated first as a Planned Premium, second as repayment of a Policy loan, and third as an unscheduled payment, unless you designate otherwise in writing to NELICO. (For Policies issued in New York, a payment will be treated as a Planned Premium when a Policy loan is outstanding only if the payment is in the exact amount of the Planned Premium next due; otherwise, it will be treated first as repayment of Policy loan interest due, second as repayment of a Policy loan, third as a Planned Premium, and last as an unscheduled payment.) If a Policy loan is outstanding, it may be more advantageous to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges; however, repayment of the loan in place of a premium payment could cause your Policy to lose its eligibility for a death benefit guarantee. (See "Deductions from Premiums" and "Death Benefits".)

  If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), NELICO will notify you that the Policy is going to terminate. (This situation is referred to as an "excess Policy loan". NELICO tests for an excess Policy loan on each monthly processing date and in connection with certain Policy processing transactions.) The Policy will terminate without value 62 days after the notice is mailed unless the excess amount is paid to NELICO within that time. (See "Lapse and Reinstatement".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

  Department of Labor ("DOL") regulations set forth requirements for participant loans under retirement plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). Generally, the DOL regulations will apply to plans that qualify under Section 401 of the Internal Revenue Code (the "Code"). If the retirement plan is subject to ERISA, the plan fiduciary authorized to oversee/direct the plan loan program must fulfill the requirements of the regulations including charging a "commercially reasonable" rate of interest. The policy loan interest rate may not be considered "commercially reasonable" within the meaning of the DOL regulations. In addition, the DOL regulations require that a plan loan be adequately secured but provide that not more than 50% of the participant's vested account balance (including the Policy cash value) be used as security for the loan. The DOL regulations and applicable tax law may also contain other requirements for plan loans. Therefore, plan loan provisions may differ from Policy loan provisions. If you are a participant in a retirement plan subject to ERISA, you should consult with the fiduciary administering the plan loan program. Failure of the plan loan program to comply with the requirements of the DOL regulations and of tax law may result in tax penalties under the Code and under ERISA.

SURRENDER

  You may surrender a Policy for its net cash value at any time while either insured is living by a request conforming to NELICO's administrative procedures. The net cash value of the surrendered Policy is determined as of the date when a surrender request is received at NELICO's Home Office. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may elect in writing to have all or part of the net cash value applied to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

  You may make a partial surrender of the Policy on the first day of any Policy month after the Right to Return the Policy period, to receive a portion of its net cash value. A partial surrender will cause a reduction in the Policy's death benefit and may cause a reduction in the Policy's face amount if necessary in order that the amount at risk under the Policy not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Benchmark Premium, on which any future Surrender Charges are based, and in the Target Premium, on which the 9% sales charge is currently based. Rider benefits may also be reduced. No partial surrender may reduce the face amount below the Policy's required minimum except with NELICO's consent.

  Partial surrenders in any one Policy year are limited, except with NELICO's consent, to 20% of the Policy's net cash value as of the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, NELICO permits partial surrenders of up to 75% of the Policy's net cash value per year, assuming sufficient available loan value.

  Any Surrender Charge that applies to a partial surrender is deducted from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.

  You should be aware that cash value paid upon partial surrender may not be reinvested in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums". A partial surrender could terminate your Policy's Minimum Guaranteed Death Benefit 1 or 2. See "Minimum Guaranteed Death Benefit".

  A partial surrender first reduces the Policy's cash value in the sub-accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. The amount of net cash value paid upon partial surrender is determined as of the first day of the Policy month on or after the date when a request conforming to NELICO's administrative procedures is received at NELICO's Home Office. NELICO's administrative procedures can be determined by contacting your registered representative or the Home Office.

  A reduction in the death benefit as a result of a partial surrender may cause the Policy to become a "modified endowment contract". If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

  You may reduce the face amount of your Policy without receiving a distribution of any of the Policy's cash value. (This feature differs from a partial surrender in that a partial surrender causes part of the Policy's cash value to be distributed to you.)

  If you decrease the face amount of your Policy, the Benchmark Premium, on which any future Surrender Charges are based, and the Target Premium, on which the 9% sales charge is currently based, are also decreased. Your Policy's actual cash value is not reduced except by the amount of any applicable Surrender Charge. Generally, the Policy's death benefit is decreased. (However, if the death benefit is being increased in accordance with federal income tax laws, the death benefit will not be decreased unless a Surrender Charge was deducted from the cash value in connection with the face amount reduction. A reduction in face amount in this situation may not be advisable, although it will reduce your administrative charges, because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) Any rider benefits attached to the Policy may also have to be decreased. The face amount remaining after a reduction has to meet NELICO's minimum face amount requirements for issue, except with NELICO's consent.

  A reduction in the face amount of your Policy will reduce the Federal tax law limitations on the amount of premiums that can be paid under the Policy. In these cases, a partial surrender of cash value may be required to comply with Federal tax law. This could result in termination of the Minimum Guaranteed Death Benefit 1 or 2. See "Minimum Guaranteed Death Benefit".

  A face amount reduction takes effect as of the first day of the Policy month on or after the date when NELICO has received a request at its Home Office meeting NELICO's administrative requirements. You can determine NELICO's administrative requirements by contacting your registered representative or the Home Office.

  A reduction in the face amount of a Policy that causes a death benefit reduction may cause the Policy to become a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

INVESTMENT OPTIONS

  You may allocate your Policy's premiums among the sub-accounts of the Variable Account and the Fixed Account in any combination, provided that allocations can be made to a maximum of nine accounts (including the Fixed Account) at any time. The Policy provides that a minimum of 10% of the premium must be allocated to each sub-account selected and that percentages allocated must be in whole numbers; currently, however, NELICO is waiving the requirement of a 10% minimum and will permit any whole percentage to be allocated to a sub-account. Your Policy's cash value may be distributed among no more than nine accounts (including the Fixed Account) at any one time.

  You make the initial allocation when you apply for a Policy. You may change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when NELICO receives your request. You may request the change by telephone or by written request in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office.")

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  After the Right to Return the Policy period, the Policy provides that you may transfer your Policy's cash value between sub-accounts up to four times in a policy year (twelve times per policy year for Policies issued in New York) without NELICO's consent. NELICO currently allows 12 sub-account transfers per policy year under all Policies. Transfers out of the Fixed Account are not counted against this limit. All sub-account transfer requests made at the same time will be treated as a single request. The transfer will be effective as of the date when NELICO receives the transfer request at its Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". Your Policy's cash value may be distributed among no more than nine accounts (including the Fixed Account) at any one time.

  You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to NELICO's Home Office or by telephoning NELICO. To request a transfer or reallocation by telephone, you should contact your registered representative or contact NELICO at 1-800-200-2214. Requests for transfers (up to NELICO's current limit per policy year) or reallocations by telephone will be automatically permitted. NELICO will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by NELICO to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If NELICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent instructions.

PAYMENT OF PROCEEDS

  NELICO will ordinarily pay any net cash value, loan value or death benefit proceeds payable from the sub-accounts within seven days after receipt at the Home Office of a request, or proof of death of an insured, in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office".) However, NELICO may delay payment (except when a loan is made to pay a premium to NELICO) or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment. NELICO may withhold payment of surrender or loan proceeds to the extent that those proceeds are derived from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. In those cases, NELICO will process the surrender or loan to the extent of policy values for which the Policy Owner has made full payment. The balance of the surrender or loan proceeds will be paid when the Policy Owner's check, or the Master Service Account premium transaction, has cleared. NELICO may also delay payment if it considers whether to contest the Policy. NELICO will pay interest on the death benefit proceeds from the date they become payable to the date they are paid in one sum or, if a payment option was selected, to the effective date of the option. (See "Payment Options".)

  Death benefit proceeds may be paid pursuant to NELICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

  Payments of net cash value, or of any loan value available, from cash value in the Fixed Account will normally be paid promptly. However, NELICO has the right to delay such payments for up to six months from the date of the request (to the extent allowed by state insurance law). NELICO will pay interest in accordance with state insurance law requirements on payments that are delayed.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

  During the first 24 months after the issue date of the Policy, if the Policy has not lapsed, you may exchange it for a comparable fixed-benefit traditional survivorship life insurance policy issued by NELICO or MetLife, as described below. This exchange is available to a surviving insured. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy.

  The exchange will be made without evidence of insurability. The new policy will have the same face amount (or the same net amount at risk) as the original Policy on the date of the exchange, the same policy date as the original Policy, the same issue ages as of the Policy Date of the original Policy and risk classifications based on the actual underwriting classes to which each insured was assigned by NELICO on the date of issue of the original Policy. For Policies issued in New York, you have the option of exchanging for a new, fixed-benefit traditional survivorship policy with a face amount equal to the current death benefit of the exchanged variable life policy. Premiums for the new policy will be based on the premium rates for comparable fixed-benefit traditional survivorship life insurance policies issued by NELICO or MetLife which were in effect on the Policy Date of the original Policy. Any riders to the original Policy will be attached to the new policy if they are available.

  Your Policy may be issued or amended with an endorsement providing for an exchange right to a fixed benefit policy issued by NELICO (if such a policy was available on the Policy Date of your variable life Policy), or otherwise, to a fixed benefit policy issued by MetLife. If your Policy does not have such an endorsement, the exchange right will be to a fixed benefit policy issued by MetLife or, at your option, to a fixed benefit policy issued by NELICO if such a policy was available on the Policy Date of your variable life Policy.

  The exchange will be effective on the date when NELICO receives written notice at its Home Office in a form satisfactory to NELICO, the Policy and payment to NELICO of any cost to exchange. (See "Receipt of Communications and Payments at NELICO's Home Office".) The cost to exchange will reflect any differences in premiums and cash values between the two policies. Any Policy loan outstanding must be repaid on or before the effective date of the exchange.

  For a Policy issued in connection with certain group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by NELICO or an affiliate. The terms and conditions applicable to the 24 month exchange option will also be applicable to this option. If your Policy has this feature, upon surrender of the Policy in the first 36 months, you will receive the greater of the Policy's net cash value and the value which you would receive upon exercise of the exchange to term insurance option.

POLICY SPLIT RIDER

  Subject to state availability and NELICO's underwriting criteria, your Policy may be issued with a split rider which allows the Policy Owner to "split" the Policy into two new individual flexible premium adjustable variable life insurance policies issued by NELICO. (If your Policy was not issued with the rider, the rider may be added to the Policy if it has been approved in your state and if the insureds under the Policy meet NELICO's underwriting requirements for the rider.) The rider permits the Policy to be split at the request of the Policy Owner in the event of divorce of the insureds, if certain federal tax law changes occur, or if certain business circumstances change (each, a "split event"). The rider sets forth the specific conditions that must be met in order for a split event to be deemed to have occurred. If the split rider is exercised, this Policy will be canceled, and its cash value will be transferred (in equal portions, unless otherwise requested) to two new individual policies issued on the effective date of the split. A Surrender Charge will apply to each individual policy in accordance with such Policy's terms. Each new policy will be issued with either a level or variable death benefit option in effect, depending on which type of death benefit option is in effect under this Policy at the time the split rider is exercised.

  For more information about the Policy split rider and the conditions and rules relating to the exercise of any rights under the split rider, you should contact your registered representative or NELICO. You can also request a prospectus and additional information regarding the individual policies to be issued upon exercise of the split rider. For a discussion of the possible tax consequences of splitting the Policy, see "Tax Considerations."

PAYMENT OPTIONS

  The Policy's death benefit and net cash value will be paid in one sum, unless the Policy Owner or payee chooses to put all or part of the proceeds under a payment option. You can choose a combination of payment options. The selection of a payment option and the naming of a payee must be in written form satisfactory to NELICO. You can make, change or revoke the selection before the last death under the Policy. The payment options available are fixed benefit options only, therefore, proceeds applied to an option will no longer be affected by the investment experience of the Variable Account. The guaranteed mortality assumptions used in determining payment levels under the options will not vary based on sex. (For Policies issued in New York and Oregon, however, and which are not issued for use in connection with certain employee benefit plans and fringe benefit programs, the mortality assumptions will vary based on sex. See "Group or Sponsored Arrangements".) Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. Proceeds are paid in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest paid by NELICO for any year will be added to the monthly payments for that year.

  (ii) LIFE INCOME. Proceeds are paid in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. Proceeds are paid in equal monthly installments during the life of the payee. At the payee's death, any unpaid proceeds remaining are paid either in one sum or in equal monthly installments until the total proceeds have been paid.

  (iv) INTEREST. Proceeds are held for the life of the payee or another agreed upon period. Interest of at least 3.5% a year is paid monthly or added to the principal annually. At the death of the payee, or at the end of the period agreed to, the balance of principal and any interest will be paid in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. Proceeds plus accrued interest of at least 3.5% a year are paid in an amount and at a frequency elected until total proceeds have been paid. Any amounts unpaid at the death of the payee will be paid in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. Proceeds will be paid in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, two-thirds of the monthly amount for the life of the surviving payee will be paid.

  NELICO's consent to use of an option is required if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

  A Policy can include additional benefits provided by rider to the Policy, subject to NELICO's underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account, and rider benefits are subject to different terms, conditions, and guarantees than is the Policy.

  It may be to your economic advantage to include a significant portion or percentage of your insurance coverage under a joint life term rider to age 100.

  Reductions in or elimination of term rider coverage does not trigger the imposition of a surrender charge, and use of a term rider generally reduces sales compensation. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Variable Account, and generally increase with the age of the covered individual. Your registered representative can provide you more information on the uses of term rider coverage.

  The following riders are available:

    TERM RIDER--JOINT LIFE TERM INSURANCE TO AGE 100, which provides joint life term insurance.

    TERM RIDER--JOINT 4 YEAR TERM INSURANCE, which provides joint life term insurance for four policy years.

    TERM RIDER--LEVEL SINGLE LIFE TERM INSURANCE, which provides additional term insurance on one of the insureds.

    TERM RIDER--DECREASING SINGLE LIFE TERM INSURANCE, which provides additional term insurance on one of the insureds in an amount that decreases each year to zero over a coverage period of 10, 15 or 20 years.

    WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured covered by the waiver.

    BENEFITS FOR DISABILITY OF COVERED INSUREDS, which provides for waiver of the cost of the rider itself and for a premium benefit upon the disability of an insured covered by the rider.

  An extended maturity endorsement and/or a Policy split rider may also be available. (See "Extending the Maturity Date" and "Policy Split Rider".) Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of particular riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the second insured.

  The beneficiary is also named in the application. The beneficiary of the Policy may be changed at any time before the death of the second insured. The beneficiary has no rights under the Policy until the death of the second insured and must survive the second insured in order to receive the death proceeds. If no named beneficiary survives the second insured, the proceeds will be paid to the Policy Owner.

  A change of Policy Owner or beneficiary must be in written form satisfactory to NELICO and must be dated and signed by the Policy Owner making the change. The change will be subject to all payments made and actions taken by NELICO under the Policy before the signed change form is received by NELICO at its Home Office.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by NELICO under the Policy before a signed copy of the assignment form is received at NELICO's Home Office. NELICO will not be responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  The Variable Account was established as a separate investment account of NELICO on January 31, 1983 under Delaware law and became subject to Massachusetts law when NELICO changed its domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for other NELICO variable life insurance policies in addition to the Policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve supervision by the SEC of management or investment practices or policies of the Variable Account. However, both NELICO and the Variable Account are subject to regulation by the Massachusetts Insurance Commissioner and to the insurance laws and regulations in every jurisdiction where the Policies are sold.

  Although the assets of the Variable Account are owned by NELICO, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business NELICO may conduct. NELICO believes this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of NELICO's general creditors, and may only be used to support the cash values under its variable life insurance policies issued by the Variable Account. But NELICO may transfer to its general account assets which exceed the reserves and other liabilities of the Variable Account. Before making any such transfer, NELICO will consider any possible adverse impact the transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of NELICO's other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account currently has 16 sub-accounts, each of which invests in a series of an Eligible Fund. The sub-accounts of the Variable Account are:

  -- The Zenith Money Market Sub-Account, which invests in the Back Bay
     Advisors Money Market Series of the Zenith Fund

  -- The Zenith Bond Income Sub-Account, which invests in the Back Bay
     Advisors Bond Income Series of the Zenith Fund

  -- The Zenith Capital Growth Sub-Account, which invests in the Capital
     Growth Series of the Zenith Fund

  -- The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
     Index Series of the Zenith Fund

  -- The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
     Managed Series of the Zenith Fund

  -- The Zenith Growth and Income Sub-Account, which invests in the Westpeak
     Growth and Income Series of the Zenith Fund

  -- The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles
     Small Cap Series of the Zenith Fund

  -- The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
     Balanced Series of the Zenith Fund

  -- The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
     Growth Series of the Zenith Fund

  -- The Zenith Venture Value Sub-Account, which invests in the Davis Venture
     Value Series of the Zenith Fund

  -- The Zenith Midcap Value Sub-Account, which invests in the Goldman Sachs
     Midcap Value Series (formerly the Loomis Sayles Avanti Growth Series) of the Zenith Fund

  -- The Zenith International Magnum Equity Sub-Account, which invests in the
     Morgan Stanley International Magnum Equity Series of the Zenith Fund

  -- The Equity-Income Sub-Account, which invests in the Equity-Income
     Portfolio of the VIP Fund

  -- The Overseas Sub-Account, which invests in the Overseas Portfolio of the VIP Fund

  -- The High Income Sub-Account, which invests in the High Income Portfolio of the VIP Fund

  -- The Asset Manager Sub-Account, which invests in the Asset Manager
     Portfolio of VIP Fund II

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund was established as an investment vehicle for separate investment accounts of NELICO and of other life insurance companies. Currently the Zenith Fund is the funding vehicle for the Variable Account and for certain separate accounts of NELICO and MetLife that issue variable annuity contracts.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  Shares of the Eligible Funds are purchased and sold by the Variable Account at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The investment objectives of the Eligible Funds' portfolios are described briefly below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, including their investment objectives and policies, expenses, and risks of investing in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, as well as in the Zenith Fund's Statement of Additional Information, which is referenced in the Zenith Fund prospectus, and in the Statement of Additional Information for the VIP Fund and VIP Fund II, which is referenced in those Funds' prospectus.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same sub-adviser.

  The Zenith Back Bay Advisors Money Market Series' investment objective is the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is to provide a high level of current income consistent with protection of capital.

  The Zenith Capital Growth Series' investment objective is long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the U.S. economy.

  The Zenith Westpeak Stock Index Series' investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Back Bay Advisors Managed Series' investment objective is to provide a favorable total investment return through investment in a diversified portfolio of common stocks and fixed income securities.

  The Zenith Westpeak Growth and Income Series' investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Goldman Sachs Midcap Value Series' investment objective is long-term capital appreciation. The Series invests, under normal circumstances, substantially all of its assets in equity securities of companies with public stock market capitalizations within the range of the market capitalizations of companies constituting the Russell Midcap Index at the time of investment.

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalent. The Series invests primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Normally, the Series will invest at least 65% of its assets in companies with market capitalization in the range of the market capitalization of those companies which make up the Russell 2000 index at the time of investment.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. The series invests at least 25% of its assets in fixed income securities and, under normal market conditions, more than 50% of its assets in common stocks.

  The Zenith Morgan Stanley International Magnum Equity Series' investment objective is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers, in accordance with the EAFE country weightings determined by the Series' sub-adviser. Under normal circumstances at least 65% of the total assets of the Series will be invested in equity securities of issuers in at least three countries outside the United States.

  The Zenith Davis Venture Value Series' investment objective is growth of capital. The Series will primarily invest in domestic common stocks that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

  The VIP Fund Equity-Income Portfolio's investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The VIP Fund Overseas Portfolio's investment objective is long-term growth of capital primarily through investments in foreign securities. Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risks of currency fluctuation.

  The VIP Fund High Income Portfolio's investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The VIP Fund II Asset Manager Portfolio's investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

  The basic objective of the Policy is to provide benefits which increase in value when the investment experience of the Policy's sub-accounts is favorable. Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Zenith Capital Growth, Zenith Midcap Value, Zenith Equity Growth, Zenith Venture Value, Zenith Growth and Income, Zenith Stock Index, Zenith International Magnum Equity or Zenith Small Cap Sub-Accounts, or the Equity-Income or Overseas Sub-Accounts, or some combination of these sub-accounts, may, therefore, be a more desirable selection for Policy Owners who have a long term time horizon and/or are willing to accept such risks of short term fluctuations in value. For a demonstration of certain of these market trends, see Appendix C: Long Term Market Trends. Historically, the investment performance of "small cap" stocks over the long term has generally been superior to stocks of large capitalization companies, although "small cap" stocks have been substantially more volatile than "large cap" stocks. Historically, having a small percentage of a portfolio invested in overseas stocks and the rest in domestic stocks has produced a portfolio that has less, although still substantial, volatility than a completely domestic portfolio. Equity investors should recognize that overseas and "small cap" funds taken alone traditionally involve more risk than most domestic stock funds.

  The performance of the various financial markets over shorter periods of time has sometimes differed from their long term historical results. Short term interest rates were very high in the late 1970's and early 1980's, but are now lower. Long term bond values continue to fluctuate and could lose value if interest rates rise. Common stock prices, which have risen substantially at times, have also had periods of significant negative returns. Policy Owners who seek somewhat greater protection against loss of principal in the short term than that afforded by a stock fund may prefer the High Income Sub-Account or the Zenith Bond Income Sub-Account. However, because the High Income Portfolio invests in higher yielding, lower rated and unrated fixed income securities (including bonds commonly referred to as "junk" bonds), it has a higher degree of risk associated with it relative to more conservative fixed income funds. Those who seek even greater safety of principal may select the Zenith Money Market Sub-Account, although it is subject to possible rapid changes in short term interest rates. Those who primarily seek safety of principal should consider fixed life insurance as an alternative to variable life insurance.

  NELICO guarantees the principal invested in the Fixed Account, although this guarantee is subject to NELICO's claims paying ability.

  You may wish to consider diversifying your investments by allocating the Policy's cash value among two or more sub-accounts.

  Policy Owners may also diversify by selecting the Zenith Managed Sub-Account, Zenith Balanced Sub-Account or the Asset Manager Sub-Account, since each generally invests its assets at most times in a combination of bonds, stocks and short term instruments, in varying proportions depending upon the investment adviser's evaluation of the economy and financial markets. The Asset Manager Portfolio has the ability to invest its stock portfolio more aggressively than the Back Bay Advisors Managed Series. You may also wish to diversify your cash value by country. The Overseas Sub-Account and Zenith International Magnum Equity Sub-Account allow you to participate primarily in companies and economies outside the United States.

  The selection of a Policy's sub-accounts is a matter of your own choice and should depend on your willingness to accept investment risks, the other types of investments you have and your own assessment of future economic and financial market conditions.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                    ADVISER                   SUB-ADVISER
        ------           ------------------------- ------------------------------
Capital Growth           Capital Growth Management
                         Limited Partnership
                         ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.        Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.        Back Bay Advisors, L.P.*
 Income
Back Bay Advisors Man-   TNE Advisers, Inc.        Back Bay Advisors, L.P.*
 aged
Westpeak Stock Index     TNE Advisers, Inc.        Westpeak Investment Advisors,
                                                    L.P.*
Westpeak Growth and In-  TNE Advisers, Inc.        Westpeak Investment Advisors,
 come                                               L.P.*
Loomis Sayles Small Cap  TNE Advisers, Inc.        Loomis, Sayles & Company,
                                                    L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.        Loomis, Sayles & Company,
                                                    L.P.*
Morgan Stanley           TNE Advisers, Inc.        Morgan Stanley Asset
 International Magnum                               Management Inc.
 Equity
Goldman Sachs Midcap     TNE Advisers, Inc.        Goldman Sachs Asset Management
 Value
Davis Venture Value      TNE Advisers, Inc.        Davis Selected Advisers,
                                                    L.P.**
Alger Equity Growth      TNE Advisers, Inc.        Fred Alger Management, Inc.

--------
*  An affiliate of NELICO

** Davis Selected may also delegate any of its responsibilities to Davis
   Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.


  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Goldman Sachs Midcap Value Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-adviser, except as follows. New England Mutual served as investment adviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed New England Mutual's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser. The Goldman Sachs Midcap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  Fidelity Management & Research Company, the investment adviser for the VIP Fund and VIP Fund II, is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. For more information regarding the Equity-Income, Overseas, High Income and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectus attached at the end of this prospectus and their Statement of Additional Information.

                               THE FIXED ACCOUNT

  A FIXED ACCOUNT OPTION IS AVAILABLE UNDER THE POLICY IN STATES WHERE IT HAS BEEN APPROVED BY THE STATE INSURANCE DEPARTMENT. THE FIXED ACCOUNT MAY NOT BE APPROVED BY EVERY STATE INSURANCE DEPARTMENT AND THEREFORE IT MAY NOT BE AVAILABLE IN EVERY STATE.

  You may allocate net premiums for your Policy, and may transfer your Policy's cash value, to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and NELICO has been advised that the staff of the SEC does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  NELICO's general account includes all the assets owned by NELICO, other than the assets in the Variable Account or in any other separate accounts that NELICO may establish. NELICO has sole discretion over the investment of assets in the general account, including the Fixed Account. Policy Owners who allocate cash value to the Fixed Account will not share in the actual investment experience of the Fixed Account. Instead, NELICO guarantees that cash values in the Fixed Account will earn interest at an annual rate of at least 4%. NELICO may from time to time credit interest at a higher rate than 4%, but it is under no obligation to do so. NELICO declares the current interest rate for the Fixed Account periodically. Your Policy cash values that are in the Fixed Account will earn interest daily.

  NELICO may vary the way in which it credits interest in the Fixed Account from time to time. The following is a description of NELICO's current method for crediting interest to cash value in the Fixed Account. All of your Policy's cash value in the Fixed Account on a Policy anniversary will earn interest at the declared annual rate in effect on the anniversary. It will earn interest at this rate until the next Policy anniversary, when it will be credited with the current rate declared by NELICO. (Although NELICO's current practice is to credit your entire Fixed Account cash value on a Policy anniversary with the most recently declared annual rate until the next anniversary, NELICO can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at the most recently declared rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or any portion of your Policy's cash value transferred to the Fixed Account on a date other than a Policy anniversary will earn interest at NELICO's most recently declared rate until the next Policy anniversary. The effective interest rate credited at any time to your cash value in the Fixed Account will be a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

  The Policy's cash value in the Fixed Account reflects the net premiums allocated to the Fixed Account, net interest credited to cash value in the Fixed Account, any loans, partial surrenders made from the Fixed Account cash value, charges deducted, and any transfers of cash value to or from the Variable Account. Charges will be deducted from the Policy's cash value in the Fixed Account and in the Policy's sub-accounts in proportion to the amount of the Policy's cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value will include its cash value in the Variable Account, its cash value in the Fixed Account, and any of its cash value held in NELICO's general account (but outside of the Fixed Account) as a result of a Policy loan.

  The amount of the Policy's cash value in the Fixed Account will be taken into account in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

  NELICO reserves the right to restrict allocations to the Fixed Account if the effective annual rate of interest that would apply to the amount allocated is 4%. Otherwise, allocations of net premiums to the Fixed Account are subject to the same percentage requirements that apply to the Variable Account. (See "Allocation of Net Premiums".)

  Except as described below, amounts in the Fixed Account are subject to the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial surrenders that apply to amounts in the Variable Account. (See "Other Policy Features".) The following special rules apply to transactions involving amounts in the Fixed Account.

  TRANSFERS OF AMOUNTS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT WILL BE ALLOWED ONLY ONCE IN EACH POLICY YEAR. A TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT WILL BE PROCESSED IF NELICO RECEIVES THE TRANSFER REQUEST NO MORE THAN 30 DAYS BEFORE THE POLICY ANNIVERSARY, AND THE TRANSFER WILL BE EFFECTED AS OF THE DATE THE TRANSFER REQUEST IS RECEIVED AT NELICO'S HOME OFFICE; HOWEVER, YOU MAY REQUEST A TRANSFER FROM THE FIXED ACCOUNT WITHIN 30 DAYS AFTER A POLICY ANNIVERSARY IF YOU HAVE NOT REQUESTED SUCH A TRANSFER IN THE 30 DAY PERIOD BEFORE THE ANNIVERSARY. THE AMOUNT OF CASH VALUE WHICH MAY BE TRANSFERRED FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of cash value from the Fixed Account. The total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account may not exceed four in one Policy year without NELICO's consent. NELICO currently allows 12 such transfers per Policy year. Transfers out of the Fixed Account will not be counted against this limit. NELICO reserves the right to restrict transfers of cash value into the Fixed Account, if the effective annual rate of interest that would apply to the amount transferred is 4%.

  Unless you request otherwise, a Policy loan will reduce the Policy's cash value in the sub-accounts and not the cash value in the Fixed Account. If there is not enough cash value in the Policy's sub-accounts to provide the amount of the loan, however, the balance of the loan will be taken from the cash value in the Fixed Account. All loan repayments will be allocated first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan will earn interest at not less than 4% per year, which will be credited annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, partial surrenders will be taken only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts to provide the full amount requested, the balance of the partial surrender will be taken from the Fixed Account.

  NELICO has the right to delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). Loans to pay premiums on policies issued by NELICO will not be delayed.

                        NELICO'S DISTRIBUTION AGREEMENT

  NELICO sells the Policies through agents who are licensed by state insurance officials to sell NELICO's variable life insurance policies. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, whose principal business address is 399 Boylston Street, Boston, Massachusetts 02116, serves as the principal underwriter for the Policies under a Distribution Agreement between NELICO and New England Securities.

  Under the Distribution Agreement, NELICO pays the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  NELICO pays the following commissions and/or service fees to the selling agent: a maximum of 50% of the Target Premium paid in the first Policy year; 5% in Policy years two through ten and 4% thereafter. Agents receive a commission of 3% of each payment in excess of the Target Premium in any year. Agents who meet certain productivity and persistency standards in selling policies issued by NELICO may be eligible for additional compensation. Non-cash forms of compensation may also be paid. Sales expenses in any year are not equal to the deduction for sales load in that year.

  New England Securities distributes mutual funds, variable annuity contracts and variable life insurance policies. It is the principal underwriter for the Zenith Fund; The New England Variable Account; New England Retirement Investment Account; New England Variable Annuity Separate Account; and New England Variable Annuity Fund I. New England Securities also sells interests in various investment partnerships.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer on behalf of the registered representative will not exceed 50% of the Target Premium in the first Policy year, 5% in the second through tenth Policy years, 4% thereafter, and 3% of all payments in excess of the Target Premium in any year. NELICO may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, the maximum amount of which may equal up to the amount of the basic commission for the particular Policy year. Commissions will be paid through the registered broker-dealer, which may also be reimbursed for portions of expenses incurred in connection with the sale of the Policies.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

NOTIFICATION OF FIRST DEATH

  Generally, NELICO can challenge the validity of your Policy or a rider to your Policy during either insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. NELICO can challenge the portion of the death benefit resulting from payment of an underwritten premium payment for two years (during either insured's lifetime) from the date the premium payment was received. However, if either insured dies within two years of the date of issue, NELICO can challenge all or part of the Policy at any time with respect to misrepresentations relating to that insured.

  NELICO should be notified immediately upon the first death of an insured under the Policy. Even if premiums continue to be paid after the first death, NELICO generally has the right to contest the Policy or to limit benefits under the suicide provision (described below) and terminate the Policy at any time, even beyond the two-year period, if it was not notified of a death that occurred during the period of contestability. Policies issued in New York are not contestable after they have been in force for two years during the life of either insured.

MISSTATEMENT OF AGE OR SEX

  If either insured's age or sex is misstated in the application, the Policy's death benefit will be the amount that the most recent Monthly Deduction which was made would have provided, based on the insureds' correct ages and, if the Policy is sex-based, on the insureds' correct sexes.

SUICIDE

  If either of the insureds dies by suicide within two years (or less, if required by state law) from the date of issue set forth in the Policy, the death benefit will be limited to the amount of the premiums paid, less any policy loan balance, and less any partial surrenders (or such greater amount required by state law). The Policy will terminate as of the date of the first death by suicide.

  An eligible insured, if age 75 or younger, can request a new single life variable life insurance policy, with the same face amount as the original Policy, within 60 days of the date of the suicide. An eligible insured over age 75 may request a single life ordinary life policy and not a single life variable life insurance policy. For these purposes an eligible insured is a surviving insured on whom NELICO would have issued a single life policy on the Policy Date of the original Policy. The new single life policy is based on the surviving insured's underwriting class at the time of issue of the original Policy, with a policy date equal to the date of the suicidal death, and premiums must be paid from the policy date. The single life variable life insurance policy can be exchanged for an ordinary life policy, if desired, using the 24-month exchange provision.

  If the eligible surviving insured dies within the 60 day period and before submitting an application, the death benefit will be paid as if the new policy had been issued and, if the new policy would have been a variable life policy, assuming all premiums had been allocated to the Fixed Account and that the death benefit option chosen equals the face amount of the new policy.

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It describes what NELICO believes is the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. In addition, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NELICO recommends that you consult your own tax advisor for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code") defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NELICO believes it is reasonable to conclude that the Policy qualifies as a life insurance contract for federal income tax purposes. This means that:

  . the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether a Policy will meet the statutory life insurance definition, particularly if it is a substandard risk Policy. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NELICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts"). Whether a Policy will be classified as a modified endowment contract will depend upon the amount and timing of payments made under the Policy.

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NELICO believes any Policy loans received under such Policies will be treated as indebtedness of the Policy Owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, Policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of your Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a Policy loan and is surrendered or lapses, the Policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or in part, if the cash value is greater than the total investment in the Policy. In this case, an amount may be taxable even if the amount of the partial surrender is less than the investment in the Policy.

  MODIFIED ENDOWMENT CONTRACTS. A modified endowment contract is a life insurance contract which fails to satisfy a "7-pay test". In general, a Policy will fail to satisfy the 7-pay test if the total amount paid under the Policy at any time during the first seven Policy years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. (The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Policy's earnings and the use of a reasonable mortality charge. Variable Account investment experience does not affect whether or not a Policy will become a modified endowment contract.) Riders to the Policy are considered part of the Policy for purposes of applying the 7-pay test. A joint term rider could cause the Policy to be treated less favorably for purposes of the 7-pay test. If there is a reduction in the Policy's death benefit (for example, as a result of a partial surrender or face amount reduction) at any time during the Policy's existence the 7-pay test will be applied as if the Policy had originally been issued at the reduced face amount. Any Policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Your registered representative can provide you with information about the maximum amount of premiums which you can make under your Policy during the first seven Policy years and still satisfy the 7-pay test. This information will be based upon NELICO's current understanding of the Federal tax law. As is the case with any provision of the Internal Revenue Code, there is no assurance that the Internal Revenue Service will agree with NELICO's interpretation. NELICO will monitor any IRS announcements or rulings concerning compliance with the 7-pay test.

  MATERIAL CHANGES. If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy may be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. Any increase in future benefits under the Policy may constitute a material change if the increase is not due to the payment of premiums necessary to fund the Policy's lowest death benefit payable in the first seven Policy years, or the crediting of interest or other earnings with respect to such premiums. A material change would also occur if certain Policy changes occurred.

  If you do not wish to have the Policy become a modified endowment contract, you may be required to limit the payment of premiums under the Policy at some point (or limit your reduction of benefits). The point at which you may have to limit the payment of premiums will depend upon the issue age, sex and underwriting class of the insureds, investment experience and the amount of your previous payments.

  If you exchange your policy for another life insurance policy, including a fixed-benefit policy pursuant to the 24 month exchange right, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "Exchange of Policy During First 24 Months.")

  DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

    (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e., will be treated as income first).

    (b) Loans (including any unpaid interest) are considered distributions. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

    (c) A Policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain that accrues in the Policy to taxation.

    (d) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NELICO or its affiliates to the same Policy Owner during any calendar year must be treated as one modified endowment contract.

  Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

    (a) made on or after the date when you attain age 59 1/2;

    (b) is attributable to your becoming disabled; or

    (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy) or for the joint lives (or life expectancies) of you and your beneficiary.

  If a Policy becomes a modified endowment contract, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS. In the case of a pre-death distribution (including a loan, partial surrender, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if NELICO or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those policies, the income on the policy for all those policies will be aggregated and attributed to that distribution.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy plus the cost of insurance protection for the year. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NELICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of additional guidance prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NELICO does not know what standards will be set forth in the additional guidance which the Treasury has stated it expects to be issued. NELICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences of ownership or receipt of proceeds under the Policy could differ from the principles stated herein. However, if ownership of such Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the rules described above relating to Federal tax treatment, including the rules regarding modified endowment contracts. Policies owned by the trustee under the plans described above may be subject to restrictions under ERISA. You should consult a qualified tax advisor regarding any applicable requirements of ERISA.

  If the Policy is owned as part of a pension or profit-sharing plan qualified under Section 401 of the Code, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will not be subject to Federal income tax. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his cash value or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.

  NELICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive similar tax treatment, with certain modifications, as that described above for Policies subject to the Internal Revenue Code. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above-described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

  POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.

  TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual contracts, provided certain conditions are met. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If the policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether the individual policies that result from a policy split would be classified as modified endowment contracts. (See above.) Before the Policy Owner exercises rights provided by the policy split rider, it is important that he or she consult with a competent tax advisor regarding the possible consequences of a policy split.

  OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner, may have Generation Skipping Transfer tax considerations under Section 2601 of the Code.

  The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed. Consult with your tax advisor for specific information in connection with these taxes.

  The particular situation of each Policy Owner or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

CHARGE FOR NELICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NELICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from premiums. NELICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NELICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NELICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                           DIRECTORS OF NELICO

   NAME AND PRINCIPAL                   PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                     DURING THE PAST FIVE YEARS
   ------------------                   -----------------------------
James M. Benson......... President and Chief Executive Officer of NELICO since
                          1998; formerly, President and Chief Operating Officer
                          1997-1998 of NELICO; President and CEO 1996-1997 of
                          Equitable Life Assurance Society and COO of Equitable
                          Companies, Inc.; Senior Vice President 1993-1996 of
                          Equitable Life Assurance Society.
Susan C. Crampton....... Director of NELICO since 1996 and serves as Principal of
 127 Tarbox Road          The Vermont Partnership, a business consulting firm
 Jericho, VT 05465        located in Jericho, Vermont since 1989; formerly,
                          Director 1989-1996 of New England Mutual.
Edward A. Fox........... Director of NELICO since 1996 and Chairman of the Board of
 RR Box 67-15             SLM Holdings since 1997; formerly, Director 1994-1996 of
 Harborside, ME 04642     New England Mutual and Dean 1990-1994 of The Amos Tuck
                          School of Business Administration at Dartmouth College.
George J. Goodman....... Director of NELICO since 1996 and author, television
 Adam Smith's Money       journalist, and editor.
 World
 50th Floor, Craig Drill
 Capital
 General Motors Building
 767 Fifth Street
 New York, NY 10153
Dr. Evelyn E. Handler... Director of NELICO since 1996; formerly Director 1987-1996
 74 Tater Street          of New England Mutual and Executive Director and Chief
 Mont Vernon, NH 03057    Executive Officer 1994-1997 of the California Academy of
                          Sciences and Research Fellow and an Associate 1991-1994
                          of the Graduate School of Education at Harvard University
                          and a Senior Fellow at The Carnegie Foundation for the
                          Advancement of Teaching.
Philip K. Howard, Esq... Director of NELICO since 1996 and Partner of the law firm
 Howard, Darby & Levin    of Howard, Darby & Levin in New York City.
 1330 Avenue of the
 Americas
 New York, NY 10019
Harry P. Kamen.......... Director of NELICO since 1996 and Chairman of Metropolitan
 Metropolitan Life        Life Insurance Company since 1998; formerly, Chairman and
 One Madison Avenue       Chief Executive Officer 1997-1998; Chairman, President,
 New York, NY 10010       and Chief Executive Officer 1995-1997 and Chairman and
                          CEO 1993-1995 of Metropolitan Life.
Terence Lennon.......... Director of NELICO since 1996 and Senior Vice President of
 Metropolitan Life        Metropolitan Life Insurance Company since 1994; formerly,
 One Madison Avenue       Assistant Deputy Superintendent and Chief Examiner 1984-
 New York, NY 10010       1994 of the New York Insurance Department.

Bernard A. Leventhal.... Director of NELICO since 1996; formerly, Vice Chairman of
 Burlington Industries    the Board of Directors 1995-1998 of Burlington
 1345 Avenue of the       Industries, Inc., President since 1978 and Corporate
 Americas                 Group Vice President since 1985 and Director since 1990
 New York, NY 10105       of Burlington Menswear Division.

   NAME AND PRINCIPAL                    PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                      DURING THE PAST FIVE YEARS
   ------------------                    -----------------------------
Thomas J. May...........  Director of NELICO since 1996 and Chairman, President and
 Boston Edison Company     Chief Executive Officer of Boston Edison Company since
 800 Boylston Street       1994; formerly, Director 1994-1996 of New England Mutual;
 Boston, MA 02199          President and Chief Operating Officer 1993-1994 of Boston
                           Edison Co.
Stewart G. Nagler.......  Director of NELICO since 1996 and Senior Executive Vice
 Metropolitan Life         President and Chief Financial Officer of Metropolitan
 One Madison Avenue        Life Insurance Company since 1986.
 New York, NY 10010
Rand N. Stowell.........  Director of NELICO since 1996 and President of United
 United Timber Corp.       Timber Corp. of Dixfield, Maine; formerly, Director 1990-
 P.O. Box 650              1996 of New England Mutual.
 Pine Street
 Dixfield, ME 04224
Alexander B. Trowbridge.  Director of NELICO since 1996 and President of Trowbridge
 Trowbridge Partners       Partners, Inc. in Washington, DC; formerly, Director
 Inc.                      1983-1996 of New England Mutual.
 1317 F Street, NW,
 Suite 500
 Washington, D.C. 20004

                       EXECUTIVE OFFICERS OF NELICO

                           OTHER THAN DIRECTORS

                                        PRINCIPAL BUSINESS EXPERIENCE
          NAME                           DURING THE PAST FIVE YEARS
          ----                          -----------------------------
James M. Benson......... See Directors above
David W. Allen.......... Senior Vice President of NELICO since 1996; formerly,
                          Senior Vice President 1994-1996 and Vice President 1990-
                          1994 of New England Mutual.
Thom A. Faria........... President, Career Agency System (a business unit of
                          NELICO) since 1996; formerly, Executive Vice President in
                          1996, Senior Vice President 1993-1996 of New England
                          Mutual.
Anne M. Goggin.......... Senior Vice President and Associate General Counsel of
                          NELICO since 1997; formerly, Vice President and Counsel
                          of NELICO in 1996, Vice President and Counsel 1994-1996
                          and Second Vice President and Counsel 1988-1994 of New
                          England Mutual.
Daniel D. Jordan........ Second Vice President, Counsel and Secretary since 1996;
                          formerly, Counsel and Assistant Secretary 1990-1996 of
                          New England Mutual.
Richard D. Keidan....... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1994-1996 of Metropolitan Life (Chief Marketing
                          Officer of MetLife Brokerage) and Regional Sales and
                          Marketing Manager 1989-1994 of Phoenix Home Life.
Alan C. Leland, Jr. .... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1984-1996 of New England Mutual.
Bruce C. Long........... President, New England Annuities (a business unit of
                          NELICO) since 1996; formerly, President 1994-1996 New
                          England Annuities (a business unit of New England Mutual)
                          and Senior Vice President in 1994 of New England
                          Annuities; Vice President 1992-1994 of Keyport Life
                          Insurance.
George J. Maloof........ Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1991-1996 of New England Mutual.

                                         PRINCIPAL BUSINESS EXPERIENCE
          NAME                            DURING THE PAST FIVE YEARS
          ----                           -----------------------------
Thomas W. McConnell.....  Senior Vice President of NELICO since 1996 and Director,
                           Chief Executive Officer and President of New England
                           Securities Corporation since 1993; formerly, National
                           Sales Manager 1993 of Alliance Fund Distributors;
                           National Sales Manager 1992-1993 of Equitable Capital
                           Securities.
Thomas W. Moore.........  Senior Vice President of NELICO since 1996; formerly, Vice
                           President 1990-1996 of New England Mutual.
Robert W. Powell........  President, Life Brokerage (a business unit of NELICO)
                           since 1996; formerly, Officer-In-Charge 1994-1996 of
                           MetLife Brokerage (a subsidiary of Metropolitan Life
                           Insurance Company) and Marketing Vice President 1988-1994
                           of MetLife.
Richard A. Robinson.....  Second Vice President and chief accounting officer of
                           NELICO since 1998; formerly, Second Vice President 1997-
                           1998 of NELICO; Manager of Life Insurance Accounting
                           1994-1997 and Chief Accountant 1992-1994 of Liberty Life
                           Assurance Company.
Robert E. Schneider.....  Executive Vice President and Chief Financial Officer of
                           NELICO since 1996; formerly, Director, Executive Vice
                           President and Chief Financial Officer 1993-1996 and
                           Executive Vice President and Chief Financial Officer
                           1990-1993 of New England Mutual.
John G. Small, Jr.......  President, New England Services (a business unit of
                           NELICO) since 1997; formerly, Senior Vice President 1996-
                           1997 of NELICO and Senior Vice President 1990-1996 of New
                           England Mutual.
Ellen D. Sullivan.......  Senior Vice President and Associate General Counsel of
                           NELICO since 1997; formerly, Vice President and Counsel
                           in 1996 of NELICO; Vice President and Counsel 1994-1996
                           and Second Vice President and Counsel 1985-1994 of New
                           England Mutual.
H. James Wilson.........  Executive Vice President and General Counsel of NELICO
                           since 1996; formerly, Executive Vice President and
                           General Counsel 1993-1996, Senior Vice President and
                           General Counsel 1992-1993 of New England Mutual.
John W. Wright..........  President, New England Employee Benefits Group (a business unit of NELICO) since 1996; formerly, President 1993-1996
                           New England Employee Benefits Group (a business unit of
                           New England Mutual), Senior Vice President 1989-1993 of
                           New England Employee Benefits Group of New England
                           Mutual.
Frederick K. Zimmermann.  Executive Vice President and Chief Investment Officer of
                           NELICO since 1996; formerly, Executive Vice President and
                           Chief Investment Officer 1993-1996 and Senior Vice
                           President--Investments 1989-1993 of New England Mutual.

  The principal business address for each of the directors and officers is the same as NELICO's except where indicated otherwise.

  Like all financial services providers, NELICO utilizes systems that may be affected by Year 2000 transition issues and it relies on a number of third parties, including banks, custodians, and investment managers, that also may be affected. NELICO and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on NELICO. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. NELICO currently anticipates that its systems will be Year 2000 compliant on or about December 31, 1998, with systems testing and compliance verification to follow. There can, however, be no assurance that the other service providers have anticipated every step necessary to avoid any adverse effect on the Variable Account attributable to Year 2000 transition.

                                 VOTING RIGHTS

  NELICO is the legal owner of the Eligible Fund shares held in the Variable Account and has the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by applicable Federal securities law, NELICO will give you, as Policy Owner, the right to instruct NELICO how to vote the shares that are attributable to your Policy.

  The Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies will be determined as of the record date for the meeting. All Eligible Fund shares held in any sub-account of the Variable Account, or in any other registered (or to the extent voting privileges are granted by the issuing insurance company, unregistered) separate account of NELICO or an affiliate, and for which timely instructions are not received, will be voted in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote, for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which voting instructions are received. No voting privileges apply with respect to cash value removed from the Variable Account as a result of a Policy loan.

  All Zenith Fund shares held by the general account (or any unregistered separate account for which voting privileges were not extended) of NELICO or its affiliates will be voted in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

  The SEC requires the Eligible Funds' Boards of Trustees to monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences in voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Board of Trustees will have an obligation to determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If NELICO believes any Eligible Fund action is insufficient, NELICO will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that NELICO may be unable to remedy.

  If required by state insurance authorities, NELICO may disregard voting instructions if they would require that shares be voted to cause a change in the investment objectives of the portfolios of the Eligible Funds or to approve or disapprove an investment advisory or underwriting contract for a portfolio. In addition, NELICO may disregard voting instructions in favor of changes, initiated by a Policy Owner or an Eligible Fund's Board of Trustees, in the investment policy, investment adviser or principal underwriter of the Eligible Fund portfolio if NELICO (i) reasonably disapproves of the changes and (ii) in the case of a change in investment policy or investment adviser, makes a good faith determination that the proposed change is contrary to state law or is prohibited by state regulatory authorities or that the change would be inconsistent with a sub-account's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of NELICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the sub-account. If NELICO does disregard voting instructions, a summary of that action and the reasons for it will be included in the next semiannual report to Policy Owners.

                           RIGHTS RESERVED BY NELICO

  NELICO and its affiliates may change the voting procedures described above, and may vote Eligible Fund shares in their own right without instructions from Policy Owners, if the applicable Federal securities laws or regulations or interpretations of them change. NELICO also reserves the right:
(1) to create new investment accounts; (2) to combine any two or more separate investment accounts including the Variable Account; (3) to make available additional sub-accounts of the Variable Account investing in additional Eligible Fund portfolios or in portfolios of other mutual funds; (4) to invest the assets of the Variable Account in securities other than Eligible Fund shares or in shares of a different series of the Eligible Funds as a substitute for such shares already purchased or as the securities to be purchased in the future, to withdraw the availability of a series of the Eligible Funds as an investment option under the Policies, or to transfer assets to NELICO's general account as permitted by applicable law; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and (6) to deregister the Variable Account under the Investment Company Act of 1940 if registration is no longer required. NELICO will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. NELICO will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call the toll-free number 1-800-333-2501.

  For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call the toll-free number 1-800-200-2214.

  You may also call our Client TeleService Center toll-free at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other types of Policy changes, please contact your registered representative.

                                    REPORTS

  NELICO will send you a statement annually showing your Policy's death benefit, cash value and any outstanding Policy loan principal. NELICO will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  NELICO may from time to time receive endorsements of the Policies from professional organizations. NELICO may refer to or use such endorsements in advertisements or sales material for the Policies. NELICO may also pay the professional organization making the endorsement for the use of its customer or mailing lists in order to distribute promotional materials regarding the Policies. An endorsement of the Policies by a third party is not necessarily indicative of the future performance or results which may be obtained by persons who purchase the Policies.

  From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions of reprints of such articles or rankings may be used by NELICO as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

  Articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds regarding individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volume and asset levels, and other characteristics may appear in various publications. References to or reprints of such articles may be used in promotional literature for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

  NELICO is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

  The advertising and sales literature for the Policies and the Variable Account may refer to historical, current and prospective economic trends.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland, Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") (formerly New England Variable Life Insurance Company) and the consolidated financial statements of NELICO and subsidiaries as of and for the years ended December 31, 1997 and 1996 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to NELICO, includes an explanatory paragraph referring to the change in the basis of accounting and the change in corporate organization), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The adjustments that were applied to restate the 1995 financial statements to reflect the effects of the changes for adoption of generally accepted accounting principles and the changes in corporate organization have also been audited by Deloitte & Touche LLP.

  The statutory statements of operations, surplus, and cash flows of New England Variable Life Insurance Company and New England Pension and Annuity Company for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports (which reports include adverse opinions as to generally accepted accounting principles and unqualified opinions as to statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware) of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statutory statements of operations and surplus, and cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the report (which report includes an adverse opinion as to generally accepted accounting principles and an unqualified opinion as to conformity with The Insurance Act 1978, amendments thereto and related regulations) of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The consolidated statements of operations, shareholder's equity, and cash flows of New England Securities Corporation for the year ended December 31, 1995 (not included herein); the statements of operations, changes in shareholder's equity, and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statements of earnings and retained earnings, and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the report of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The statements of operations and changes in net assets of New England Variable Life Separate Account for the period ended December 31, 1995, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                       ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

  The tables in Appendix A illustrate the way the Policies operate. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on annual premium payments of $16,000 for a male and a female, both aged 55. The insureds are each assumed to be in the nonsmoker standard risk classification. The Tables assume no rider benefits. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. Each illustration is given for a Policy with an Option A death benefit, a Policy with an Option B death benefit and a Policy with an Option C death benefit. A Policy with an Option D death benefit, under the circumstances illustrated, will have the same values as a Policy with an Option B death benefit. These tables may assist in the comparison of death benefits, net cash values and cash values for the Policies with those under other variable life insurance policies which may be issued by NELICO or other companies.

  Death benefits, net cash values and cash values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if any policy loan or partial surrender were made during the period of time illustrated, if either or both insureds were in the smoker standard risk classification or a substandard risk classification, or if the Policies were issued at unisex rates.

  The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, a minimum death benefit guarantee charge, a charge for the cost of insurance and charges for any additional benefits) from the cash value on the first day of each Policy month. The net cash values reflect a Surrender Charge that is deducted from the cash value upon surrender, face reduction or lapse during the first 14 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .75% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations are based on an average of the investment advisory fees and operating expenses incurred by the Eligible Funds, at an annual rate of .76% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between TNE Advisers and the Zenith Fund under which TNE Advisers bear operating expenses of the Zenith Fund Series (other than the Capital Growth Series) that exceed certain amounts. TNE Advisers could terminate the expense cap and expense deferral arrangements at any time. If TNE Advisers terminates these arrangements, the values illustrated on the following pages could be less. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".)

  Taking account of the charges for mortality and expense risks in the Variable Account and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of - 1.50%, 4.41%, and 10.32%, respectively, based on NELICO's current charge for mortality and expense risks, and -1.65%, 4.25% and 10.16%, respectively, based on NELICO's guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)

  The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash values and cash values illustrated. (See "Charges for NELICO's Income Taxes".)

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

  NELICO will furnish upon request a personalized illustration reflecting the proposed insureds' age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, NELICO will also furnish upon request an illustration for a Policy which is not affected by the sex of the insureds.

  The illustrations using current Policy charges assume that the 9% sales charge is waived after the 15th policy year. For Policies issued in Pennsylvania, NELICO does not intend to waive this charge until after the 17th policy year. Purchasers in Pennsylvania should refer to a personalized illustration, which will reflect the longer duration of this sales charge.

                       MALE AND FEMALE BOTH ISSUE AGE 55

       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

           OPTION A (ENHANCED WITH FACE AMOUNT)--FIXED DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,000,000 $1,000,000 $1,000,000 $  6,096 $  6,884 $    7,673 $ 12,164 $ 12,952 $   13,741
   2        34,440   1,000,000  1,000,000  1,000,000   19,383   21,755     24,221   25,451   27,823     30,289
   3        52,962   1,000,000  1,000,000  1,000,000   25,670   30,480     35,675   38,533   43,343     48,538
   4        72,410   1,000,000  1,000,000  1,000,000   38,545   46,674     55,797   51,408   59,537     68,660
   5        92,831   1,000,000  1,000,000  1,000,000   51,213   63,568     77,981   64,076   76,431     90,844
   6       114,272   1,000,000  1,000,000  1,000,000   65,057   82,572    103,819   76,535   94,051    115,298
   7       136,786   1,000,000  1,000,000  1,000,000   78,686  102,327    132,156   88,780  112,421    142,249
   8       160,425   1,000,000  1,000,000  1,000,000   92,098  122,858    163,241  100,807  131,567    171,949
   9       185,246   1,000,000  1,000,000  1,000,000  105,285  144,191    197,351  112,609  151,515    204,675
  10       211,309   1,000,000  1,000,000  1,000,000  118,240  166,351    234,791  124,179  172,290    240,730
  15       362,520   1,000,000  1,000,000  1,000,000  179,318  290,843    485,686  179,318  290,843    485,686
  20       555,508   1,000,000  1,000,000  1,379,393  229,438  438,734    889,070  229,438  438,734    889,070
  25       801,815   1,000,000  1,000,000  2,318,628  255,451  609,821  1,522,909  255,451  609,821  1,522,909
  30     1,116,173   1,000,000  1,198,235  3,684,672  212,044  787,018  2,420,146  212,044  787,018  2,420,146
  35     1,517,381   1,000,000  1,404,019  5,349,786   36,665  922,180  3,513,817   36,665  922,180  3,513,817
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -61.90%   -56.98%   -52.04%  6,150.00%  6,150.00%  6,150.00%
   2      -29.11    -23.13    -17.19     642.15     642.15     642.15
   3      -28.18    -21.05    -14.12     258.47     258.47     258.47
   4      -19.28    -12.24     -5.41     148.92     148.92     148.92
   5      -14.52     -7.57      -.85     100.39     100.39     100.39
   6      -11.03     -4.29      2.24      73.77      73.77      73.77
   7       -8.84     -2.26      4.14      57.22      57.22      57.22
   8       -7.37      -.91      5.38      46.06      46.06      46.06
   9       -6.34       .03      6.25      38.07      38.07      38.07
  10       -5.58       .71      6.87      32.11      32.11      32.11
  15       -3.74      2.37      8.40      16.46      16.46      16.46
  20       -3.29      2.92      8.97       9.93       9.93      12.53
  25       -3.66      3.10      9.19       6.48       6.48      11.82
  30       -5.98      3.02      9.09       4.39       5.39      11.21
  35      -30.38      2.62      8.71       3.02       4.64      10.48

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

 OPTION B (ENHANCED WITH FACE AMOUNT PLUS CASH VALUE)--VARIABLE DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,012,164 $1,012,952 $1,013,741 $  6,096 $  6,884 $    7,673 $ 12,164 $ 12,952 $   13,741
   2        34,440   1,025,451  1,027,823  1,030,289   19,383   21,755     24,221   25,451   27,823     30,289
   3        52,962   1,038,532  1,043,242  1,048,537   25,669   30,479     35,674   38,532   43,342     48,537
   4        72,410   1,051,406  1,059,535  1,068,658   38,543   46,672     55,794   51,406   59,535     68,658
   5        92,831   1,064,072  1,076,426  1,090,838   51,209   63,563     77,975   64,072   76,426     90,838
   6       114,272   1,076,526  1,094,040  1,115,284   65,048   82,561    103,806   76,526   94,040    115,284
   7       136,786   1,088,763  1,112,399  1,142,221   78,670  102,305    132,128   88,763  112,399    142,221
   8       160,425   1,100,777  1,131,527  1,171,896   92,068  122,818    163,187  100,777  131,527    171,896
   9       185,246   1,112,559  1,151,445  1,204,578  105,235  144,121    197,255  112,559  151,445    204,578
  10       211,309   1,124,099  1,172,175  1,240,564  118,160  166,236    234,625  124,099  172,175    240,564
  15       362,520   1,178,774  1,289,912  1,484,066  178,774  289,912    484,066  178,774  289,912    484,066
  20       555,508   1,226,690  1,433,151  1,879,076  226,690  433,151    879,066  226,690  433,151    879,076
  25       801,815   1,243,059  1,579,354  2,489,189  243,059  579,354  1,489,189  243,059  579,354  1,489,189
  30     1,116,173   1,168,989  1,659,541  3,371,844  168,989  659,541  2,371,844  168,989  659,541  2,371,844
  35     1,517,381              1,597,462  4,631,196           597,462  3,631,196           597,462  3,631,196
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -61.90%   -56.98%   -52.04%  6,226.03%  6,230.95%  6,235.88%
   2      -29.11    -23.13    -17.19     652.13     653.05     654.01
   3      -28.18    -21.05    -14.12     263.56     264.19     264.86
   4      -19.28    -12.24     -5.41     152.57     153.14     153.77
   5      -14.52     -7.57      -.85     103.39     103.95     104.60
   6      -11.03     -4.29      2.24      76.41      77.00      77.69
   7       -8.84     -2.26      4.13      59.64      60.25      61.01
   8       -7.38      -.92      5.38      48.31      48.96      49.79
   9       -6.35       .02      6.24      40.21      40.90      41.81
  10       -5.60       .69      6.86      34.16      34.90      35.89
  15       -3.78      2.33      8.36      18.26      19.24      20.77
  20       -3.41      2.80      8.88      11.59      12.83      14.98
  25       -4.09      2.74      9.05       7.90       9.42      12.25
  30       -8.00      1.98      8.99       5.25       7.14      10.76
  35                   .36      8.85                  5.24       9.88

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

                  OPTION C (FACE AMOUNT)--FIXED DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ------------------------------ ------------------------------
 YEAR    PER YEAR       0%         6%        12%        0%        6%        12%        0%        6%        12%
------  ----------- ---------- ---------- ---------- -------- ---------- ---------- -------- ---------- ----------
   1    $   16,800  $1,000,000 $1,000,000 $1,000,000 $  6,096 $    6,884 $    7,673 $ 12,164 $   12,952 $   13,741
   2        34,440   1,000,000  1,000,000  1,000,000   19,383     21,755     24,221   25,451     27,823     30,289
   3        52,962   1,000,000  1,000,000  1,000,000   25,670     30,480     35,675   38,533     43,343     48,538
   4        72,410   1,000,000  1,000,000  1,000,000   38,545     46,674     55,797   51,408     59,537     68,660
   5        92,831   1,000,000  1,000,000  1,000,000   51,213     63,568     77,981   64,076     76,431     90,844
   6       114,272   1,000,000  1,000,000  1,000,000   65,057     82,572    103,819   76,535     94,051    115,298
   7       136,786   1,000,000  1,000,000  1,000,000   78,686    102,327    132,156   88,780    112,421    142,249
   8       160,425   1,000,000  1,000,000  1,000,000   92,098    122,858    163,241  100,807    131,567    171,949
   9       185,246   1,000,000  1,000,000  1,000,000  105,285    144,191    197,351  112,609    151,515    204,675
  10       211,309   1,000,000  1,000,000  1,000,000  118,240    166,351    234,791  124,179    172,290    240,730
  15       362,520   1,000,000  1,000,000  1,000,000  179,318    290,843    485,686  179,318    290,843    485,686
  20       555,508   1,000,000  1,000,000  1,000,000  229,438    438,734    890,893  229,438    438,734    890,893
  25       801,815   1,000,000  1,000,000  1,631,714  255,451    609,821  1,554,013  255,451    609,821  1,554,013
  30     1,116,173   1,000,000  1,000,000  2,755,710  212,044    802,024  2,624,486  212,044    802,024  2,624,486
  35     1,517,381   1,000,000  1,107,336  4,550,138   36,665  1,054,606  4,333,465   36,665  1,054,606  4,333,465
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -61.90%   -56.98%   -52.04%  6,150.00%  6,150.00%  6,150.00%
   2      -29.11    -23.13    -17.19     642.15     642.15     642.15
   3      -28.18    -21.05    -14.12     258.47     258.47     258.47
   4      -19.28    -12.24     -5.41     148.92     148.92     148.92
   5      -14.52     -7.57      -.85     100.39     100.39     100.39
   6      -11.03     -4.29      2.24      73.77      73.77      73.77
   7       -8.84     -2.26      4.14      57.22      57.22      57.22
   8       -7.37      -.91      5.38      46.06      46.06      46.06
   9       -6.34       .03      6.25      38.07      38.07      38.07
  10       -5.58       .71      6.87      32.11      32.11      32.11
  15       -3.74      2.37      8.40      16.46      16.46      16.46
  20       -3.29      2.92      8.99       9.93       9.93       9.93
  25       -3.66      3.10      9.32       6.48       6.48       9.63
  30       -5.98      3.13      9.50       4.39       4.39       9.75
  35      -30.38      3.28      9.60       3.02       3.51       9.80

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

           OPTION A (ENHANCED WITH FACE AMOUNT)--FIXED DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,000,000 $1,000,000 $1,000,000 $  5,543 $  6,300 $    7,059 $ 11,611 $ 12,368 $   13,127
   2        34,440   1,000,000  1,000,000  1,000,000   17,569   19,820     22,166   23,637   25,888     28,234
   3        52,962   1,000,000  1,000,000  1,000,000   22,473   26,986     31,876   35,336   39,850     44,739
   4        72,410   1,000,000  1,000,000  1,000,000   33,826   41,386     49,900   46,689   54,249     62,763
   5        92,831   1,000,000  1,000,000  1,000,000   44,812   56,215     69,572   57,675   69,078     82,435
   6       114,272   1,000,000  1,000,000  1,000,000   56,785   72,844     92,412   68,264   84,322    103,891
   7       136,786   1,000,000  1,000,000  1,000,000   68,326   89,864    117,183   78,420   99,957    127,276
   8       160,425   1,000,000  1,000,000  1,000,000   79,383  107,238    144,032   88,092  115,946    152,740
   9       185,246   1,000,000  1,000,000  1,000,000   89,887  124,910    173,113   97,211  132,234    180,437
  10       211,309   1,000,000  1,000,000  1,000,000   99,754  142,812    204,589  105,693  148,751    210,528
  15       362,520   1,000,000  1,000,000  1,000,000  135,181  231,916    404,646  135,181  231,916    404,646
  20       555,508   1,000,000  1,000,000  1,091,048  127,212  302,860    703,222  127,212  302,860    703,222
  25       801,815   1,000,000  1,000,000  1,710,772   26,262  317,734  1,123,660   26,262  317,734  1,123,660
  30     1,116,173   1,000,000  1,000,000  2,396,022           159,735  1,573,742           159,735  1,573,742
  35     1,517,381   1,000,000  1,000,000  2,721,970                    1,787,829                    1,787,829
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -65.35%   -60.63%   -55.88%  6,150.00%  6,150.00%  6,150.00%
   2      -33.89    -27.99    -22.12     642.15     642.15     642.15
   3      -33.41    -26.15    -19.12     258.47     258.47     258.47
   4      -23.93    -16.70     -9.71     148.92     148.92     148.92
   5      -18.73    -11.54     -4.62     100.39     100.39     100.39
   6      -14.84     -7.84     -1.09      73.77      73.77      73.77
   7      -12.39     -5.51      1.13      57.22      57.22      57.22
   8      -10.74     -3.95      2.62      46.06      46.06      46.06
   9       -9.61     -2.86      3.66      38.07      38.07      38.07
  10       -8.81     -2.08      4.42      32.11      32.11      32.11
  15       -7.59      -.43      6.29      16.46      16.46      16.46
  20       -9.93      -.53      7.02       9.93       9.93      10.64
  25      -37.86     -1.82      7.24       6.48       6.48       9.93
  30                 -8.53      6.86       4.39       4.39       9.04
  35                            5.75       3.02       3.02       7.61

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

 OPTION B (ENHANCED WITH FACE AMOUNT PLUS CASH VALUE)--VARIABLE DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,011,611 $1,012,367 $1,013,127 $  5,543 $  6,299 $    7,058 $ 11,611 $ 12,367 $   13,127
   2        34,440   1,023,633  1,025,883  1,028,228   17,565   19,815     22,160   23,633   25,883     28,228
   3        52,962   1,035,321  1,039,832  1,044,720   22,458   26,969     31,857   35,321   39,832     44,720
   4        72,410   1,046,652  1,054,206  1,062,713   33,789   41,343     49,850   46,652   54,206     62,713
   5        92,831   1,057,600  1,068,987  1,082,324   44,737   56,124     69,461   57,600   68,987     82,324
   6       114,272   1,068,127  1,084,149  1,103,674   56,649   72,671     92,195   68,127   84,149    103,674
   7       136,786   1,078,191  1,099,656  1,126,883   68,097   89,563    116,790   78,191   99,656    126,883
   8       160,425   1,087,727  1,115,450  1,152,067   79,018  106,741    143,359   87,727  115,450    152,067
   9       185,246   1,096,653  1,131,447  1,179,328   89,329  124,123    172,004   96,653  131,447    179,328
  10       211,309   1,104,866  1,147,540  1,208,757   98,926  141,601    202,818  104,866  147,540    208,757
  15       362,520   1,131,078  1,224,615  1,391,534  131,078  224,615    391,534  131,078  224,615    391,534
  20       555,508   1,113,950  1,272,647  1,634,838  113,950  272,647    634,838  113,950  272,647    634,838
  25       801,815              1,219,123  1,901,379           219,123    901,379           219,123    901,379
  30     1,116,173                         2,078,324                    1,078,324                    1,078,324
  35     1,517,381                         1,887,063                      887,063                      887,063
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -65.36%   -60.63%   -55.88%  6,222.57%  6,227.30%  6,232.04%
   2      -33.90    -28.00    -22.13     651.42     652.29     653.21
   3      -33.44    -26.18    -19.14     263.14     263.73     264.37
   4      -23.97    -16.73     -9.75     152.24     152.77     153.36
   5      -18.78    -11.59     -4.67     103.09     103.62     104.22
   6      -14.91     -7.91     -1.15      76.13      76.67      77.31
   7      -12.47     -5.59      1.05      59.36      59.92      60.62
   8      -10.85     -4.05      2.51      48.03      48.62      49.39
   9       -9.74     -2.99      3.53      39.92      40.55      41.39
  10       -8.97     -2.23      4.27      33.86      34.52      35.44
  15       -8.03      -.83      5.90      17.81      18.68      20.07
  20      -11.33     -1.55      6.15      10.81      11.88      13.88
  25                 -5.02      5.79                  7.77      10.59
  30                            4.81                             8.31
  35                            2.42                             5.99

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

                  OPTION C (FACE AMOUNT)--FIXED DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,000,000 $1,000,000 $1,000,000 $  5,543 $  6,300 $    7,059 $ 11,611 $ 12,368 $   13,127
   2        34,440   1,000,000  1,000,000  1,000,000   17,569   19,820     22,166   23,637   25,888     28,234
   3        52,962   1,000,000  1,000,000  1,000,000   22,473   26,986     31,876   35,336   39,850     44,739
   4        72,410   1,000,000  1,000,000  1,000,000   33,826   41,386     49,900   46,689   54,249     62,763
   5        92,831   1,000,000  1,000,000  1,000,000   44,812   56,215     69,572   57,675   69,078     82,435
   6       114,272   1,000,000  1,000,000  1,000,000   56,785   72,844     92,412   68,264   84,322    103,891
   7       136,786   1,000,000  1,000,000  1,000,000   68,326   89,864    117,183   78,420   99,957    127,276
   8       160,425   1,000,000  1,000,000  1,000,000   79,383  107,238    144,032   88,092  115,946    152,740
   9       185,246   1,000,000  1,000,000  1,000,000   89,887  124,910    173,113   97,211  132,234    180,437
  10       211,309   1,000,000  1,000,000  1,000,000   99,754  142,812    204,589  105,693  148,751    210,528
  15       362,520   1,000,000  1,000,000  1,000,000  135,181  231,916    404,646  135,181  231,916    404,646
  20       555,508   1,000,000  1,000,000  1,000,000  127,212  302,860    704,094  127,212  302,860    704,094
  25       801,815   1,000,000  1,000,000  1,263,880   26,262  317,734  1,203,695   26,262  317,734  1,203,695
  30     1,116,173              1,000,000  2,103,167           159,735  2,003,016           159,735  2,003,016
  35     1,517,381                         3,380,992                    3,219,992                    3,219,992
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -65.35%   -60.63%   -55.88%  6,150.00%  6,150.00%  6,150.00%
   2      -33.89    -27.99    -22.12     642.15     642.15     642.15
   3      -33.41    -26.15    -19.12     258.47     258.47     258.47
   4      -23.93    -16.70     -9.71     148.92     148.92     148.92
   5      -18.73    -11.54     -4.62     100.39     100.39     100.39
   6      -14.84     -7.84     -1.09      73.77      73.77      73.77
   7      -12.39     -5.51      1.13      57.22      57.22      57.22
   8      -10.74     -3.95      2.62      46.06      46.06      46.06
   9       -9.61     -2.86      3.66      38.07      38.07      38.07
  10       -8.81     -2.08      4.42      32.11      32.11      32.11
  15       -7.59      -.43      6.29      16.46      16.46      16.46
  20       -9.93      -.53      7.03       9.93       9.93       9.93
  25      -37.86     -1.82      7.69       6.48       6.48       8.00
  30                 -8.53      8.12                  4.39       8.37
  35                            8.34                             8.55

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  The information contained in this Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not represent what may happen in the future.

  The Policies were not available until January, 1994. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Goldman Sachs Midcap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available under the Policies on December 19, 1994. The remaining Zenith Fund series commenced operations on October 31, 1994 and were made available under the Policies in May 1996. The Equity-Income Portfolio and Overseas Portfolio of the VIP Fund commenced operations on October 9, 1986 and January 28, 1987, respectively. The High Income Portfolio of the VIP Fund and the Asset Manager Portfolio of the VIP Fund II commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options on December 19, 1994. The illustrations are based on the actual investment experience of the relevant Eligible Funds for the periods shown (and reflect actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at the currently applicable annual rate of .75%. The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.


VARIABLE ACCOUNT INVESTMENT EXPERIENCE

  The Policies are supported by the Variable Account which invests in the Eligible Funds. The investment experience of the sub-account or sub-accounts you choose will affect the values and benefits of your Policy.

  Many factors in addition to investment experience will affect the actual values and benefits of your Policy. For instance, these investment experience figures do not reflect the charges deducted from premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)


NET RATES OF RETURN

  The annual net rate is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, the rate is calculated by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                   SUB-ACCOUNT INVESTING IN ZENITH FUND

                                                                        ANNUAL NET RATE OF RETURN
                  -----------------------------------------------------------------------------------------------------------
                                                                                FOR ONE YEAR ENDING
                  8/26/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT       12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------       -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth*.    8.58%   -1.11%   66.84%   93.75%   51.56%   -9.47%   31.88%   -5.73%   52.83%   -6.75%   14.11%   -7.76%
Bond Income.....    2.77    11.93    17.87    13.98     1.50     7.56    11.46     7.28    17.08     7.37    11.77    -4.08
Money Market....    3.03     9.80     7.45     6.01     5.73     6.71     8.44     7.38     5.42     3.02     2.20     3.20
                                             8/26/83-  8/26/83-
                                             12/31/97  12/31/97
                                              TOTAL    EFFECTIVE
SUB-ACCOUNT       12/31/95 12/31/96 12/31/97  RETURN    ANNUAL
-----------       -------- -------- -------- --------- ---------
Capital Growth*.   37.00%   20.16%   22.56%  1,692.05%   22.28%
Bond Income.....   20.29     3.82    10.06     273.72     9.62
Money Market....    4.91     4.34     4.55     121.92     5.71

                                                     ANNUAL NET RATE OF RETURN
                 -------------------------------------------------------------------------------------------------- 5/1/87-
                                                             FOR ONE YEAR ENDING                                    12/31/97
                 5/1/87-  -----------------------------------------------------------------------------------------  TOTAL
SUB-ACCOUNT      12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97  RETURN
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.....  -13.06%  15.47%   29.18%   -4.86%   29.46%    6.49%    8.90%     .36%   35.90%   21.55%   31.51%   305.79%
Managed.........   -1.15    8.67    18.20     2.44    19.28     5.90     9.82    -1.85    30.28    14.16    25.62    230.83
                  5/1/87-
                 12/31/97
                 EFFECTIVE
SUB-ACCOUNT       ANNUAL
-----------      ---------
Stock Index.....   14.03%
Managed.........   11.87

                                  ANNUAL NET RATE OF RETURN
                         -------------------------------------------- 4/30/93- 4/30/93-
                                          FOR ONE YEAR ENDING         12/31/97 12/31/97
                         4/30/93- -----------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/93 12/31/94 12/31/95 12/31/96 12/31/97  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- ---------
Growth and Income.......  13.67%   -1.94%   35.45%   17.21%   32.47%   134.41%   20.01%
Midcap Value**..........  14.16    -1.01    29.38    16.72    16.45     98.72    15.84

                              ANNUAL NET RATE OF RETURN
                         ------------------------------------  5/2/94-   5/2/94-
                                      FOR ONE YEAR ENDING     12/31/97  12/31/97
                          5/2/94-  --------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/94  12/31/95 12/31/96 12/31/97  RETURN    ANNUAL
-----------              --------- -------- -------- -------- --------- ---------
Small Cap...............   -3.71%   27.88%   29.70%   23.92%    97.92%    20.47%
                              ANNUAL NET RATE OF RETURN
                         ------------------------------------ 10/31/94- 10/31/94-
                                      FOR ONE YEAR ENDING     12/31/97  12/31/97
                         10/31/94- --------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/94  12/31/95 12/31/96 12/31/97  RETURN    ANNUAL
-----------              --------- -------- -------- -------- --------- ---------
Equity Growth...........   -4.32%   47.59%   12.32%   24.69%    97.78%    24.02%
Balanced................    -.22    23.86    16.03    15.31     65.36     17.21
Venture Value...........   -3.62    38.25    24.89    32.50    120.50     28.35
International Magnum
 Equity***..............    2.48     5.44     5.87    -2.04     12.06      3.66

-------

* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** The Goldman Sachs Midcap Value Series' Sub-adviser was Loomis Sayles until
   May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

*** The Morgan Stanley International Magnum Equity Series' sub-adviser was
    Draycott Partners until May 1, 1997, when Morgan Stanley Asset Management became sub-adviser.

        SUB-ACCOUNTS INVESTING IN VARIABLE INSURANCE PRODUCTS FUND

                                                          ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                 FOR ONE YEAR ENDING
                 10/9/86- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income...   .03%    -1.87%   21.79%   16.47%   -15.93%  30.46%   16.01%   17.41%    6.27%   34.09%   13.42%   27.15%
                 10/9/86- 10/9/86-
                 12/31/97 12/31/97
                  TOTAL   EFFECTIVE
SUB-ACCOUNT       RETURN   ANNUAL
-----------      -------- ---------
Equity-Income...  327.48%   13.81%

                                                     ANNUAL NET RATE OF RETURN
                 -------------------------------------------------------------------------------------------------- 1/28/87-
                                                             FOR ONE YEAR ENDING                                    12/31/97
                 1/28/87- -----------------------------------------------------------------------------------------  TOTAL
                 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97  RETURN
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Overseas........  -6.03%    7.32%   25.34%   -2.40%    7.19%   -11.39%  36.33%    .97%     8.86%   12.36%   10.72%   118.43%
                 1/28/87-
                 12/31/97
                 EFFECTIVE
                  ANNUAL
                 ---------
Overseas........   7.41%

                                                              ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                      FOR ONE YEAR ENDING
                 9/19/85- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....   6.15%   16.80%    0.46%   10.81%   -4.89%   -2.97%   34.07%   22.24%   19.50%   -2.28%   19.71%   13.17%
                          9/19/85- 9/19/85-
                          12/31/97 12/31/97
                           TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/97  RETURN   ANNUAL
-----------      -------- -------- ---------
High Income.....  16.79%   285.71%   11.62%

       SUB-ACCOUNT INVESTING IN VARIABLE INSURANCE PRODUCTS FUND II

                                              ANNUAL NET RATE OF RETURN
                   -------------------------------------------------------------------------------- 9/6/89-   9/6/89-
                                                      FOR ONE YEAR ENDING                           12/31/97 12/31/97
                   9/6/89-  -----------------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT        12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97  RETURN   ANNUAL
-----------        -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Asset Manager.....   .57%     5.92%   21.64%   10.88%   20.33%   -6.79%   16.08%   13.74%   19.75%   154.79%   11.90%

POLICY PERFORMANCE

  The material below assumes a Policy was issued with a $1 million face amount and annual premiums of $16,000 paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account, January 28 in the case of the Oversees Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Midcap Value Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male and a female, both age 55 in the nonsmoker standard risk category. The first example shows such a Policy with an Option A death benefit, the second example shows a policy with an Option B death benefit and the third example shows a Policy with an Option C death benefit. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of policy investment experience also reflect all Policy charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                          OPTION A DEATH BENEFIT

ZENITH CAPTAL GROWTH SUB-ACCOUNT*

                                                                              INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                        OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH       CASH     NET CASH    NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- ---------- ---------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $   14,290 $    8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000     14,821      8,753    -82.34%            --
December 31, 1984.......   32,000  1,000,000  1,000,000     27,505     21,437    -39.98       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000     62,502     49,639      2.51         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000    134,815    121,952     37.12         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000    214,988    202,125     41.23         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000    208,430    196,144     25.27          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000    284,500    273,599     26.44          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000    284,089    274,573     19.39          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000    449,551    441,419     24.77          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000    434,089    427,342     19.33          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000    509,672    504,352     18.58          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000    479,267    475,432     14.62          25.98
December 31, 1995.......  208,000  1,000,000  1,160,323    678,155    675,804     17.21          24.67
December 31, 1996.......  224,000  1,000,000  1,404,320    827,775    826,909     17.48          24.15
December 31, 1997.......  240,000  1,000,000  1,728,529  1,027,663  1,027,663     17.94          23.93

ZENITH BOND INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000   13,983    7,915    -86.77%            --
December 31, 1984.......   32,000  1,000,000  1,000,000   29,594   23,526    -31.92       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   49,374   36,511    -19.29         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   70,297   57,434     -5.80         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   85,192   72,329     -4.28         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000  105,565   93,279     -1.01          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  131,735  120,834      2.26          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  155,697  146,181      3.43          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  197,046  188,915      6.15          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  225,207  218,460      6.30          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  265,319  259,998      7.10          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  267,415  263,579      5.28          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000  336,781  334,430      7.20          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000  363,892  363,026      6.76          19.89
December 31, 1997.......  240,000  1,000,000  1,000,000  414,531  414,531      7.09          17.62

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000   14,013    7,945    -86.63%            --
December 31, 1984.......   32,000  1,000,000  1,000,000   28,700   22,632    -35.36       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   44,840   31,977    -27.94         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   61,434   48,571    -14.59         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   78,901   66,037     -8.13         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000   98,239   85,953     -3.88          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  120,481  109,580      -.65          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  143,243  133,727      1.14          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  164,775  156,643      1.93          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  183,374  176,627      2.03          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  201,078  195,757      1.97          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  221,421  217,586      2.12          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000  246,045  243,694      2.46          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000  270,328  269,462      2.65          19.89
December 31, 1997.......  240,000  1,000,000  1,000,000  296,184  296,184      2.80          17.62

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,424    5,356    -80.55%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   27,289   21,221    -30.63       1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   52,355   39,492    -11.29         328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   62,718   49,855    -11.24         174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   96,375   83,512      1.61         112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  117,202  105,262      2.91          80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  142,189  131,634      4.40          61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  156,609  147,438      3.38          49.18
December 31, 1995.......  144,000  1,000,000  1,000,000  231,125  223,340      9.25          40.32
December 31, 1996.......  160,000  1,000,000  1,000,000  294,238  287,837     11.06          33.80
December 31, 1997.......  176,000  1,000,000  1,000,000  403,635  398,686     13.84          28.82

ZENITH MANAGED SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   12,946    6,878    -71.72%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   28,001   21,933    -28.48       1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   48,976   36,113    -16.20         328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   64,356   51,493     -9.82         174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   91,906   79,043      -.45         112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  112,086  100,146      1.34          80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  137,422  126,867      3.39          61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  148,681  139,511      2.06          49.18
December 31, 1995.......  144,000  1,000,000  1,000,000  211,010  203,224      7.28          40.32
December 31, 1996.......  160,000  1,000,000  1,000,000  254,692  248,292      8.32          33.80
December 31, 1997.......  176,000  1,000,000  1,000,000  336,163  331,213     10.78          28.82

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1993.......   16,000  1,000,000  1,000,000   14,777    8,709    -59.59%            --
December 31, 1994.......   32,000  1,000,000  1,000,000   27,939   21,817    -28.61       1,028.55%
December 31, 1995.......   48,000  1,000,000  1,000,000   54,765   41,902     -7.93         327.65
December 31, 1996.......   64,000  1,000,000  1,000,000   79,347   66,484      1.76         173.87
December 31, 1997.......   80,000  1,000,000  1,000,000  122,151  109,288     11.86         112.58

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $16,000  $1,000,000 $1,000,000 $ 14,290 $ 8,222         --             --
December 31, 1993.......  16,000   1,000,000  1,000,000   14,847   8,779     -59.11%            --
December 31, 1994.......  32,000   1,000,000  1,000,000   28,208  22,140     -27.80       1,028.55%
December 31, 1995.......  48,000   1,000,000  1,000,000   53,325  40,462      -9.91         327.65
December 31, 1996.......  64,000   1,000,000  1,000,000   76,758  63,895       -.08         173.87
December 31, 1997.......  80,000   1,000,000  1,000,000  105,505  92,642       5.53         112.58

ZENITH SMALL CAP SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 2, 1994............. $16,000  $1,000,000 $1,000,000 $ 14,290 $ 8,222         --             --
December 31, 1994.......  16,000   1,000,000  1,000,000   12,455   6,387     -74.82%            --
December 31, 1995.......  32,000   1,000,000  1,000,000   31,978  25,910     -16.87       1,038.05%
December 31, 1996.......  48,000   1,000,000  1,000,000   57,127  44,264      -4.79         329.07
December 31, 1997.......  64,000   1,000,000  1,000,000   87,879  75,016       7.45         174.35

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,000,000 $ 14,290 $ 8,222         --             --
December 31, 1994.......  16,000   1,000,000  1,000,000   13,138   7,070         --             --
December 31, 1995.......  32,000   1,000,000  1,000,000   31,826  25,758     -29.38%      3,271.69%
December 31, 1996.......  48,000   1,000,000  1,000,000   49,770  36,907     -21.48         522.96
December 31, 1997.......  64,000   1,000,000  1,000,000   75,888  63,025       -.92         230.16

ZENITH BALANCED SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,000,000 $ 14,290 $ 8,222         --             --
December 31, 1994.......  16,000   1,000,000  1,000,000   13,891   7,823     -98.62%            --
December 31, 1995.......  32,000   1,000,000  1,000,000   30,465  24,397     -35.80       3,271.69%
December 31, 1996.......  48,000   1,000,000  1,000,000   49,478  36,615     -22.10         522.96
December 31, 1997.......  64,000   1,000,000  1,000,000   71,056  58,193      -5.67         230.16

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,000,000 $ 14,290 $ 8,222         --             --
December 31, 1994.......  16,000   1,000,000  1,000,000   13,463   7,395         --             --
December 31, 1995.......  32,000   1,000,000  1,000,000   31,801  25,733     -29.49%      3,271.69%
December 31, 1996.......  48,000   1,000,000  1,000,000   54,051  41,188     -12.75         522.96
December 31, 1997.......  64,000   1,000,000  1,000,000   85,681  72,818       7.82         230.16

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1994.......   16,000  1,000,000  1,000,000   14,232    8,164    -98.22%            --
December 31, 1995.......   32,000  1,000,000  1,000,000   28,599   22,531    -44.58       3,271.69%
December 31, 1996.......   48,000  1,000,000  1,000,000   44,142   31,279    -34.00         522.96
December 31, 1997.......   64,000  1,000,000  1,000,000   56,644   43,781    -22.21         230.16

EQUITY-INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1986.......   16,000  1,000,000  1,000,000   13,953    7,885    -95.55%            --
December 31, 1987.......   32,000  1,000,000  1,000,000   24,098   18,030    -60.67       2,723.89%
December 31, 1988.......   48,000  1,000,000  1,000,000   42,671   29,808    -35.59         490.23
December 31, 1989.......   64,000  1,000,000  1,000,000   63,581   50,718    -13.23         221.84
December 31, 1990.......   80,000  1,000,000  1,000,000   67,546   54,683    -17.00         133.88
December 31, 1991.......   96,000  1,000,000  1,000,000  102,729   90,212     -2.28          92.44
December 31, 1992.......  112,000  1,000,000  1,000,000  134,252  123,120      2.92          68.91
December 31, 1993.......  128,000  1,000,000  1,000,000  171,250  161,503      6.17          53.96
December 31, 1994.......  144,000  1,000,000  1,000,000  195,178  186,815      6.06          43.72
December 31, 1995.......  160,000  1,000,000  1,000,000  277,751  270,773     10.77          36.31
December 31, 1996.......  176,000  1,000,000  1,000,000  327,854  322,286     11.10          30.74
December 31, 1997.......  192,000  1,000,000  1,000,000  430,576  426,493     13.17          26.41

OVERSEAS SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,648    5,580    -68.05%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   28,084   22,016    -23.59         707.99%
December 31, 1989.......   48,000  1,000,000  1,000,000   50,973   38,110    -11.54         272.18
December 31, 1990.......   64,000  1,000,000  1,000,000   63,523   50,660     -9.42         154.15
December 31, 1991.......   80,000  1,000,000  1,000,000   82,844   69,981     -4.54         103.01
December 31, 1992.......   96,000  1,000,000  1,000,000   85,309   73,831     -7.63          75.31
December 31, 1993.......  112,000  1,000,000  1,000,000  134,365  124,272      2.65          58.22
December 31, 1994.......  128,000  1,000,000  1,000,000  148,145  139,437      1.93          46.75
December 31, 1995.......  144,000  1,000,000  1,000,000  178,682  171,358      3.51          38.57
December 31, 1996.......  160,000  1,000,000  1,000,000  214,502  208,563      4.83          32.48
December 31, 1997.......  176,000  1,000,000  1,000,000  252,891  248,437      5.72          27.80

HIGH INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1985.......   16,000  1,000,000  1,000,000   14,622    8,554    -89.13%            --
December 31, 1986.......   32,000  1,000,000  1,000,000   30,459   24,391    -30.84       2,337.90%
December 31, 1987.......   48,000  1,000,000  1,000,000   44,065   31,202    -31.02         463.37
December 31, 1988.......   64,000  1,000,000  1,000,000   62,671   49,808    -13.79         214.72
December 31, 1989.......   80,000  1,000,000  1,000,000   72,625   59,762    -12.70         130.87
December 31, 1990.......   96,000  1,000,000  1,000,000   83,995   71,593    -10.59          90.84
December 31, 1991.......  112,000  1,000,000  1,000,000  126,861  115,844      1.03          67.95
December 31, 1992.......  128,000  1,000,000  1,000,000  168,743  159,111      5.70          53.32
December 31, 1993.......  144,000  1,000,000  1,000,000  215,883  207,636      8.38          43.27
December 31, 1994.......  160,000  1,000,000  1,000,000  224,476  217,614      6.30          35.98
December 31, 1995.......  176,000  1,000,000  1,000,000  283,070  277,626      8.35          30.49
December 31, 1996.......  192,000  1,000,000  1,000,000  333,670  329,711      8.98          26.21
December 31, 1997.......  208,000  1,000,000  1,000,000  403,545  401,070      9.93          22.81

ASSET MANAGER SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1989.......   16,000  1,000,000  1,000,000   13,914    7,846    -89.38%            --
December 31, 1990.......   32,000  1,000,000  1,000,000   28,254   22,186    -38.32       2,130.09%
December 31, 1991.......   48,000  1,000,000  1,000,000   48,561   35,698    -21.27         447.21
December 31, 1992.......   64,000  1,000,000  1,000,000   67,997   55,134     -8.10         210.30
December 31, 1993.......   80,000  1,000,000  1,000,000   96,401   83,538      1.87         128.98
December 31, 1994.......   96,000  1,000,000  1,000,000  102,550   90,149     -2.23          89.83
December 31, 1995.......  112,000  1,000,000  1,000,000  133,928  122,912      2.79          67.33
December 31, 1996.......  128,000  1,000,000  1,000,000  166,813  157,182      5.33          52.92
December 31, 1997.......  144,000  1,000,000  1,000,000  213,658  205,411      8.07          42.98

--------

* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

                          OPTION B DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                              INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                        OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH       CASH     NET CASH    NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- ---------- ---------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,014,290 $   14,290 $    8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,014,821     14,821      8,753    -82.34%            --
December 31, 1984.......   32,000  1,000,000  1,027,505     27,505     21,437    -39.98       2,019.32%
December 31, 1985.......   48,000  1,000,000  1,062,501     62,501     49,638      2.51         449.61
December 31, 1986.......   64,000  1,000,000  1,134,812    134,812    121,949     37.12         220.26
December 31, 1987.......   80,000  1,000,000  1,214,977    214,977    202,114     41.23         139.81
December 31, 1988.......   96,000  1,000,000  1,208,411    208,411    196,125     25.26          97.32
December 31, 1989.......  112,000  1,000,000  1,284,455    284,455    273,553     26.44          75.20
December 31, 1990.......  128,000  1,000,000  1,284,017    284,017    274,500     19.39          59.30
December 31, 1991.......  144,000  1,000,000  1,449,372    449,372    441,241     24.76          51.12
December 31, 1992.......  160,000  1,000,000  1,433,833    433,833    427,087     19.33          42.58
December 31, 1993.......  176,000  1,000,000  1,509,244    509,244    503,923     18.57          37.20
December 31, 1994.......  192,000  1,000,000  1,478,710    478,710    474,874     14.61          31.93
December 31, 1995.......  208,000  1,000,000  1,677,106    677,106    674,756     17.18          29.72
December 31, 1996.......  224,000  1,000,000  1,826,187    826,187    825,321     17.46          27.43
December 31, 1997.......  240,000  1,000,000  2,025,434  1,025,434  1,025,434     17.91          25.75

ZENITH BOND INCOME SUB-ACCOUNT

                                                                              INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                        OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH       CASH     NET CASH    NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- ---------- ---------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,014,290 $   14,290 $    8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,013,983     13,983      7,915    -86.77%            --
December 31, 1984.......   32,000  1,000,000  1,029,594     29,594     23,526    -31.92       2,022.63%
December 31, 1985.......   48,000  1,000,000  1,049,374     49,374     36,511    -19.29         446.43
December 31, 1986.......   64,000  1,000,000  1,070,295     70,295     57,432     -5.80         213.92
December 31, 1987.......   80,000  1,000,000  1,085,188     85,188     72,325     -4.28         132.56
December 31, 1988.......   96,000  1,000,000  1,105,556    105,556     93,270     -1.01          93.38
December 31, 1989.......  112,000  1,000,000  1,131,717    131,717    120,815      2.26          70.93
December 31, 1990.......  128,000  1,000,000  1,155,661    155,661    146,145      3.43          56.45
December 31, 1991.......  144,000  1,000,000  1,196,975    196,975    188,844      6.14          42.78
December 31, 1992.......  160,000  1,000,000  1,225,085    225,085    218,338      6.29          39.52
December 31, 1993.......  176,000  1,000,000  1,265,112    265,112    259,792      7.08          34.19
December 31, 1994.......  192,000  1,000,000  1,267,126    267,126    263,291      5.27          29.58
December 31, 1995.......  208,000  1,000,000  1,336,279    336,279    333,928      7.18          26.60
December 31, 1996.......  224,000  1,000,000  1,363,151    363,151    362,285      6.74          23.77
December 31, 1997.......  240,000  1,000,000  1,413,385    413,885    413,885      7.05          21.62

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,014,013   14,013    7,945    -86.63%            --
December 31, 1984.......   32,000  1,000,000  1,028,700   28,700   22,632    -35.36       2,021.21%
December 31, 1985.......   48,000  1,000,000  1,044,840   44,840   31,977    -27.94         445.33
December 31, 1986.......   64,000  1,000,000  1,061,432   61,432   48,569    -14.59         213.02
December 31, 1987.......   80,000  1,000,000  1,078,897   78,897   66,034     -8.13         132.19
December 31, 1988.......   96,000  1,000,000  1,098,231   98,231   85,945     -3.89          93.09
December 31, 1989.......  112,000  1,000,000  1,120,464  120,464  109,563      -.66          70.60
December 31, 1990.......  128,000  1,000,000  1,143,210  143,210  133,694      1.13          56.16
December 31, 1991.......  144,000  1,000,000  1,164,716  164,716  156,585      1.92          46.16
December 31, 1992.......  160,000  1,000,000  1,183,276  183,276  176,529      2.01          38.85
December 31, 1993.......  176,000  1,000,000  1,200,926  200,926  195,605      1.96          33.30
December 31, 1994.......  192,000  1,000,000  1,221,190  221,190  217,354      2.10          29.02
December 31, 1995.......  208,000  1,000,000  1,245,691  245,691  243,340      2.44          25.64
December 31, 1996.......  224,000  1,000,000  1,269,796  269,796  268,930      2.62          22.88
December 31, 1997.......  240,000  1,000,000  1,295,393  295,393  295,393      2.77          20.62

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,011,424   11,424    5,356    -80.55%            --
December 31, 1988.......   32,000  1,000,000  1,027,289   27,289   21,221    -30.63       1,052.66%
December 31, 1989.......   48,000  1,000,000  1,052,354   52,354   39,491    -11.29         337.55
December 31, 1990.......   64,000  1,000,000  1,062,716   62,716   49,853    -11.24         179.42
December 31, 1991.......   80,000  1,000,000  1,096,370   96,370   83,506      1.61         117.76
December 31, 1992.......   96,000  1,000,000  1,117,190  117,190  105,251      2.91          85.25
December 31, 1993.......  112,000  1,000,000  1,142,166  142,166  131,610      4.39          65.85
December 31, 1994.......  128,000  1,000,000  1,156,567  156,567  147,397      3.37          52.83
December 31, 1995.......  144,000  1,000,000  1,231,031  231,031  223,245      9.24          44.74
December 31, 1996.......  160,000  1,000,000  1,294,058  294,058  287,657     11.05          38.56
December 31, 1997.......  176,000  1,000,000  1,403,285  403,285  398,336     13.83          34.34

ZENITH MANAGED SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,012,946   12,946    6,878    -71.72%            --
December 31, 1988.......   32,000  1,000,000  1,028,001   28,001   21,933    -28.48       1,053.16%
December 31, 1989.......   48,000  1,000,000  1,048,975   48,975   36,112    -16.20         336.96
December 31, 1990.......   64,000  1,000,000  1,064,355   64,355   51,492     -9.82         179.56
December 31, 1991.......   80,000  1,000,000  1,091,901   91,901   79,038      -.45         117.53
December 31, 1992.......   96,000  1,000,000  1,112,075  112,075  100,135      1.33          85.07
December 31, 1993.......  112,000  1,000,000  1,137,400  137,400  126,845      3.39          65.72
December 31, 1994.......  128,000  1,000,000  1,148,642  148,642  139,472      2.05          52.65
December 31, 1995.......  144,000  1,000,000  1,210,924  210,924  203,139      7.27          44.39
December 31, 1996.......  160,000  1,000,000  1,254,538  254,538  248,138      8.31          37.98
December 31, 1997.......  176,000  1,000,000  1,335,874  335,874  330,925     10.77          33.54

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $16,000  $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1993.......  16,000   1,000,000  1,014,777   14,777    8,709    -59.59%            --
December 31, 1994.......  32,000   1,000,000  1,027,938   27,938   21,870    -28.61       1,048.27%
December 31, 1995.......  48,000   1,000,000  1,054,764   54,764   41,901     -7.93         337.23
December 31, 1996.......  64,000   1,000,000  1,079,345   79,345   66,482      1.76         180.54
December 31, 1997.......  80,000   1,000,000  1,122,144  122,144  109,281     11.86         118.93

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $16,000  $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1993.......  16,000   1,000,000  1,014,847   14,847    8,779    -59.11%            --
December 31, 1994.......  32,000   1,000,000  1,028,208   28,208   22,140    -27.80       1,048.46%
December 31, 1995.......  48,000   1,000,000  1,053,325   53,325   40,462     -9.91         336.98
December 31, 1996.......  64,000   1,000,000  1,076,756   76,756   63,893      -.08         180.33
December 31, 1997.......  80,000   1,000,000  1,105,499  105,499   92,636      5.53         118.10

ZENITH SMALL CAP SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 2, 1994............. $16,000  $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1994.......  16,000   1,000,000  1,012,455   12,455    6,387    -74.82%            --
December 31, 1995.......  32,000   1,000,000  1,013,978   31,978   25,910    -16.87       1,060.86%
December 31, 1996.......  48,000   1,000,000  1,057,127   57,127   44,263     -4.79         339.11
December 31, 1997.......  64,000   1,000,000  1,087,876   87,876   75,013      7.45         181.74

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1994.......  16,000   1,000,000  1,013,138   13,138    7,070        --             --
December 31, 1995.......  32,000   1,000,000  1,031,826   31,826   25,758    -29.38%      3,365.75%
December 31, 1996.......  48,000   1,000,000  1,049,770   49,770   36,907    -21.48         538.34
December 31, 1997.......  64,000   1,000,000  1,075,887   75,887   63,024      -.92         238.98

ZENITH BALANCED SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1994.......  16,000   1,000,000  1,013,891   13,891    7,823    -98.62%            --
December 31, 1995.......  32,000   1,000,000  1,030,465   30,465   24,397    -35.80       3,361.73%
December 31, 1996.......  48,000   1,000,000  1,049,478   49,478   36,615    -22.10         538.25
December 31, 1997.......  64,000   1,000,000  1,071,055   71,055   58,192     -5.67         238.43

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1994.......   16,000  1,000,000  1,013,463   13,463    7,395        --             --
December 31, 1995.......   32,000  1,000,000  1,031,801   31,801   25,733    -29.50%      3,365.67%
December 31, 1996.......   48,000  1,000,000  1,054,051   54,051   41,188    -12.76         539.65
December 31, 1997.......   64,000  1,000,000  1,085,679   85,679   72,816      7.82         240.09

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1994.......   16,000  1,000,000  1,014,232   14,232    8,164    -98.22%            --
December 31, 1995.......   32,000  1,000,000  1,028,599   28,599   22,531    -44.58       3,356.23%
December 31, 1996.......   48,000  1,000,000  1,044,142   44,142   31,279    -34.00         536.62
December 31, 1997.......   64,000  1,000,000  1,056,643   56,643   43,780    -22.21         236.79

EQUITY-INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1986.......   16,000  1,000,000  1,013,953   13,953    7,885    -95.55%            --
December 31, 1987.......   32,000  1,000,000  1,024,098   24,098   18,030    -60.67       2,780.79%
December 31, 1988.......   48,000  1,000,000  1,042,671   42,671   29,808    -35.59         502.45
December 31, 1989.......   64,000  1,000,000  1,063,580   63,580   50,717    -13.23         228.95
December 31, 1990.......   80,000  1,000,000  1,067,543   67,543   54,680    -17.00         138.21
December 31, 1991.......   96,000  1,000,000  1,102,722  102,722   90,205     -2.28          96.88
December 31, 1992.......  112,000  1,000,000  1,134,235  134,235  123,103      2.92          73.23
December 31, 1993.......  128,000  1,000,000  1,171,215  171,215  161,467      6.16          58.31
December 31, 1994.......  144,000  1,000,000  1,195,113  195,113  186,750      6.05          47.81
December 31, 1995.......  160,000  1,000,000  1,277,610  277,610  270,632     10.76          41.14
December 31, 1996.......  176,000  1,000,000  1,327,312  327,612  322,044     11.09          35.64
December 31, 1997.......  192,000  1,000,000  1,430,129  430,129  426,046     13.15          31.93

OVERSEAS SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,101,648   11,648    5,580    -68.05%            --
December 31, 1988.......   32,000  1,000,000  1,028,084   28,084   22,016    -23.59         720.42%
December 31, 1989.......   48,000  1,000,000  1,050,972   50,972   38,109    -11.54         279.32
December 31, 1990.......   64,000  1,000,000  1,063,521   63,521   50,658     -9.43         158.82
December 31, 1991.......   80,000  1,000,000  1,082,838   82,838   69,975     -4.55         106.98
December 31, 1992.......   96,000  1,000,000  1,085,299   85,299   73,821     -7.63          78.31
December 31, 1993.......  112,000  1,000,000  1,134,339  134,339  124,246      2.64          61.87
December 31, 1994.......  128,000  1,000,000  1,148,100  148,100  139,391      1.92          50.04
December 31, 1995.......  144,000  1,000,000  1,178,600  178,600  171,276      3.50          41.92
December 31, 1996.......  160,000  1,000,000  1,214,357  214,357  208,418      4.82          35.93
December 31, 1997.......  176,000  1,000,000  1,252,653  252,653  248,198      5.70          31.35

HIGH INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1985.......   16,000  1,000,000  1,014,622   14,622    8,554    -89.13%            --
December 31, 1986.......   32,000  1,000,000  1,030,459   30,459   24,391    -30.84%      2,397.46%
December 31, 1987.......   48,000  1,000,000  1,044,065   44,065   31,202    -31.02         475.14
December 31, 1988.......   64,000  1,000,000  1,062,670   62,670   49,807    -13.79         221.47
December 31, 1989.......   80,000  1,000,000  1,072,622   72,622   59,759    -12.70         135.41
December 31, 1990.......   96,000  1,000,000  1,083,988   83,988   71,587    -10.60          94.44
December 31, 1991.......  112,000  1,000,000  1,126,844  126,844  115,827      1.02          71.98
December 31, 1992.......  128,000  1,000,000  1,168,706  168,706  159,074      5.69          57.56
December 31, 1993.......  144,000  1,000,000  1,215,808  215,808  207,561      8.37          47.71
December 31, 1994.......  160,000  1,000,000  1,224,359  224,359  217,497      6.29          39.94
December 31, 1995.......  176,000  1,000,000  1,282,856  282,856  277,412      8.34          34.76
December 31, 1996.......  192,000  1,000,000  1,333,318  333,318  329,359      8.96          30.62
December 31, 1997.......  208,000  1,000,000  1,402,953  402,953  400,479      9.91          27.49

ASSET MANAGER SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1989.......   16,000  1,000,000  1,013,914   13,914    7,846    -89.38%            --
December 31, 1990.......   32,000  1,000,000  1,028,254   28,254   22,186    -38.32       2,179.34%
December 31, 1991.......   48,000  1,000,000  1,048,560   48,560   35,697    -21.27         459.61
December 31, 1992.......   64,000  1,000,000  1,067,996   67,996   55,133     -8.10         217.44
December 31, 1993.......   80,000  1,000,000  1,096,397   96,397   83,533      1.87         134.85
December 31, 1994.......   96,000  1,000,000  1,102,542  102,542   90,140     -2.24          94.14
December 31, 1995.......  112,000  1,000,000  1,133,910  133,910  122,893      2.79          71.54
December 31, 1996.......  128,000  1,000,000  1,166,776  166,776  157,145      5.33          57.08
December 31, 1997.......  144,000  1,000,000  1,213,583  213,583  205,336      8.06          47.35

--------

* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

                          OPTION C DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                              INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                        OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH       CASH     NET CASH    NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- ---------- ---------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $   14,290 $    8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000     14,821      8,753    -82.34%            --
December 31, 1984.......   32,000  1,000,000  1,000,000     27,505     21,437    -39.98       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000     62,502     49,639      2.51         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000    134,815    121,952     37.12         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000    214,988    202,125     41.23         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000    208,430    196,144     25.27          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000    284,500    273,599     26.44          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000    284,089    274,573     19.39          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000    449,551    441,419     24.77          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000    434,089    427,342     19.33          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000    509,672    504,352     18.58          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000    479,267    475,432     14.62          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000    678,192    675,841     17.21          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000    827,992    827,126     17.49          19.89
December 31, 1997.......  240,000  1,000,000  1,192,900  1,028,362  1,028,362     17.94          19.66

ZENITH BOND INCOME SUB-ACCOUNT

                                                                              INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                        OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH       CASH     NET CASH    NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- ---------- ---------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $   14,290 $    8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000     13,983      7,915    -86.77%            --
December 31, 1984.......   32,000  1,000,000  1,000,000     29,594     23,526    -31.92       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000     49,374     36,511    -19.29         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000     70,297     57,434     -5.80         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000     85,192     72,329     -4.28         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000    105,565     93,279     -1.01          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000    131,735    120,834      2.26          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000    155,697    146,181      3.43          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000    197,046    188,915      6.15          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000    225,207    218,460      6.30          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000    265,319    259,998      7.10          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000    267,415    263,579      5.28          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000    336,781    334,430      7.20          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000    363,892    363,026      6.76          19.89
December 31, 1997.......  240,000  1,000,000  1,000,000    414,531    414,531      7.09          17.62

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000   14,013    7,945    -86.63%            --
December 31, 1984.......   32,000  1,000,000  1,000,000   28,700   22,632    -35.36       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   44,840   31,977    -27.94         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   61,434   48,571    -14.59         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   78,901   66,037     -8.13         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000   98,239   85,953     -3.88          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  120,481  109,580      -.65          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  143,243  133,727      1.14          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  164,775  156,643      1.93          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  183,374  176,627      2.03          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  201,078  195,757      1.97          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  221,421  217,586      2.12          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000  246,045  243,694      2.46          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000  270,328  269,462      2.65          19.89
December 31, 1997.......  240,000  1,000,000  1,000,000  296,184  296,184      2.80          17.62

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,424    5,356    -80.55%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   27,289   21,221    -30.63       1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   52,355   39,492    -11.29         328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   62,718   49,855    -11.24         174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   96,375   83,512      1.61         112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  117,202  105,262      2.91          80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  142,189  131,634      4.40          61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  156,609  147,438      3.38          49.18
December 31, 1995.......  144,000  1,000,000  1,000,000  231,125  223,340      9.25          40.32
December 31, 1996.......  160,000  1,000,000  1,000,000  294,238  287,837     11.06          33.80
December 31, 1997.......  176,000  1,000,000  1,000,000  403,635  398,686     13.84          28.82

ZENITH MANAGED SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   12,946    6,878    -71.72%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   28,001   21,933    -28.48       1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   48,976   36,113    -16.20         328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   64,356   51,493     -9.82         174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   91,906   79,043      -.45         112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  112,086  100,146      1.34          80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  137,422  126,867      3.39          61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  148,681  139,511      2.06          49.18
December 31, 1995.......  144,000  1,000,000  1,000,000  211,010  203,224      7.28          40.32
December 31, 1996.......  160,000  1,000,000  1,000,000  254,692  248,292      8.32          33.80
December 31, 1997.......  176,000  1,000,000  1,000,000  336,163  331,213     10.78          28.82

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $16,000  $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1993.......  16,000   1,000,000  1,000,000   14,777    8,709    -59.59%            --
December 31, 1994.......  32,000   1,000,000  1,000,000   27,939   21,871    -28.61       1,028.55%
December 31, 1995.......  48,000   1,000,000  1,000,000   54,765   41,902     -7.93         327.65
December 31, 1996.......  64,000   1,000,000  1,000,000   79,347   66,484      1.76         173.87
December 31, 1997.......  80,000   1,000,000  1,000,000  122,151  109,288     11.86         112.58

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $16,000  $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1993.......  16,000   1,000,000  1,000,000   14,847    8,779    -59.11%            --
December 31, 1994.......  32,000   1,000,000  1,000,000   28,208   22,140    -27.80       1,028.55%
December 31, 1995.......  48,000   1,000,000  1,000,000   53,325   40,462     -9.91         327.65
December 31, 1996.......  64,000   1,000,000  1,000,000   76,758   63,895      -.08         173.87
December 31, 1997.......  80,000   1,000,000  1,000,000  105,505   92,642      5.53         112.58

ZENITH SMALL CAP SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 2, 1994............. $16,000  $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1994.......  16,000   1,000,000  1,000,000   12,455    6,387    -74.82%            --
December 31, 1995.......  32,000   1,000,000  1,000,000   31,978   25,910    -16.87       1,038.05%
December 31, 1996.......  48,000   1,000,000  1,000,000   57,127   44,264     -4.79         329.07
December 31, 1997.......  64,000   1,000,000  1,000,000   87,879   75,016      7.45         174.35

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1994.......  16,000   1,000,000  1,000,000   13,138    7,070        --             --
December 31, 1995.......  32,000   1,000,000  1,000,000   31,826   25,758    -29.38%      3,271.69%
December 31, 1996.......  48,000   1,000,000  1,000,000   49,770   36,907    -21.48         522.96
December 31, 1997.......  64,000   1,000,000  1,000,000   75,888   63,025      -.92         230.16

ZENITH BALANCED SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1994.......  16,000   1,000,000  1,000,000   13,891    7,823    -98.62%            --
December 31, 1995.......  32,000   1,000,000  1,000,000   30,465   24,397    -35.80       3,271.69%
December 31, 1996.......  48,000   1,000,000  1,000,000   49,478   36,615    -22.10         522.96
December 31, 1997.......  64,000   1,000,000  1,000,000   71,056   58,193     -5.67         230.16

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1994.......   16,000  1,000,000  1,000,000   13,463    7,395        --             --
December 31, 1995.......   32,000  1,000,000  1,000,000   31,801   25,733    -29.49%      3,271.69%
December 31, 1996.......   48,000  1,000,000  1,000,000   54,051   41,188    -12.75         522.96
December 31, 1997.......   64,000  1,000,000  1,000,000   85,681   72,818      7.82         230.16

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1994.......   16,000  1,000,000  1,000,000   14,232    8,164    -98.22%            --
December 31, 1995.......   32,000  1,000,000  1,000,000   28,599   22,531    -44.58       3,271.69%
December 31, 1996.......   48,000  1,000,000  1,000,000   44,142   31,279    -34.00         522.96
December 31, 1997.......   64,000  1,000,000  1,000,000   56,644   43,781    -22.21         230.16

EQUITY-INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1986.......   16,000  1,000,000  1,000,000   13,953    7,885    -95.55%            --
December 31, 1987.......   32,000  1,000,000  1,000,000   24,098   18,030    -60.67       2,723.89%
December 31, 1988.......   48,000  1,000,000  1,000,000   42,671   29,808    -35.59         490.23
December 31, 1989.......   64,000  1,000,000  1,000,000   63,581   50,718    -13.23         221.84
December 31, 1990.......   80,000  1,000,000  1,000,000   67,546   54,683    -17.00         133.88
December 31, 1991.......   96,000  1,000,000  1,000,000  102,729   90,212     -2.28          92.44
December 31, 1992.......  112,000  1,000,000  1,000,000  134,252  123,120      2.92          68.91
December 31, 1993.......  128,000  1,000,000  1,000,000  171,250  161,503      6.17          53.96
December 31, 1994.......  144,000  1,000,000  1,000,000  195,178  186,815      6.06          43.72
December 31, 1995.......  160,000  1,000,000  1,000,000  277,751  270,773     10.77          36.31
December 31, 1996.......  176,000  1,000,000  1,000,000  327,854  322,286     11.10          30.74
December 31, 1997.......  192,000  1,000,000  1,000,000  430,576  426,493     13.17          26.41

OVERSEAS SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,648    5,580    -68.05%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   28,084   22,016    -23.59         707.99%
December 31, 1989.......   48,000  1,000,000  1,000,000   50,973   38,110    -11.54         272.18
December 31, 1990.......   64,000  1,000,000  1,000,000   63,523   50,660     -9.42         154.15
December 31, 1991.......   80,000  1,000,000  1,000,000   82,844   69,981     -4.54         103.01
December 31, 1992.......   96,000  1,000,000  1,000,000   85,309   73,831     -7.63          75.31
December 31, 1993.......  112,000  1,000,000  1,000,000  134,365  124,272      2.65          58.22
December 31, 1994.......  128,000  1,000,000  1,000,000  148,145  139,437      1.93          46.75
December 31, 1995.......  144,000  1,000,000  1,000,000  178,682  171,358      3.51          38.57
December 31, 1996.......  160,000  1,000,000  1,000,000  214,502  208,563      4.83          32.48
December 31, 1997.......  176,000  1,000,000  1,000,000  252,891  248,437      5.72          27.80

HIGH INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1985.......   16,000  1,000,000  1,000,000   14,622    8,554    -89.13%            --
December 31, 1986.......   32,000  1,000,000  1,000,000   30,459   24,391    -30.84%      2,337.90%
December 31, 1987.......   48,000  1,000,000  1,000,000   44,065   31,202    -31.02         463.37
December 31, 1988.......   64,000  1,000,000  1,000,000   62,671   49,808    -13.79         214.72
December 31, 1989.......   80,000  1,000,000  1,000,000   72,625   59,762    -12.70         130.87
December 31, 1990.......   96,000  1,000,000  1,000,000   83,995   71,593    -10.59          90.84
December 31, 1991.......  112,000  1,000,000  1,000,000  126,861  115,844      1.03          67.95
December 31, 1992.......  128,000  1,000,000  1,000,000  168,743  159,111      5.70          53.32
December 31, 1993.......  144,000  1,000,000  1,000,000  215,883  207,636      8.38          43.27
December 31, 1994.......  160,000  1,000,000  1,000,000  224,476  217,614      6.30          35.98
December 31, 1995.......  176,000  1,000,000  1,000,000  283,070  277,626      8.35          30.49
December 31, 1996.......  192,000  1,000,000  1,000,000  333,670  329,711      8.98          26.21
December 31, 1997.......  208,000  1,000,000  1,000,000  403,545  401,070      9.93          22.81

ASSET MANAGER SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1989.......   16,000  1,000,000  1,000,000   13,914    7,846    -89.38%            --
December 31, 1990.......   32,000  1,000,000  1,000,000   28,254   22,186    -38.32       2,130.09%
December 31, 1991.......   48,000  1,000,000  1,000,000   48,561   35,698    -21.27         447.21
December 31, 1992.......   64,000  1,000,000  1,000,000   67,997   55,134     -8.10         210.30
December 31, 1993.......   80,000  1,000,000  1,000,000   96,401   83,538      1.87         128.98
December 31, 1994.......   96,000  1,000,000  1,000,000  102,550   90,149     -2.23          89.83
December 31, 1995.......  112,000  1,000,000  1,000,000  133,928  122,912      2.79          67.33
December 31, 1996.......  128,000  1,000,000  1,000,000  166,813  157,182      5.33          52.92
December 31, 1997.......  144,000  1,000,000  1,000,000  213,658  205,411      8.07          42.98

--------

* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below is a comparison of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

  The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. These trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

  Over the 53 20-year time periods beginning in 1926 and ending in 1997 (i.e., 1926-1945, 1927-1946, and so on through 1978-1997):

  -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 50 of the 53 periods.

  -- The average annual return of common stocks surpassed that of U.S.
     Treasury bills in each of the 53 periods.

  -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 53 periods.

  Over the 43 30-year time periods beginning in 1926 and ending in 1997, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 43 periods.

  From 1926 through 1997 the average annual return for common stocks was 11.0%, compared to 5.7% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
--------

* Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                             ---------------------

                   SUMMARY: HISTORIC S&P STOCK INDEX RESULTS
                         FOR SPECIFIC HOLDING PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 1997.

  The chart shows that, historically, the longer that a portfolio matching the S&P 500 Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

  The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one fund. Rather it shows the historic performance of a broad index of stocks.

                             ---------------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                         GREATER
                                                    5.01-  10.01- 15.01-  THAN
   HOLDING                         NEGATIVE 0-5.00% 10.00% 15.00% 20.00% 20.00%
   PERIOD                           RETURN  RETURN  RETURN RETURN RETURN RETURN
   -------                         -------- ------- ------ ------ ------ -------
    1 year........................    28%       4%    11%     7%    11%     39%
    5 years.......................    10%      15%    15%    31%    19%     10%
   10 years.......................     3%      10%    34%    24%    27%      2%
   20 years.......................     0%       6%    32%    55%     7%      0%

--------

Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                             DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

                                  APPENDIX D

                      USES OF SURVIVORSHIP LIFE INSURANCE

  The following are examples of ways in which the Policy can be used to address certain personal, estate and business planning objectives.

ESTATE TAX PAYMENT

  Federal estate taxes may be deferred for a married couple until the second death. At that time, the estate tax liability may exceed 50% of a family's estate. Survivorship life is especially suited to fund for this liability at the second death.

EDUCATION AND SUPPORT OF CHILDREN

  Often, parents will have sufficient insurance to provide for children if either of the parents dies. However, few have sufficient insurance to provide for children in the event both parents die while the children are in need of education and support. Survivorship life can provide protection against the extraordinary expenses that arise if both parents die while the children are dependent.

CHARITABLE GIVING

  Life insurance can be used to facilitate charitable giving, and survivorship life is especially well suited for this purpose. Assets left to charity at death can be deductible from a decedent's taxable estate. An individual may be reluctant to give assets to charity if a surviving spouse may need those assets for support or if the individual may want the children to receive the value of those assets. Survivorship life can enable a client to defer the charitable gift until the spouse dies. At the spouse's death, assets that otherwise would be subject to estate tax can pass to charity. The children can be provided for using survivorship life, which provides for payment of death benefit proceeds directly to the children at the same time that the assets in the spouse's estate pass to charity. Children can receive those life insurance proceeds free of income and estate taxes.

GIFTS TO GRANDCHILDREN

  Grandparents can provide substantial gifts to grandchildren using survivorship life. For very large estates, survivorship life can take advantage of exceptions to the generation skipping tax to maximize the gifts grandchildren will receive.

BUSINESS USES

  Survivorship life can be used in business planning to provide benefits or funding for replacement of key people, for buy-sell agreements and the like. The policy can cover two owners, a parent and child active in the business, two related or unrelated key executives, an executive and the executive's spouse, etc. The policy can be used to accumulate cash to help fund a living buyout under a buy-sell agreement or a deferred compensation plan for executives or for directors.

  Because the Policy provides a death benefit and for the accumulation of cash value, the Policy can be used for various individual and business planning purposes. Purchasing the Policy in part for such purposes entails certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if sufficient premiums are not paid or cash values maintained, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which the Policy was purchased. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                  APPENDIX E

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS

                                         CASH-VALUE   NON-
                                            LIFE    QUALIFIED         QUALIFIED
                                         INSURANCE  ANNUITIES  IRA'S   PENSION
                                         ---------- --------- ------- ---------
   Annual Contribution Limits               No       No       Yes      Yes
   Income Eligibility Limits                No       No       Yes**    No
   Borrowing Treated as Distributions       No*      Yes      Loans    Yes,
                                                              not      beyond
                                                              allowed  $50,000
   Income Ordering Rules (Income in-        No*      Yes      Yes      Yes
    cluded in First Distribution)
   Early Withdrawal Penalties               No*      Yes***   Yes***   Yes***
   Minimum Distribution Rules by Age 70     No       No       Yes      Yes
    1/2
   Maximum Annual Distribution Rules        No       No       Yes      Yes
   Anti-discrimination Rules                No       No       No       Yes

--------
Department of the Treasury                                           March 1990
 Office of Tax Analysis
  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

  The foregoing information is not intended as tax advice. You should consult with your own tax advisor for more complete information.

                                  APPENDIX F

                      ENHANCED DEATH BENEFIT LIMITATIONS

  As noted under "Policy Values and Benefits" in the Prospectus, the enhancement factor that applies to the Option A and B death benefits is subject to certain limits in order to contain cost of insurance charges against the Policy. The maximum death benefit under Option A is the lesser of
(i) the percent of the cash value at the age of the younger insured at the start of the Policy year as shown in Table II below and (ii) the cash value of the Policy times: the face amount divided by the Tabular Cash Value of the Policy at the start of the Policy month. The maximum death benefit under Option B is the lesser of (i) the percent of the cash value at the age of the younger insured at the start of the Policy year as shown in Table II below and
(ii) the cash value of the Policy times: the sum of the face amount plus the Tabular Cash Value, divided by the Tabular Cash Value.

  In no event will the death benefit be less than the amount required to satisfy tax law requirements.

  The Tabular Cash Value at the start of each Policy month assumes: the Guaranteed Death Benefit 1 Premium, as shown in the Policy, is paid on the first day of each Policy year; maximum charges are charged; and the Actual Investment Return is equivalent to an annual rate of 4% in all policy years.

                             ---------------------

                                   TABLE II

        AGE                 PERCENT                          AGE                          PERCENT
        ---                 -------                          ---                          -------
   20 through 40            362.50                           63                           179.80
        41                  352.35                           64                           176.90
        42                  342.20                           65                           174.00
        43                  332.05                           66                           172.55
        44                  321.90                           67                           171.10
        45                  311.75                           68                           169.65
        46                  303.05                           69                           168.20
        47                  294.35                           70                           166.75
        48                  285.65                           71                           163.85
        49                  276.95                           72                           160.95
        50                  268.25                           73                           158.05
        51                  258.10                           74                           155.15
        52                  247.95                      75 through 90                     152.25
        53                  237.80                           91                           150.80
        54                  227.65                           92                           144.20
        55                  217.50                           93                           137.70
        56                  211.70                           94                           131.30
        57                  205.90                           95                           126.25
        58                  200.10                           96                           121.20
        59                  194.30                           97                           116.15
        60                  188.50                           98                           111.10
        61                  185.60                           99                           106.05
        62                  182.70                           100                          100.00

                NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                        REPORT OF INDEPENDENT AUDITORS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (formerly New England Variable Life Insurance Company) as of December 31, 1997, and the related statements of operations and changes in net assets for the two years then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of operations and changes in net assets of New England Variable Life Separate Account for the year ended December 31, 1995 were audited by other auditors whose report, dated February 6, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1997, and the results of their operations and the changes in their net assets for the two years then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Separate Account of New England Variable Life Insurance Company:

We have audited the statements of operations and changes in net assets of New England Variable Life Separate Account, comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account for the year ended December 31, 1995, and also comprised of the Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, and Venture Value Sub-Account for the period May 1, 1995 (commencement of operations) through December 31, 1995, of New England Variable Life Insurance Company. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and changes in net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operations and changes in net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations and changes in net assets. We believe that our audit of the statements of operations and changes in net assets provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company for each of the aforementioned periods ending December 31, 1995, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 6, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                                            NEW ENGLAND ZENITH FUND
                                            ----------------------------------------------------------------------------------------
                                                                                                                           GROWTH
                                              CAPITAL       BOND        MONEY         STOCK                    AVANTI        AND
                                              GROWTH       INCOME       MARKET        INDEX      MANAGED       GROWTH      INCOME
                                            SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                                            -----------  -----------  -----------  -----------  ----------- ------------ -----------
ASSETS
 Investments in New England Zenith Fund,
  Variable Insurance Products Fund, and
  Variable Insurance Products Fund II at
  value (Note 2)............................. $761,342,931 $46,779,684 $36,990,546 $66,002,486  $42,839,748  $35,698,565 $36,701,292
                      SHARES        COST
                     --------- --------------
 Capital Growth
  Series............ 1,905,310 $  669,976,568
 Back Bay Advisors
  Bond Income
  Series............   431,109     45,887,625
 Back Bay Advisors
  Money Market
  Series............   369,905     36,990,546
 Westpeak Stock
  Index Series......   423,745     46,113,427
 Back Bay Advisors
  Managed Series....   225,651     33,392,311
 Loomis Sayles
  Avanti Growth
  Series............   209,265     28,734,184
 Westpeak Growth
  and Income
  Series............   203,930     29,842,628
 Loomis Sayles
  Small Cap Series..   347,003     49,723,722
 Salomon Brothers
  U.S. Government
  Series............    15,715        176,828
 Loomis Sayles
  Balanced Series...   547,678      7,495,878
 Alger Equity
  Growth Series..... 2,783,337     43,651,128
 Morgan Stanley
  International
  Magnum Equity
  Series............   773,563      8,555,901
 Davis Venture
  Value Series...... 2,875,094     49,085,168
 Salomon Brothers
  Bond
  Opportunities
  Series............    52,710        635,304
 VIP Equity-Income
  Portfolio......... 5,116,958     91,540,584
 VIP Overseas
  Portfolio......... 4,049,703     66,617,006
 VIP High Income
  Portfolio.........   622,056      7,482,998
 VIP II Asset
  Manager
  Portfolio.........   350,236      5,336,650
                               --------------
    Total...........           $1,221,238,456
                               ==============
 Amount due and accrued (payable) from
  policy-related transactions, net...........      101,231     159,544     897,289     107,549       48,961       (8,730)      9,824
 Dividends receivable........................           --          --     165,664          --           --           --          --
                                              ------------ ----------- ----------- -----------  -----------  ----------- -----------
    Total Assets.............................  761,444,162  46,939,228  38,053,499  66,110,035   42,888,709   35,689,835  36,711,116
LIABILITIES
 Due New England Life Insurance Company......   69,802,554   5,423,528   4,948,075   8,559,199    4,348,325    4,623,232   4,943,446
                                              ------------ ----------- ----------- -----------  -----------  ----------- -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................... $691,641,608 $41,515,700 $33,105,424 $57,550,836  $38,540,384  $31,066,603 $31,767,670
                                              ============ =========== =========== ===========  ===========  =========== ===========

                       See Notes to Financial Statements

                                                                                                   VARIABLE INSURANCE
                                                                                                     PRODUCTS FUND
----------------------------------------------------------------------------------------- ------------------------------------
   SMALL        U.S.                   EQUITY     INTERNATIONAL   VENTURE       BOND        EQUITY-                   HIGH
    CAP      GOVERNMENT   BALANCED     GROWTH        EQUITY        VALUE    OPPORTUNITIES    INCOME     OVERSEAS     INCOME
SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
-----------  ----------- ----------- -----------  ------------- ----------- ------------- ------------ ----------- -----------
$55,145,780   $174,912   $8,138,490  $49,042,395   $8,400,895   $59,801,951   $633,048    $124,239,747 $77,754,305 $8,447,518
    140,958     (1,259)       1,139      (20,153)     (30,340)      168,093       (525)        127,430      31,232     10,331
    --           --          --          --            --           --           --            --          --          --
-----------   --------   ----------  -----------   ----------   -----------   --------    ------------ ----------- ----------
 55,286,738    173,653    8,139,629   49,022,242    8,370,555    59,970,044    632,523     124,367,177  77,785,537  8,457,849
  7,776,303     12,470    1,264,381    7,085,182    1,237,518     8,553,311     44,786      17,035,856   9,960,217  1,277,576
-----------   --------   ----------  -----------   ----------   -----------   --------    ------------ ----------- ----------
$47,510,435   $161,183   $6,875,248  $41,937,060   $7,133,037   $51,416,733   $587,737    $107,331,321 $67,825,320 $7,180,273
===========   ========   ==========  ===========   ==========   ===========   ========    ============ =========== ==========


  VARIABLE
  INSURANCE
  PRODUCTS
   FUND II
----------------------------
    ASSET
   MANAGER
 SUB-ACCOUNT      TOTAL
------------- --------------
 $6,307,747   $1,424,442,040
     (2,214)       1,740,360
     --              165,664
------------- --------------
  6,305,533    1,426,348,064
    856,655      157,752,614
------------- --------------
 $5,448,878   $1,268,595,450
============= ==============

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                                                       NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND        MONEY       STOCK                  AVANTI        AND
                             GROWTH       INCOME      MARKET       INDEX      MANAGED     GROWTH      INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                          ------------  ----------- ----------- ----------- ----------- ----------- -----------
INCOME
Dividends...............  $184,229,729  $3,419,409  $1,852,865  $ 1,082,727 $5,025,764  $2,781,138  $3,928,553
EXPENSE
Mortality and expense
 risk charge (Note 3)...     4,170,905     253,374     241,048      333,771    229,423     207,451     190,264
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
Net investment income...   180,058,824   3,166,035   1,611,817      748,956  4,796,341   2,573,687   3,738,289
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of year......   138,009,405      40,519      --        7,633,013  6,137,629   4,823,316   3,107,090
 End of year............    91,366,363     892,059      --       19,889,059  9,447,437   6,964,381   6,858,664
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
Net change in unrealized
 appreciation
 (depreciation).........   (46,643,042)    851,540      --       12,256,046  3,309,808   2,141,065   3,751,574
Net realized gain on
 investments............     1,699,829      15,488      --           35,165    242,079      87,159      17,721
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
Net realized and
 unrealized gain (loss)
 on investments.........   (44,943,213)    867,028      --       12,291,211  3,551,887   2,228,224   3,769,295
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $135,115,611  $4,033,063  $1,611,817  $13,040,167 $8,348,228  $4,801,911  $7,507,584
                          ============  ==========  ==========  =========== ==========  ==========  ==========


                       See Notes to Financial Statements

                                                                                                  VARIABLE INSURANCE
                                                                                                     PRODUCTS FUND
 ---------------------------------------------------------------------------------------- -----------------------------------
    SMALL        U.S.                   EQUITY    INTERNATIONAL   VENTURE       BOND        EQUITY-                  HIGH
     CAP      GOVERNMENT   BALANCED     GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS     INCOME
 SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
 -----------  ----------- ----------- ----------- ------------- ----------- ------------- ----------- ----------- -----------
 $6,279,206     $ 9,089    $438,430   $4,721,050    $ 209,389   $ 1,822,395    $43,914    $ 8,872,794 $ 5,434,055  $393,295
    275,141       2,290      50,941      265,599       51,702       276,055      9,400        676,059     447,597    41,502
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
  6,004,065       6,799     387,489    4,455,451      157,687     1,546,340     34,514      8,196,735   4,986,458   351,793
  3,059,565        (819)    236,625    2,084,389      136,191     2,398,023     (1,153)    16,409,989   9,502,216   362,600
  5,422,058      (1,916)    642,612    5,391,267     (155,006)   10,716,783     (2,256)    32,699,163  11,137,299   964,520
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
  2,362,493      (1,097)    405,987    3,306,878     (291,197)    8,318,760     (1,103)    16,289,174   1,635,083   601,920
     20,956           1      55,231       75,802        8,303        21,718        201        126,489      67,905    12,234
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
  2,383,449      (1,096)    461,218    3,382,680     (282,894)    8,340,478       (902)    16,415,663   1,702,988   614,154
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
 $8,387,514     $ 5,703    $848,707   $7,838,131    $(125,207)  $ 9,886,818    $33,612    $24,612,398 $ 6,689,446  $965,947
 ==========     =======    ========   ==========    =========   ===========    =======    =========== ===========  ========
  VARIABLE
  INSURANCE
  PRODUCTS
   FUND II
-------------------------
    ASSET
   MANAGER
 SUB-ACCOUNT    TOTAL
 ----------- ------------
  $528,401   $231,072,203
    33,135      7,755,657
 ----------- ------------
   495,266    223,316,546
   547,647    194,486,245
   971,097    203,203,584
 ----------- ------------
   423,450      8,717,339
     5,368      2,491,649
 ----------- ------------
   428,818     11,208,988
 ----------- ------------
  $924,084   $234,525,534
 =========== ============

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                 NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------
                            CAPITAL      BOND       MONEY      STOCK                 AVANTI   GROWTH AND
                            GROWTH      INCOME      MARKET     INDEX     MANAGED     GROWTH     INCOME
                             SUB-        SUB-        SUB-       SUB-       SUB-       SUB-       SUB-
                            ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
INCOME
Dividends...............  $32,991,113 $2,579,133  $1,306,712 $  841,454 $2,942,415 $1,494,679 $1,804,344
EXPENSE
Mortality and expense
 risk charge (Note 3)...    2,981,244    192,456     160,903    168,590    158,607    137,775    100,738
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
Net investment income
 (loss).................   30,009,869  2,386,677   1,145,809    672,864  2,783,808  1,356,904  1,703,606
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of year......   71,963,590    997,195      --      2,853,587  5,216,548  2,881,100  2,105,777
 End of year............  138,009,405     40,519      --      7,633,013  6,137,629  4,823,316  3,107,090
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
Net change in unrealized
 appreciation
 (depreciation).........   66,045,815   (956,676)     --      4,779,426    921,081  1,942,216  1,001,313
Net realized gain (loss)
 on investments.........      985,421        299      --          1,808     69,775     27,429     18,964
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
Net realized and
 unrealized gain (loss)
 on investments.........   67,031,236   (956,377)     --      4,781,234    990,856  1,969,645  1,020,277
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $97,041,105 $1,430,300  $1,145,809 $5,454,098 $3,774,664 $3,326,549 $2,723,883
                          =========== ==========  ========== ========== ========== ========== ==========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements

                                                                                                                  VARIABLE
                                                                                                                  INSURANCE
                                                                                         VARIABLE INSURANCE       PRODUCTS
                                                                                           PRODUCTS FUND           FUND II
---------------------------------------------------------------------------------- ------------------------------ ---------
  SMALL        U.S.               EQUITY    INTERNATIONAL  VENTURE       BOND       EQUITY-                HIGH
   CAP      GOVERNMENT BALANCED   GROWTH       EQUITY       VALUE    OPPORTUNITIES   INCOME    OVERSEAS   INCOME    ASSET
   SUB-        SUB-      SUB-      SUB-         SUB-         SUB-        SUB-         SUB-       SUB-      SUB-    MANAGER
 ACCOUNT     ACCOUNT*  ACCOUNT   ACCOUNT       ACCOUNT     ACCOUNT     ACCOUNT*     ACCOUNT    ACCOUNT   ACCOUNT    SUB-
----------  ---------- -------- ----------  ------------- ---------- ------------- ---------- ---------- -------- ---------
$1,624,708    $ 702    $104,939 $   44,863    $ 71,347    $  444,012    $1,218     $2,662,990 $1,164,550 $199,463 $174,907
    90,146       28      11,713    104,685      19,385        64,656        40        428,473    325,346   19,551   20,483
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
 1,534,562      674      93,226    (59,822)     51,962       379,356     1,178      2,234,517    839,204  179,912  154,424
   768,552      --        3,769     65,901      24,089       171,931      --        9,642,454  4,022,725  167,043  269,255
 3,059,565     (819)    236,625  2,084,389     136,191     2,398,023    (1,153)    16,409,989  9,502,216  362,600  547,647
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
 2,291,013     (819)    232,856  2,018,488     112,102     2,226,092    (1,153)     6,767,535  5,479,491  195,557  278,392
    31,570      --        2,318     11,723         159         4,907      --           27,750     44,049    1,942    4,122
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
 2,322,583     (819)    235,174  2,030,211     112,261     2,230,999    (1,153)     6,795,285  5,523,540  197,499  282,514
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
$3,857,145    $(145)   $328,400 $1,970,389    $164,223    $2,610,355    $   25     $9,029,802 $6,362,744 $377,411 $436,938
==========    =====    ======== ==========    ========    ==========    ======     ========== ========== ======== ========
 ------------


    TOTAL
 ------------
 $ 50,453,549
    4,984,819
 ------------
   45,468,730
  101,153,516
  194,486,245
 ------------
   93,332,729
    1,232,236
 ------------
   94,564,965
 ------------
 $140,033,695
 ============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                                 NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------
                                                                                                  GROWTH
                            CAPITAL       BOND       MONEY      STOCK                  AVANTI      AND
                             GROWTH      INCOME      MARKET     INDEX      MANAGED     GROWTH     INCOME
                              SUB-        SUB-        SUB-       SUB-        SUB-       SUB-       SUB-
                            ACCOUNT     ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
INCOME
Dividends...............  $ 58,318,276 $1,844,411  $1,109,838 $  627,118  $1,061,289 $  535,217 $  606,696
EXPENSE
Mortality and expense
 risk charge (Note 3)...     2,173,846    143,873     112,033     95,240     113,501     77,636     52,633
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
Net investment income...    56,144,430  1,700,538     997,805    531,878     947,788    457,581    554,063
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of year......     9,892,073 (2,028,893)     --     (1,645,744)    703,242    205,680      1,918
 End of year............    71,963,590    997,195      --      2,853,587   5,216,548  2,881,100  2,105,777
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
Net change in unrealized
 appreciation
 (depreciation).........    62,071,517  3,026,088      --      4,499,331   4,513,306  2,675,420  2,103,859
Net realized gain (loss)
 on investments.........     1,613,390      7,382      --          7,637      42,457     21,233      9,493
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
Net realized and
 unrealized gain on
 investments............    63,684,907  3,033,470      --      4,506,968   4,555,763  2,696,653  2,113,352
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS.............  $119,829,337 $4,734,008  $  997,805 $5,038,846  $5,503,551 $3,154,234 $2,667,415
                          ============ ==========  ========== ==========  ========== ========== ==========

* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                     VARIABLE
                                                                                     INSURANCE
                                                           VARIABLE INSURANCE        PRODUCTS
                                                             PRODUCTS  FUND           FUND II
---------------------------------------------------- ------------------------------- ---------  ------------
  SMALL               EQUITY  INTERNATIONAL VENTURE    EQUITY                 HIGH     ASSET
   CAP      BALANCED  GROWTH     EQUITY      VALUE     INCOME     OVERSEAS   INCOME   MANAGER
   SUB-       SUB-     SUB-       SUB-        SUB-      SUB-        SUB-      SUB-     SUB-
 ACCOUNT    ACCOUNT* ACCOUNT*   ACCOUNT*    ACCOUNT*   ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT      TOTAL
----------  -------- -------- ------------- -------- ----------- ---------- -------- ---------  ------------
  $365,015  $17,538  $195,436    $12,460    $ 86,716 $ 2,284,557 $  282,520 $  8,412 $ 11,896   $ 67,367,395
    24,746      743    11,686      2,165       7,251     233,864    240,253    6,639    9,537      3,305,646
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   340,269   16,795   183,750     10,295      79,465   2,050,693     42,267    1,773    2,359     64,061,749
     4,662     --       --         --          --        149,659    260,895      213   (1,503)     7,542,202
   768,552    3,769    65,901     24,089     171,931   9,642,454  4,022,725  167,043  269,255    101,153,516
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   763,890    3,769    65,901     24,089     171,931   9,492,795  3,761,830  166,830  270,758     93,611,314
     1,325      223       237        (34)        203      61,089     32,279    2,817    4,661      1,804,392
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   765,215    3,992    66,138     24,055     172,134   9,553,884  3,794,109  169,647  275,419     95,415,706
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
$1,105,484  $20,787  $249,888    $34,350    $251,599 $11,604,577 $3,836,376 $171,420 $277,778   $159,477,455
==========  =======  ========    =======    ======== =========== ========== ======== ========   ============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                                                               NEW ENGLAND ZENITH FUND
                  -----------------------------------------------------------------------------------------------------------
                                                                                                       GROWTH
                     CAPITAL        BOND          MONEY         STOCK                     AVANTI         AND         SMALL
                     GROWTH        INCOME        MARKET         INDEX        MANAGED      GROWTH       INCOME         CAP
                      SUB-          SUB-          SUB-           SUB-         SUB-         SUB-         SUB-         SUB-
                     ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment
 income.........  $ 180,058,824  $ 3,166,035  $   1,611,817  $    748,956  $ 4,796,341  $ 2,573,687  $ 3,738,289  $ 6,004,065
Net realized and
 unrealized gain
 (loss) on
 investments....    (44,943,213)     867,028       --          12,291,211    3,551,887    2,228,224    3,769,295    2,383,449
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations....    135,115,611    4,033,063      1,611,817    13,040,167    8,348,228    4,801,911    7,507,584    8,387,514
FROM POLICY-
 RELATED
 TRANSACTIONS
Net premiums
 transferred
 from New
 England Life
 Insurance
 Company
 (Note 4).......    115,563,292    9,916,442    112,790,933    11,030,326    6,066,893    8,052,822    6,483,236   12,931,007
Net transfers
 (to) from other
 sub-accounts...     19,184,703    2,250,884   (100,492,346)   13,670,086    2,168,458      728,467    6,112,407   13,551,252
Net transfers to
 New England
 Life Insurance
 Company........   (103,221,618)  (7,435,545)   (10,617,259)  (11,516,905)  (6,628,199)  (5,007,957)  (5,507,253) (8,882,069)
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
Net Increase in
 net assets
 resulting from
 policy related
 transactions...     31,526,377    4,731,781      1,681,328    13,183,507    1,607,152    3,773,332    7,088,390   17,600,190
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
Net increase in
 net assets.....    166,641,988    8,764,844      3,293,145    26,223,674    9,955,380    8,575,243   14,595,974   25,987,704
NET ASSETS, AT
 BEGINNING OF
 THE YEAR.......    524,999,620   32,750,856     29,812,279    31,327,162   28,585,004   22,491,360   17,171,696   21,522,731
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT
 END OF THE
 YEAR...........  $ 691,641,608  $41,515,700  $  33,105,424  $ 57,550,836  $38,540,384  $31,066,603  $31,767,670  $47,510,435
                  =============  ===========  =============  ============  ===========  ===========  ===========  ===========


                       See Notes to Financial Statements

                                                                                         VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- --------------------------------------

   U.S.                    EQUITY     INTERNATIONAL   VENTURE         BOND        EQUITY-                     HIGH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME      OVERSEAS      INCOME
   SUB-        SUB-         SUB-          SUB-          SUB-          SUB-          SUB-         SUB-         SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
----------  -----------  -----------  ------------- ------------  ------------- ------------  -----------  -----------
 $  6,799   $   387,489  $ 4,455,451   $   157,687  $  1,546,340    $ 34,514    $  8,196,735  $ 4,986,458  $   351,793
   (1,096)      461,218    3,382,680      (282,894)    8,340,478        (902)     16,415,663    1,702,988      614,154
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
    5,703       848,707    7,838,131      (125,207)    9,886,818      33,612      24,612,398    6,689,446      965,947
    --        2,146,406   14,606,449     3,056,999    13,157,429       --         23,866,781   17,551,475    2,042,291
  118,925     2,461,028    6,194,266     1,537,466    22,596,463     563,357       5,377,892    1,724,137    1,829,771
   (9,482)   (1,814,302)  (8,772,068)   (1,574,196)  (10,885,947)    (36,000)    (18,885,322)  (9,549,079)  (1,756,377)
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  109,443     2,793,132   12,028,647     3,020,269    24,867,945     527,357      10,359,351    9,726,533    2,115,685
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  115,146     3,641,839   19,866,778     2,895,062    34,754,763     560,969      34,971,749   16,415,979    3,081,632
   46,037     3,233,409   22,070,282     4,237,975    16,661,970      26,768      72,359,572   51,409,341    4,098,641
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
 $161,183   $ 6,875,248  $41,937,060   $ 7,133,037  $ 51,416,733    $587,737    $107,331,321  $67,825,320  $ 7,180,273
 ========   ===========  ===========   ===========  ============    ========    ============  ===========  ===========
  VARIABLE
 INSURANCE
  PRODUCTS
  FUND II
----------------------------

   ASSET
  MANAGER
    SUB-
  ACCOUNT        TOTAL
 ----------- ---------------
 $  495,266  $  223,316,546
    428,818      11,208,988
 ----------- ---------------
    924,084     234,525,534
  1,403,144     360,665,925
    422,784        --
   (881,229)   (212,980,807)
 ----------- ---------------
    944,699     147,685,118
 ----------- ---------------
  1,868,783     382,210,652
  3,580,095     886,384,798
 ----------- ---------------
 $5,448,878  $1,268,595,450
 =========== ===============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                        NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------------
                                                                                                            GROWTH
                            CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment income
 (loss).................  $ 30,009,869  $ 2,386,677   $ 1,145,809  $   672,864  $ 2,783,808  $ 1,356,904  $ 1,703,606
Net realized and
 unrealized gain (loss)
 on investments.........    67,031,236     (956,377)      --         4,781,234      990,856    1,969,645    1,020,277
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net Increase (decrease)
  in net assets
  resulting from
  operations............    97,041,105    1,430,300     1,145,809    5,454,098    3,774,664    3,326,549    2,723,883
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England Life
 Insurance Company (Note
 4).....................   111,194,198    8,517,031    79,806,482    6,566,717    5,631,293    7,140,375    5,201,936
Net transfers (to) from
 other sub-accounts.....    (1,541,352)   1,894,963   (61,482,739)   5,875,439    1,412,522    2,859,556    2,274,270
Net transfers to New
 England Life Insurance
 Company................   (76,528,987)  (5,770,575)   (9,089,129)  (5,144,242)  (4,232,475)  (5,172,577)  (3,338,671)
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net Increase in net
 assets resulting from
 policy related
 transactions...........    33,123,859    4,641,419     9,234,614    7,297,914    2,811,340    4,827,354    4,137,335
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets.................   130,164,964    6,071,719    10,380,423   12,752,012    6,586,004    8,153,903    6,861,218
NET ASSETS, AT BEGINNING
 OF THE YEAR............   394,834,656   26,679,137    19,431,856   18,575,150   21,999,000   14,337,457   10,310,478
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE YEAR...............  $524,999,620  $32,750,856  $ 29,812,279  $31,327,162  $28,585,004  $22,491,360  $17,171,696
                          ============  ===========  ============  ===========  ===========  ===========  ===========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements

--------------------------------------------------------------------------------------------
                                         EQUITY
   SMALL         U.S.                    GROWTH     INTERNATIONAL   VENTURE        BOND
    CAP       GOVERNMENT   BALANCED       SUB-         EQUITY        VALUE     OPPORTUNITIES
SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT    ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT*
-----------  ------------ -----------  -----------  ------------- -----------  -------------
$ 1,534,562    $   674    $   93,226   $   (59,822)  $    51,962  $   379,356     $ 1,178
  2,322,583       (819)      235,174     2,030,211       112,261    2,230,999      (1,153)
-----------    -------    ----------   -----------   -----------  -----------     -------
  3,857,145       (145)      328,400     1,970,389       164,223    2,610,355          25
  5,440,860       --         811,932     9,286,073     1,454,605    4,876,053       --
 10,060,122     46,951     2,383,695    11,496,667     2,908,047    9,510,686      27,190
 (4,380,392)      (769)     (708,829)   (6,395,345)   (1,242,748)  (3,721,564)       (447)
-----------    -------    ----------   -----------   -----------  -----------     -------
 11,120,590     46,182     2,486,798    14,387,395     3,119,904   10,665,175      26,743
-----------    -------    ----------   -----------   -----------  -----------     -------
 14,977,735     46,037     2,815,198    16,357,784     3,284,127   13,275,530      26,768
  6,544,996       --         418,211     5,712,498       953,848    3,386,440       --
-----------    -------    ----------   -----------   -----------  -----------     -------
$21,522,731    $46,037    $3,233,409   $22,070,282   $ 4,237,975  $16,661,970     $26,768
===========    =======    ==========   ===========   ===========  ===========     =======
                                          VARIABLE
                                          INSURANCE
          VARIABLE INSURANCE              PRODUCTS
            PRODUCTS FUND                  FUND II
 --------------------------------------- ---------------------------
   EQUITY-                     HIGH         ASSET
   INCOME       OVERSEAS      INCOME       MANAGER
 SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
 ------------ ------------- ------------ ------------ --------------
 $ 2,234,517  $    839,204  $  179,912   $  154,424   $  45,468,730
   6,795,285     5,523,540     197,499      282,514      94,564,965
 ------------ ------------- ------------ ------------ --------------
   9,029,802     6,362,744     377,411      436,938     140,033,695
  20,426,731    17,135,189     970,763    1,258,847     285,719,085
   9,029,810     1,051,463   1,631,762      560,948        --
 (13,479,623)  (11,522,274)   (623,788)    (649,631)   (152,002,266)
 ------------ ------------- ------------ ------------ --------------
  15,976,918     6,664,378   1,978,737    1,170,164     133,716,819
 ------------ ------------- ------------ ------------ --------------
  25,006,720    13,027,122   2,356,148    1,607,102     273,750,514
  47,352,852    38,382,219   1,742,493    1,972,993     612,634,284
 ------------ ------------- ------------ ------------ --------------
 $72,359,572  $ 51,409,341  $4,098,641   $3,580,095   $ 886,384,798
 ============ ============= ============ ============ ==============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                                        NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------------
                                                                                                            GROWTH
                            CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING ACTIVI-
 TIES
Net investment income...  $ 56,144,430  $ 1,700,538  $    997,805  $   531,878  $   947,788  $   457,581  $   554,063
Net realized and
 unrealized gain on
 investments............    63,684,907    3,033,470       --         4,506,968    4,555,763    2,696,653    2,113,352
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net Increase in net
  assets resulting from
  operations............   119,829,337    4,734,008       997,805    5,038,846    5,503,551    3,154,234    2,667,415
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England
Life Insurance Company
 (Note 4)...............   100,611,223    7,330,838    40,457,027    4,559,195    4,757,562    5,407,500    3,473,273
Net transfers (to) from
 other sub-accounts.....    (7,820,362)   2,481,090   (32,083,917)   2,734,513      286,111    3,131,998    2,645,617
Net transfers to New
 England Life Insurance
 Company................   (67,280,279)  (4,616,930)   (6,819,802)  (3,436,368)  (3,307,802)  (3,767,486)  (2,568,808)
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net Increase in net
 assets resulting from
 policy related
 transactions...........    25,510,582    5,194,998     1,553,308    3,857,340    1,735,871    4,772,012    3,550,082
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets.................   145,339,919    9,929,006     2,551,113    8,896,186    7,239,422    7,926,246    6,217,497
NET ASSETS, AT BEGINNING
 OF THE YEAR............   249,494,737   16,750,131    16,880,743    9,678,964   14,759,578    6,411,211    4,092,981
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE YEAR...............  $394,834,656  $26,679,137  $ 19,431,856  $18,575,150  $21,999,000  $14,337,457  $10,310,478
                          ============  ===========  ============  ===========  ===========  ===========  ===========

 * For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                                            VARIABLE
                                                                                                            INSURANCE
                                                                            VARIABLE INSURANCE              PRODUCTS
                                                                               PRODUCTS FUND                 FUND II
------------------------------------------------------------------- -------------------------------------   ---------
   SMALL                      EQUITY     INTERNATIONAL   VENTURE      EQUITY-                    HIGH         ASSET
    CAP         BALANCED      GROWTH        EQUITY        VALUE       INCOME      OVERSEAS      INCOME       MANAGER
SUB-ACCOUNT   SUB-ACCOUNT* SUB-ACCOUNT*  SUB-ACCOUNT*  SUB-ACCOUNT* SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
-----------   ------------ ------------  ------------- ------------ -----------  -----------  -----------  -----------
$   340,269     $ 16,795   $   183,750     $  10,295    $   79,465  $ 2,050,693  $    42,267  $    1,773   $    2,359
    765,215        3,992        66,138        24,055       172,134    9,553,884    3,794,109     169,647      275,419
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
  1,105,484       20,787       249,888        34,350       251,599   11,604,577    3,836,376     171,420      277,778
  2,237,626       81,978     1,048,361       241,835       625,044   13,985,879   17,076,602     395,370      696,227
  4,814,141      409,874     5,735,744       948,764     3,228,499   12,483,761   (2,007,296)  1,503,857    1,507,606
 (1,803,085)    (94,428)    (1,321,495)     (271,101)     (718,702)  (9,853,532)  (8,392,295)   (358,576)    (709,312)
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
  5,248,682      397,424     5,462,610       919,498     3,134,841   16,616,108    6,677,011   1,540,651    1,494,521
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
  6,354,166      418,211     5,712,498       953,848     3,386,440   28,220,685   10,513,387   1,712,071    1,772,299
    190,830        --           --            --            --       19,132,167   27,868,832      30,422      200,694
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
$ 6,544,996     $418,211   $ 5,712,498     $ 953,848    $3,386,440  $47,352,852  $38,382,219  $1,742,493   $1,972,993
===========     ========   ===========     =========    ==========  ===========  ===========  ==========   ==========
 --------------


     TOTAL
 --------------
 $  64,061,749
    95,415,706
 --------------
   159,477,455
   202,985,540
      --
  (115,320,001)
 --------------
    87,665,539
 --------------
   247,142,994
   365,491,290
 --------------
 $ 612,634,284
 ==============


                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO"), formerly New England Variable Life Insurance Company ("NEVLICO"), was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI as the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus", "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90%.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc., which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                ADVISER                    SUB-ADVISER
        ------           ------------------ -------------------------------------
Capital Growth           CGM*                                --
Back Bay Advisors Money  TNE Advisers, Inc. Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc. Back Bay Advisors, L.P.*
 Income
Back Bay Advisors        TNE Advisers, Inc. Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index     TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Westpeak Growth and      TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
 Income
Loomis Sayles Avanti     TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Morgan Stanley           TNE Advisers, Inc. Morgan Stanley Asset Management Inc.
 International Magnum
 Equity
Davis Venture Value      TNE Advisers, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth      TNE Advisers, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S.    TNE Advisers, Inc. Salomon Brothers Asset Management Inc
 Government
Salomon Brothers         TNE Advisers, Inc. Salomon Brothers Asset Management Inc
 Strategic Bond
 Opportunities

*  An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and a new Sub-advisory agreement between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. went into effect replacing the prior agreement between TNE Advisers, Inc. and Draycott Partners, Ltd.

On January 28, 1998, the Fund's Board of Trustees approved new advisory and subadvisory agreements (the "New Agreements") relating to the Loomis Sayles Avanti Growth Series between TNE Advisers, Inc. and the Fund on behalf of the Series, and between TNE Advisers, Inc. and Goldman Sachs Asset Management ("Goldman Sachs"), respectively. The New Agreements, which are subject to shareholder approval, are expected to become effective on or about May 1, 1998. Under the New Agreements, Goldman Sachs would become the subadviser of the Series, succeeding Loomis Sayles & Company, L.P., and would become responsible for the day-to-day management of the Series' investment operations under the oversight of TNE Advisers, Inc. Accordingly, the name of the Series would be changed to the "Goldman Sachs Midcap Value Series" at the time the New Agreements take effect. Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1997:

                                                       PURCHASES      SALES
                                                      ------------ ------------
   Capital Growth Series                              $190,848,855 $152,123,058
   Back Bay Advisors Money Market Series               165,843,613  162,797,235
   Back Bay Advisors Bond Income Series                 19,577,841   13,951,014
   Back Bay Advisors Managed Series                     12,248,935    9,123,459
   Westpeak Stock Index Series                          31,190,566   13,926,513
   Westpeak Growth and Income Series                    16,870,544    7,986,008
   Loomis Sayles Avanti Growth Series                   14,966,505   10,913,924
   Loomis Sayles Small Cap Series                       35,774,167   14,288,925
   Loomis Sayles Balanced Series                         6,944,300    3,461,274
   Morgan Stanley International Magnum Equity Series     7,071,617    3,577,480
   Davis Venture Value Series                           41,982,387   11,519,957
   Alger Equity Growth Series                           27,712,451   13,170,766
   Salomon Brothers U.S. Government Series                 315,478      195,450
   Salomon Brothers Strategic Bond Opportunities
    Series                                                 711,406      148,625
   VIP Equity-Income Portfolio                          43,541,020   28,601,305
   VIP Overseas Portfolio                               33,752,160   24,396,016
   VIP High Income Portfolio                             5,573,049    2,765,596
   VIP II Asset Manager Portfolio                        3,323,050    2,105,248

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the sub-account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.11%)  30.30%   (3.82%)  53.45%   (6.38%)  14.57%   (7.39%)  37.55%   20.65%   23.05%
Bond Income.............   7.99%   11.91%    7.71%   17.55%    7.80%   12.22%   (3.70%)  20.78%    4.24%   10.50%
Money Market............   7.14%    8.87%    7.81%    5.84%    3.43%    2.61%    3.61%    5.33%    4.76%    4.97%
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.93%   29.70%   (4.48%)  29.98%    6.92%    9.34%    0.76%   36.44%   22.04%   32.03%
Managed.................   9.10%   18.67%    2.85%   19.75%    6.33%   10.26%   (1.46%)  30.81%   14.62%   26.12%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------

Avanti Growth........................................................  14.47%   (0.62%)  29.90%   17.20%   16.91%
Growth and Income....................................................  13.97%   (1.55%)  35.99%   17.68%   33.01%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   9.29%    6.69%   34.62%   13.88%   27.66%
Overseas.............................................................  14.57%    1.37%    9.30%   12.82%   11.17%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------

Small Cap.....................................................................  (3.45%)  28.40%   30.22%   24.42%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------

High Income...................................................................  (0.58%)  20.18%   13.63%   17.26%
Asset Manager.................................................................  (4.41%)  16.55%   14.20%   20.23%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------

Equity Growth..........................................................................  24.84%   12.78%   25.19%
Balanced...............................................................................  13.75%   16.50%   15.77%
International Equity...................................................................   3.85%    6.30%   (1.64%)
Venture Value..........................................................................  21.64%   25.40%   33.03%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.20%)  30.17%   (3.91%)  53.29%   (6.47%)  14.46%   (7.38%)  37.41%   20.53%   22.92%
Bond Income.............   7.88%   11.79%    7.60%   17.43%    7.69%   12.10%   (3.80%)  20.66%    4.14%   10.39%
Money Market............   7.03%    8.77%    7.71%    5.74%    3.33%    2.51%    3.35%    5.23%    4.65%    4.87%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.82%   29.57%   (4.58%)  29.85%    6.81%    9.23%    0.66%   36.30%   21.91%   31.90%
Managed.................   8.99%   18.55%    2.75%   19.63%    6.22%   10.15%   (1.56%)  30.67%   14.51%   25.99%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.39%   (0.72%)  29.77%   17.08%   16.80%
Growth and Income....................................................  13.90%   (1.65%)  35.85%   17.56%   32.87%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity Income........................................................   9.22%    6.59%   34.49%   13.77%   27.53%
Overseas.............................................................  14.49%    1.27%    9.19%   12.70%   11.05%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.52%)  28.27%   30.09%   24.29%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.61%)  20.06%   13.52%   17.14%
Asset Manager.................................................................  (4.45%)  16.43%   14.09%   20.11%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.76%   12.66%   25.06%
Balanced...............................................................................  13.67%   16.39%   15.66%
International Equity...................................................................   3.79%    6.19%   (1.74%)
Venture Value..........................................................................  21.56%   25.27%   32.90%

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND
LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.34%)  29.98%   (4.06%)  53.06%   (6.61%)  14.28%   (7.62%)  37.21%   20.34%   22.74%
Bond Income.............   7.72%   11.63%    7.44%   17.25%    7.53%   11.94%   (3.94%)  20.47%    3.98%   10.23%
Money Market............   6.87%    8.60%    7.54%    5.58%    3.18%    2.36%    3.35%    5.07%    4.50%    4.71%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.65%   29.37%   (4.72%)  29.65%    6.65%    9.07%    0.51%   36.10%   21.73%   31.70%
Managed.................   8.83%   18.37%    2.59%   19.45%    6.06%    9.99%   (1.70%)  30.48%   14.34%   25.81%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.28%   (0.87%)  29.57%   16.90%   16.62%
Growth and Income....................................................  13.78%   (1.80%)  35.65%   17.38%   32.67%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   9.11%    6.43%   34.29%   13.59%   27.34%
Overseas.............................................................  14.38%    1.12%    9.02%   12.53%   10.89%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.61%)  28.08%   29.90%   24.11%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.66%)  19.88%   13.35%   16.96%
Asset Manager.................................................................  (4.49%)  16.26%   13.91%   19.93%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.64%   12.49%   24.88%
Balanced...............................................................................  13.56%   16.21%   15.48%
International Equity...................................................................   3.68%    6.03%   (1.89%)
Venture Value..........................................................................  21.44%   25.08%   32.70%

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.61%)  29.59%   (4.35%)  52.61%   (6.90%)  13.94%   (7.90%)  36.80%   19.98%   22.37%
Bond Income.............   7.40%   11.29%    7.11%   16.90%    7.21%   11.60%   (4.23%)  20.12%    3.67%    9.90%
Money Market............   6.55%    8.28%    7.22%    5.26%    2.87%    2.05%    3.04%    4.75%    4.18%    4.39%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.30%   28.99%   (5.01%)  29.27%    6.33%    8.74%    0.21%   35.69%   21.36%   31.31%
Managed.................   8.50%   18.02%    2.28%   19.10%    5.74%    9.69%   (2.00%)  30.09%   13.99%   25.43%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.05%   (1.16%)  29.19%   16.55%   16.27%
Growth and Income....................................................  13.55%   (2.09%)  35.25%   17.03%   32.28%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   8.89%    6.11%   33.89%   13.25%   26.96%
Overseas.............................................................  14.15%    0.82%    8.70%   12.19%   10.56%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.80%)  27.69%   29.50%   23.73%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.76%)  19.53%   13.00%   16.61%
Asset Manager.................................................................  (4.59%)  15.91%   13.57%   19.57%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.39%   12.15%   24.50%
Balanced...............................................................................  13.33%   15.86%   15.14%
International Equity...................................................................   3.48%    5.71%   (2.18%)
Venture Value..........................................................................  21.20%   24.71%   32.30%

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.47%)  31.88%   (5.73%)  52.83%   (6.75%)  14.11%   (7.76%)  37.00%   20.16%   22.56%
Bond Income.............   7.56%   11.46%    7.28%   17.08%    7.37%   11.77%   (4.08%)  20.29%    3.82%   10.06%
Money Market............   6.71%    8.44%    7.38%    5.42%    3.02%    2.20%    3.20%    4.91%    4.34%    4.55%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.47%   29.18%   (4.86%)  29.46%    6.49%    8.90%    0.36%   35.90%   21.55%   31.51%
Managed.................   8.67%   18.20%    2.44%   19.28%    5.90%    9.82%   (1.85%)  30.28%   14.16%   25.62%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.16%   (1.01%)  29.38%   16.72%   16.45%
Growth and Income....................................................  13.67%   (1.94%)  35.45%   17.21%   32.47%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   9.00%    6.27%   34.09%   13.42%   27.15%
Overseas.............................................................  14.26%    0.97%    8.86%   12.36%   10.72%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.71%)  27.88%   29.70%   23.92%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.71%)  19.71%   13.17%   16.79%
Asset Manager.................................................................  (4.54%)  16.08%   13.74%   19.75%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.51%   12.32%   24.69%
Balanced...............................................................................  13.44%   16.03%   15.31%
International Equity...................................................................   3.58%    5.87%   (2.04%)
Venture Value..........................................................................  21.32%   24.89%   32.50%

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Bond Income.............   8.37%   12.30%    8.09%   17.96%   8.18%    12.61%   (3.36%)  21.20%    4.61%   10.89%
Money Market............   7.52%    9.25%    8.19%    6.21%   3.80%     2.97%    3.97%    5.70%    5.13%    5.34%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  16.34%   30.15%   (4.14%)  30.43%   7.30%     9.72%    1.12%   36.92%   22.47%   32.50%
Managed.................   9.48%   19.08%    3.21%   20.17%   6.70%    10.65%   (1.11%)  31.26%   15.03%   26.56%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.74%   (0.27%)  30.35%   17.61%   17.32%
Growth and Income....................................................  14.24%   (1.21%)  36.47%   18.10%   33.47%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.23%)  28.84%   30.68%   24.85%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  25.13%   13.17%   25.63%
Balanced...............................................................................  14.01%   16.91%   16.18%
International Equity...................................................................   4.01%    6.67%   (1.30%)
Venture Value..........................................................................  21.92%   25.84%   33.50%

                                                                                                 6/28/96- 1/1/97-
SUB-ACCOUNT                                                                                      12/31/96 12/31/97
-----------                                                                                      -------- --------
U.S. Government.................................................................................   4.55%    8.47%
Strategic Bond Opportunities....................................................................   8.46%   11.07%

  The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company (formerly New England Variable Life Insurance Company) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of earnings, equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

In 1996, as discussed in Note 1 to the financial statements, the Company (1) adopted all applicable generally accepted accounting principles as required for mutual life insurance enterprises (or wholly-owned stock life insurance company subsidiaries of mutual life insurance enterprises) by Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies; and (2) reflected the effects of the changes in corporate organizations.

The consolidated statements of earnings, equity, and cash flows for the period ended December 31, 1995 present the combination of the individual financial statements of New England Variable Life Insurance Company and other entities listed in Note 1. Such individual financial statements were audited by other auditors before the applicable effects of the changes described in the paragraph above and their reports on the financial statements of each of the insurance entities listed in Note 1 expressed an adverse opinion as to the conformity with generally accepted accounting principles and an unqualified opinion as to conformity with statutory principles and their reports on the financial statements of each of the other entities expressed an unqualified opinion. We have audited the adjustments that were applied to restate the 1995 financial statements to reflect the effects of the changes for the adoption of generally accepted accounting principles and the changes in corporate organization as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied.

DELOITTE & TOUCHE LLP

February 17, 1998
Boston, Massachusetts

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

DECEMBER 31, 1997 AND 1996 (DOLLARS IN THOUSANDS)

                                                     NOTES    1997       1996
                                                     ----- ---------- ----------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair Value......  2,11  $  734,391 $  524,285
  Held to Maturity, at Amortized Cost..............    2           --     29,666
 Equity Securities.................................  2,11       9,399         --
 Policy Loans......................................   11      104,783     76,263
 Real Estate.......................................             2,757      1,702
 Short-Term Investments............................   11       27,944    156,560
 Other Invested Assets.............................            24,349     12,956
                                                           ---------- ----------
    Total Investments..............................           903,623    801,432
Cash and Cash Equivalents..........................   11       74,148     49,147
Deferred Policy Acquisition Costs..................           565,769    434,637
Accrued Investment Income..........................            18,712     13,713
Premiums and Other Receivables.....................    4       63,036      5,941
Other Assets.......................................            62,326     95,106
Separate Account Assets............................         1,988,225  1,206,959
                                                           ---------- ----------
    TOTAL ASSETS...................................        $3,675,839 $2,606,935
                                                           ========== ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.............................    4   $  500,429 $  464,889
Policyholder Account Balances......................  4,11     240,411    181,594
Other Policyholder Funds...........................   11        8,380      2,071
Policyholder Dividends Payable.....................            14,719      9,018
Short and Long-Term Debt...........................  8,11      85,981     84,057
Income Taxes Payable:                                  5
 Current...........................................             9,102      6,272
 Deferred..........................................            42,066     39,463
Due to Parent......................................           107,337     40,225
Other Liabilities..................................            45,647     21,965
Separate Account Liabilities.......................         1,988,225  1,206,959
                                                           ---------- ----------
    TOTAL LIABILITIES..............................         3,042,297  2,056,513
                                                           ---------- ----------
Commitments and Contingencies (Notes 2, 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding..             2,500      2,500
Contributed Capital................................           545,477    497,946
Retained Earnings..................................            68,218     46,249
Net Unrealized Investment Gains....................    3       17,347      3,727
                                                           ---------- ----------
    TOTAL EQUITY...................................   12      633,542    550,422
                                                           ---------- ----------
TOTAL LIABILITIES AND EQUITY.......................        $3,675,839 $2,606,935
                                                           ========== ==========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF EARNINGS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (DOLLARS IN THOUSANDS)

                                               NOTES   1997     1996     1995
                                               ----- -------- -------- --------
REVENUES
Premiums......................................   4   $ 63,616 $ 37,410 $ 38,566
Universal Life and Investment-Type Product
 Policy Fee Income............................        145,157  101,756   79,371
Net Investment Income.........................   3     61,059   49,628   41,815
Investment Gains (Losses), Net................   3        890    8,822   10,514
Commissions, Fees and Other Income............         28,302   44,930   34,555
                                                     -------- -------- --------
  TOTAL REVENUES..............................        299,024  242,546  204,821
                                                     -------- -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.........................   4    100,180   65,520   55,810
Interest Credited to Policyholder Account
 Balances.....................................          6,220    5,558    2,564
Policyholder Dividends........................         21,325   14,830   13,954
Other Operating Costs and Expenses............  10    144,342  143,886   99,424
                                                     -------- -------- --------
  TOTAL BENEFITS AND OTHER DEDUCTIONS.........        272,067  229,794  171,752
                                                     -------- -------- --------
Earnings from Operations before Income Taxes..         26,957   12,752   33,069
Income Taxes..................................   5      4,988    3,051   12,303
                                                     -------- -------- --------
NET EARNINGS..................................       $ 21,969 $  9,701 $ 20,766
                                                     ======== ======== ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF EQUITY
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS)

                                    COMMON
                                    STOCK &            NET UNREALIZED
                                  CONTRIBUTED RETAINED   INVESTMENT
                                    CAPITAL   EARNINGS GAINS (LOSSES)  TOTAL
                                  ----------- -------- -------------- --------
BALANCES AT DECEMBER 31, 1994....   228,057    15,782         (670)    243,169
Net Earnings.....................              20,766                   20,766
Change in Net Unrealized Invest-
 ment Gains (Losses).............                           27,026      27,026
Contributed Capital..............    63,543                             63,543
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1995....   291,600    36,548       26,356     354,504
Net Earnings.....................               9,701                    9,701
Change in Net Unrealized Invest-
 ment Gains (Losses).............                          (22,629)    (22,629)
Contributed Capital..............   208,846                            208,846
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1996....   500,446    46,249        3,727     550,422
Net Earnings.....................              21,969                   21,969
Change in Net Unrealized Invest-
 ment Gains (Losses).............                           13,620      13,620
Contributed Capital..............    47,531                             47,531
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1997....  $547,977   $68,218     $ 17,347    $633,542
                                   ========   =======     ========    ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS)

                                                  1997       1996       1995
                                                ---------  ---------  ---------
NET CASH USED BY OPERATING ACTIVITIES.........  $(121,838) $ (85,674) $(111,834)
                                                ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
 Available for Sale Fixed Maturities..........    178,003    276,420    538,297
 Held to Maturity Fixed Maturities............         --     10,519        625
 Mortgage Loans on Real Estate................         --      2,210         12
 Other, Net...................................        128         --         --
 Purchases of:
 Available for Sale Fixed Maturities..........   (326,059)  (259,713)  (983,518)
 Real Estate..................................         --       (480)        --
 Fixed Asset Property and Equipment...........       (101)    (3,786)        --
 Other Assets.................................         --    (11,024)       (15)
 Net Change in Short-Term Investments.........    128,616   (135,731)   379,325
 Net Change in Policy Loans...................    (28,520)   (18,052)   (14,243)
 Other, Net...................................        177         67       (114)
                                                ---------  ---------  ---------
NET CASH USED BY INVESTING ACTIVITIES.........    (47,756)  (139,570)   (79,631)
                                                ---------  ---------  ---------
Cash Flows from Financing Activities:
 Common Stock
 Capital Contributions........................     46,681    159,162      9,515
 Borrowed Money...............................     (3,181)        --     25,000
 Policyholder Account Balances
 Deposits.....................................    244,338    482,552    281,762
 Withdrawals..................................    (95,066)  (364,933)  (148,403)
 Financial Reinsurance Receivables............      1,823    (37,519)        --
                                                ---------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES.....    194,595    239,262    167,874
                                                ---------  ---------  ---------
Change in Cash and Cash Equivalents...........     25,001     14,018    (23,591)
Cash and Cash Equivalents, Beginning of Year..     49,147     35,129     58,720
                                                ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR........  $  74,148  $  49,147  $  35,129
                                                =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid................................  $   1,495  $   1,523  $   1,277
                                                =========  =========  =========
 Income Taxes Paid............................  $   5,470  $   4,721  $   6,765
                                                =========  =========  =========
NET EARNINGS..................................     21,969      9,701     20,766
Adjustments to Reconcile Net Earnings to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
  Net.........................................   (140,578)   (68,626)   (45,823)
 Change in Accrued Investment Income..........     (4,999)       909    (11,507)
 Change in Premiums and Other Receivables.....    (57,095)     4,370     (4,073)
 Gains from Sales of Investments, Net.........       (890)   (15,979)   (21,980)
 Depreciation and Amortization Expenses.......     10,085      4,120      5,725
 Interest Credited to Policyholder Account
  Balances....................................      6,220      5,558      2,565
 Universal Life and Investment-Type Product
  Policy Fee Income...........................         --   (101,756)   (79,371)
 Change in Future Policy Benefits.............     35,540     18,202     14,539
 Change in Other Policyholder Funds...........      6,309       (283)     1,789
 Change in Policyholder Dividends Payable.....      5,701      1,671        114
 Change in Income Taxes Payable...............      1,674     (6,634)    10,211
 Other, Net...................................     (5,774)    63,073     (4,789)
                                                ---------  ---------  ---------
NET CASH USED BY OPERATING ACTIVITIES.........  $(121,838) $ (85,674) $(111,834)
                                                =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the Company) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company principally provides variable life insurance and variable annuity products through a network of general agencies located throughout the United States. The Company also provides participating traditional life insurance, annuity contracts, pension products, as well as, group life, group medical, and group disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. NEMLICO was merged directly into MetLife and ceased to exist as a separate mutual life insurance company. In conjunction with the merger, NEVLICO became a subsidiary of MetLife and changed its name to New England Life Insurance Company. NELICO has continued after the merger to conduct its existing businesses and is also administering the business activities of the former parent NEMLICO. (Note 13)

NELICO is headquartered in Boston, Massachusetts and became a Massachusetts chartered company through a legal process known as redomestication. Prior to the merger, NEVLICO was organized under Delaware law. The capital structure of NELICO continues in the same form subsequent to the merger with common stock authorized at 50,000 shares and 20,000 shares issued and outstanding with a par value of $125 per share. MetLife made an additional statutory capital contribution to NELICO at the merger date totaling $208,846 consisting of $129,254 of cash and $79,592 of bonds, real estate, mortgages, common stock of affiliates and furniture and equipment. Prior to the merger, NELICO received a capital contribution from NEMLICO for $20,000 in cash. MetLife made an additional statutory capital contribution to NELICO of $50,000 in cash during 1997, which was offset by $2,469 of returned capital.

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and TNE Advisers, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses in 20 states, but is currently not actively engaged in the sale or distribution of insurance products.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO. NES is the sole owner of Hereford Insurance Agency, Inc.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. The policy applies to claims made during the policy period or during the discovery period with limits of $1,000 each claim, $1,000 annual aggregate each insured, $3,500, $3,500 and $3,000 annual aggregate all insured in 1997, 1996 and 1995 respectively.

TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain mutual funds of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

Prior to 1996, NELICO, as a wholly owned stock life insurance subsidiary of a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (statutory financial statements), which accounting practices were considered to be GAAP. In 1996, NELICO adopted Interpretation No. 40, APPLICABILITY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO MUTUAL LIFE INSURANCE AND OTHER ENTERPRISES (the "Interpretation") and Statement of Financial Accounting Standards (SFAS) No. 120, ACCOUNTING AND REPORTING BY MUTUAL LIFE INSURANCE ENTERPRISES AND BY INSURANCE ENTERPRISES FOR CERTAIN LONG DURATION PARTICIPATING POLICIES (the "Standard"), of the Financial Accounting Standards Board (FASB). The Interpretation and Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The cumulative effect of such adoption of all applicable authoritative GAAP pronouncements as of January 1, 1994 was reflected in the financial statements of NELICO as an adjustment of equity at January 1, 1994.

As of December 31, 1993, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 increased consolidated equity by $105, net of deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

VALUATION OF INVESTMENTS

As mentioned above, during 1997 management reclassified all of the company's fixed maturity securities to available for sale. Accordingly, as of December 31, all of the company's investment securities are carried at estimated fair value. Prior to this reclassification, certain fixed maturity securities (principally bonds) were carried at amortized cost. Unrealized investment gains and losses on investment securities are recorded directly as a separate component of equity net of related deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits. Costs of securities are adjusted for impairments in value deemed to be other than temporary. Such adjustments are recorded as realized investment losses. All securities transactions are recorded on a trade date basis.

Real estate is considered held for sale by management and is reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. No impairment allowance is required on the property.

Policy loans are stated at unpaid principal balances which approximates fair value.

Short-term investments are stated at amortized cost which approximates fair value.

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. These are carried at cost, which approximates fair value.

INVESTMENT RESULTS

Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are netted against asset categories to which they apply and provisions for losses for investments are included in investment gains and losses.

PROPERTY AND EQUIPMENT

Property and equipment and leasehold improvements are included in other assets and are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation and amortization on property and equipment and leasehold improvements was $13,203, and $3,118 at December 31, 1997 and 1996, respectively. Related depreciation and amortization expense was $10,085, $3,118, and $0 for the years ended December 31, 1997, 1996 and 1995, respectively.

RECOGNITION OF INCOME AND EXPENSES

Premiums from traditional life and annuity policies with life contingencies are generally recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Reinsurance allowances for individual non-medical health contracts are recognized as income when due.

Premiums from variable life, universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

Deferred policy acquisition costs are amortized over a period up to 40 years for traditional life, variable life, universal life products and investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

For non-medical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally between 10 and 30 years) in proportion to anticipated reinsurance allowances.

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing future policy benefit liabilities range from 4 percent to 5 percent for life insurance policies.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

INCOME TAXES

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., files a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and nonlife insurance direct subsidiaries. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

SEPARATE ACCOUNT OPERATIONS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities.

Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

POLICYHOLDER DIVIDENDS

The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

For the years ended December 31, 1997, 1996 and 1995, the Company received capital contributions in the form of transfer of assets of $0, $79,592 and $54,028, respectively.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

The FASB has issued SFAS No. 130 REPORTING COMPREHENSIVE INCOME which establishes standards for reporting and presentation of comprehensive income and its components. Comprehensive income (loss) was $35,589, $(12,928), and $47,792 in 1997, 1996, and 1995, respectively. Consolidated statements of comprehensive income, which will be required in 1998, have not been presented as the Company has not determined the individual amounts to be displayed in such statements.

RECLASSIFICATIONS

Certain reclassifications have been made to prior years' amounts to conform to the 1997 presentation.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed securities and equity securities, by category, are shown below.

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1997
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $ 12,105  $    101 $    --  $ 12,206
  Foreign governments....................    2,316        67      --     2,383
  Corporate..............................  620,916    41,564   3,308   659,172
  Mortgage-backed securities.............   57,348     3,282      --    60,630
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $692,685  $ 45,014 $ 3,308  $734,391
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................    9,424       216     241     9,399
                                          --------  -------- -------  --------
    Total Equity Securities.............. $  9,424  $    216 $   241  $  9,399
                                          ========  ======== =======  ========

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1996
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $  5,465  $     47 $    25  $  5,487
  Foreign governments....................    1,577         1      57     1,521
  Corporate..............................  505,683    18,637   7,093   517,227
  Mortgage-backed securities.............       49         1      --        50
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $512,774  $ 18,686 $ 7,175  $524,285
                                          ========  ======== =======  ========

HELD TO MATURITY SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1996
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $  7,299  $     51 $     6  $  7,344
  States and political subdivisions......      480        38      --       518
  Corporate..............................   21,887       860      99    22,648
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $ 29,666  $    949 $   105  $ 30,510
                                          ========  ======== =======  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Included in net unrealized investment gains (losses) are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized investment gains (losses) consists of the following:

                                                                       1997 1996
                                                                       ---- ----
   Net unrealized gains on investments................................ $281 $ 8
   Unrealized gains (losses) on the maturity of forward contracts.....   14  14
                                                                       ---- ---
                                                                       $295 $22
                                                                       ==== ===

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1997 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................. $  5,729   $  5,723
   Due after one year through five years...................   61,395     62,503
   Due after five years through ten years..................  155,795    157,820
   Due after ten years.....................................  412,418    447,715
                                                            --------   --------
     Subtotal..............................................  635,337    673,761
   Mortgage-backed securities..............................   57,348     60,630
                                                            --------   --------
     Total................................................. $692,685   $734,391
                                                            ========   ========

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1997 the trust held $516,491 of bonds and short-term investments, and at December 31, 1996, the trust held $787 of cash and $468,847 of bonds and short-term investments.

ASSETS ON DEPOSIT

As of December 31, 1997 and 1996, the Company had assets on deposit with regulatory agencies of $7,020 and $5,884, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


3. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The sources of net investment income are as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
   Fixed maturities................................. $50,348  $44,630  $39,264
   Equity securities................................   4,915       --       --
   Mortgage loans on real estate....................      --      110      234
   Real estate......................................     815       55       --
   Policy loans.....................................   5,081    3,734    2,831
   Cash, cash equivalents and short-term
    investments.....................................   4,160    3,656    1,174
   Other investment income..........................     591       38       --
                                                     -------  -------  -------
   Gross investment income..........................  65,910   52,223   43,503
   Investment expenses..............................  (4,851)  (2,595)  (1,688)
                                                     -------  -------  -------
   Net Investment income............................ $61,059  $49,628  $41,815
                                                     =======  =======  =======

Investment gains (losses) are summarized as follows:

                                                        1997    1996    1995
                                                       ------  ------- -------
   Fixed maturities................................... $ (774) $15,467 $21,981
   Other..............................................  1,032      512      (1)
                                                       ------  ------- -------
     Subtotal.........................................    258   15,979  21,980
   Investment gains (losses) related to accelerated
    amortization of deferred
    policy acquisition costs..........................   (632)   7,157  11,466
                                                       ------  ------- -------
   Investment gains (losses), net..................... $  890  $ 8,822 $10,514
                                                       ======  ======= =======

Proceeds from the sales of bonds classified as available for sale during 1997, 1996 and 1995 were $143,107, $275,008 and $518,417 respectively. During 1997,
1996 and 1995, respectively, gross gains of $1,846, $19,109 and $22,558, and gross losses of $1,489, $3,878, and $577 were realized on those sales.

Proceeds from the call of direct issue fixed maturities classified as held to maturity during 1997, 1996 and 1995 were $0, $5,291 and $0, respectively. During 1997, 1996 and 1995, respectively, gross gains of $0, $236 and $0, and gross losses of $0, $0 and $0 were realized due to prepayment premiums received. In 1997 the Company transferred all fixed maturities classified as held to maturity to available for sale.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity and the changes for the corresponding years are summarized as follows:

                                                   1997      1996      1995
                                                 --------  --------  --------
   Year ended December 31
   Balance, beginning of year................... $  3,727  $ 26,356  $   (670)
     Change in unrealized investment gains
      (losses)..................................   30,207   (46,850)   58,947
     Change in unrealized investment gains
      (losses) attributable to:
       Deferred policy acquisition cost
        allowances..............................   (9,446)   12,211   (17,884)
       Deferred income tax (expense) benefit....   (7,141)   12,010   (14,037)
                                                 --------  --------  --------
   Balance, end of year......................... $ 17,347  $  3,727  $ 26,356
                                                 ========  ========  ========
   December 31
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
       Fixed maturities......................... $ 41,706  $ 11,525  $ 58,369
       Other....................................       22        (4)        2
                                                 --------  --------  --------
                                                   41,728    11,521    58,371
   Amounts of unrealized investment gains
    (losses) attributable to:
     Deferred policy acquisition cost
      allowances................................  (15,202)   (5,756)  (17,967)
     Deferred income tax (expense) benefit......   (9,179)   (2,038)  (14,048)
                                                 --------  --------  --------
   Balance, end of year......................... $ 17,347  $  3,727  $ 26,356
                                                 ========  ========  ========

Net unrealized investment gains at December 31, 1997, before deferred Federal income tax, reflects gross unrealized gains of $45,014 and gross unrealized losses of $3,308.

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

In the normal course of business, the Company assumes and cedes reinsurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance.

The effect of reinsurance on premiums earned is as follows:

                                                     1997      1996      1995
                                                   --------  --------  --------
   Direct premiums................................ $ 30,975  $  2,682  $  2,794
   Reinsurance assumed............................   62,315    67,483    69,330
   Reinsurance ceded..............................  (29,674)  (32,755)  (33,558)
                                                   --------  --------  --------
   Net premiums earned............................ $ 63,616  $ 37,410  $ 38,566
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $55,445, $23,962 and $22,577 for the years ended December 31, 1997, 1996 and 1995, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoveries of $1,489 and $200 at December 31, 1997 and 1996, respectively.

A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

5. INCOME TAXES

Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code").

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., files a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and nonlife insurance direct subsidiaries. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

A summary of income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                                       CURRENT DEFERRED   TOTAL
                                                       ------- --------  -------
   1997
   Federal............................................ $8,473  $(3,772)  $ 4,701
   State and Local....................................    316      (29)      287
                                                       ------  -------   -------
     Total............................................ $8,789  $(3,801)  $ 4,988
                                                       ======  =======   =======
   1996
   Federal............................................ $5,333  $(1,531)  $ 3,802
   State and Local....................................     --     (751)     (751)
                                                       ------  -------   -------
     Total............................................ $5,333  $(2,282)  $ 3,051
                                                       ======  =======   =======
   1995
   Federal............................................ $5,504  $ 6,355   $11,859
   State and Local....................................     --      444       444
                                                       ------  -------   -------
       Total.......................................... $5,504  $ 6,799   $12,303
                                                       ======  =======   =======

Reconciliations of the differences between income taxes of operations computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
   Income before taxes.............................. $26,957  $12,752  $33,069
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................   9,435    4,463   11,574
   Tax effect of:
     Change in valuation allowance..................      --  (13,948)    (413)
     NOL benefit write-off..........................      --   13,012       --
     State and local income taxes...................  (1,013)    (488)     289
     Other, net.....................................  (3,434)      12      853
                                                     -------  -------  -------
   Income Tax Expense............................... $ 4,988  $ 3,051  $12,303
                                                     =======  =======  =======

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The net deferred tax liabilities recorded represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred tax liabilities at December 31, 1997 and 1996 are as follows:

                                                            1997       1996
                                                          ---------  ---------
   Deferred tax assets:
     Policyholder liabilities............................ $  63,723  $  83,304
     Net operating loss carryforward.....................        --     12,548
     Other...............................................    81,988     14,690
                                                          ---------  ---------
       Total gross assets................................   145,711    110,542
                                                          ---------  ---------
   Deferred tax liabilities:
     Investments.........................................    (2,456)    (2,526)
     Deferred policy acquisition costs...................  (168,270)  (132,965)
     Net unrealized capital gains........................    (9,179)    (2,038)
     Other...............................................    (7,872)   (12,476)
                                                          ---------  ---------
       Total gross liabilities...........................  (187,777)  (150,005)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (42,066) $ (39,463)
                                                          =========  =========

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                                     1997      1996     1995
                                                   --------  --------  -------
   Policyholder liabilities....................... $(23,759) $(17,818) $(4,110)
   Net operating loss carryforward................   12,548       464       --
   Investments....................................    1,319        --       --
   Deferred policy acquisition costs..............   33,621    21,828   13,878
   Other, net.....................................  (27,530)   (6,756)  (2,969)
                                                   --------  --------  -------
     Total........................................ $ (3,801) $ (2,282) $ 6,799
                                                   ========  ========  =======

6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes. The Company's net pension cost charged to income in 1997, 1996, and 1995 was $277, $159, and $150, respectively, which represents the Company's allocation of the total net periodic pension cost of the Plans as shown below:

                                                     1997      1996      1995
                                                   --------  --------  --------
   Service cost................................... $  5,310  $  5,761  $  4,797
   Interest cost on projected benefit obligation..   13,958    12,489    11,012
   Actual return on assets........................  (22,250)  (15,468)  (21,221)
   Net amortization and deferrals.................   11,092     6,009    13,059
                                                   --------  --------  --------
     Net periodic pension cost.................... $  8,110  $  8,791  $  7,647
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.5 percent.

The following information for the Plans includes amounts relating to NEMLICO.

                                                              1997      1996
                                                            --------  --------
   Actuarial present value of accumulated plan benefits.... $143,681  $133,000
                                                            ========  ========
   Projected benefit obligation............................  193,652   182,000
                                                            ========  ========
   Net assets available for plan benefits..................  150,820   130,992
                                                            ========  ========
   Unrecognized prior service cost.........................    2,844       224
                                                            ========  ========
   Unrecognized net (loss) from past experience difference
    from that assumed......................................  (18,936)  (37,327)
                                                            ========  ========
   Unamortized transition gains............................ $  5,832  $  4,015
                                                            ========  ========

The weighted average discount rate was 7.75%, 7.5% and 8.0% in 1997, 1996 and 1995, respectively. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit was 5.0% for 1997, 1996 and 1995. Assets of the Plans consist of bonds, stocks, real estate, and insurance contracts and have an assumed long-term rate of return of 8.75% for 1997, and 8.5% for 1996 and 1995.

OTHER POSTRETIREMENT BENEFITS

Prior to the merger, NEMLICO provided certain health care and life insurance benefits for retired employees. Substantially all employees would have become eligible for these benefits had they reached retirement age while working for NEMLICO. Subsequent to the merger, these benefits are being provided by MetLife, with respect to benefits earned prior to the merger, and the Company, with respect to benefits earned subsequent to the merger.

As claims were incurred, the Company made contributions to the plan in 1997 and 1996 which were considered immaterial. The total contributions made to the plan were $3,670 and $3,386, in 1997 and 1996, respectively. The following table sets forth the plan's fiscal year end funded status:

                                                                 1997    1996
                                                                ------- -------
   Accumulated postretirement benefit obligation:
     Retirees.................................................. $33,823 $28,566
     Fully eligible active plan participants...................   4,487   5,482
     All other actives.........................................  11,114  11,098
                                                                ------- -------
   Total.......................................................  49,424  45,146
     plus: unrecognized net gain...............................  15,726  19,997
                                                                ------- -------
   Accrued postretirement benefit liability.................... $65,150 $65,143
                                                                ======= =======

                                                           1997    1996    1995
                                                          ------  ------  ------
   The components of net postretirement benefit cost
    were:
     Service cost........................................ $  880  $  876  $  876
     Interest cost.......................................  3,690   3,183   3,768
     Amortization of gain................................   (849) (1,155) (1,043)
                                                          ------  ------  ------
   Net periodic postretirement benefit cost.............. $3,721  $2,904  $3,601
                                                          ======  ======  ======

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Net periodic postretirement benefit costs for the years ended December 31, 1997, 1996 and 1995, includes the cost of benefits earned by active employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The discount rate used to determine the net periodic postretirement benefit cost was 7.75%, 7.25% and 8.5% for 1997, 1996 and 1995, respectively.

The discount rate used to determine the accumulated postretirement benefit obligation was 7.75% and 7.50% as of December 31, 1997 and 1996, respectively. The health care cost trend rate was 7.8% graded to 5.0% over 8 years for 1997, and 8.2% graded to 5.0% over 8 years for 1996. The health care cost trend rate assumption has a minimal impact on the amounts reported, since the Company has capped its contributions at 200% of 1993 levels.

7. LEASES

LEASE EXPENSE

The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under non-cancelable leases for 1998 and the succeeding four years are $13,323, $13,057, $11,765, $10,739 and $10,468, respectively, and $95,762 thereafter.
Minimum future sub-lease rental income on these non-cancelable leases for 1998 and the succeeding four years is $3,553, $3,620, $3,600, $3,578 and $3,578, respectively, and $15,257 thereafter.

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest at a variable rate, equal to the greater of the bank's base rate or money market rates plus 0.6% per annum payable monthly, 5.8% at December 31, 1997 and 5.7% at December 31, 1996. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years. The carrying value of the loan approximates its fair value of $21,965, repayments made during 1997 were $3,181.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the "Notes"), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $64,016, repayments made during 1997 were $0.

9. CONTINGENCIES

The Company has no contingent liabilities which might materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings which are beyond the ordinary course of business which could have a material financial effect.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                                   1997       1996      1995
                                                 ---------  --------  --------
   Compensation costs........................... $  58,754  $ 36,172  $ 23,630
   Commissions..................................    77,351    51,617    37,476
   Debt expense.................................     6,750     6,261     5,659
   Amortization of policy acquisition costs.....    17,723    22,233    21,199
   Capitalization of policy acquisition costs...  (157,670)  (98,016)  (65,850)
   Rent expense, net of sub-lease income of
    $719, $119 and $0...........................     4,473     3,060     1,609
   Other........................................   136,961   122,559    75,701
                                                 ---------  --------  --------
     Total...................................... $ 144,342  $143,886  $ 99,424
                                                 =========  ========  ========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1997 and 1996 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1997:
   ASSETS
   Fixed Maturities......................................... $734,391  $734,391
   Equity Securities........................................    9,399     9,399
   Policy loans.............................................  104,783   104,783
   Short-term investments...................................   27,944    27,944
   Cash and cash equivalents................................   74,148    74,148
   LIABILITIES
   Policyholder account balances............................    9,271     8,508
   Other policyholder funds.................................    4,324     4,324
   Short and long-term debt.................................   85,981    85,981
   DECEMBER 31, 1996:
   ASSETS
   Fixed Maturities......................................... $553,951  $554,795
   Policy loans.............................................   76,263    76,263
   Short-term investments...................................  156,560   156,560
   Cash and cash equivalents................................   49,147    49,147
   LIABILITIES
   Policyholder account balances............................    3,368     3,168
   Other policyholder funds.................................    2,868     2,868
   Short and long-term debt.................................   84,057    84,057

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


For bonds that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded bonds represented approximately 91% of the carrying value and estimated fair value of the total bonds as of December 31, 1997 and 96% of the carrying value and estimated fair value of the total bonds as of December 31, 1996. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

The estimated fair value of short and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

12. STATUTORY FINANCIAL INFORMATION

The following reconciles statutory net income and statutory surplus and reflects the corporate reorganization described in Note 1 determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1997       1996       1995
                                               ---------  ---------  ---------
   Statutory net income (loss)................ $ (37,358) $ (46,021) $     375
   Adjustments to GAAP for life insurance
    companies:
     Future policy benefits and policyholders
      account balances........................  (718,229)   (41,174)    (9,616)
     Deferred policy acquisition costs........   139,947     68,626     45,823
     Deferred Federal Income taxes............     4,009      2,283     (6,799)
     Statutory interest maintenance reserve...       342        231         --
     Other, net...............................   633,258     25,756     (9,017)
                                               ---------  ---------  ---------
   Net GAAP Earnings.......................... $  21,969  $   9,701  $  20,766
                                               =========  =========  =========
                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1997       1996       1995
                                               ---------  ---------  ---------
   Statutory surplus.......................... $ 307,290  $ 355,853  $ 203,374
   Adjustments to GAAP for life insurance
    companies:
     Future policy benefits and policyholders
      account balances........................  (279,510)  (195,273)  (154,099)
     Deferred policy acquisition costs........   565,769    434,637    353,809
     Deferred Federal Income taxes............   (43,318)   (40,185)   (55,201)
     Valuation of investments.................    56,873     11,503     58,063
     Statutory interest maintenance reserve...       571        306         74
     Statutory investment valuation reserves..     8,388      3,335        373
     Surplus notes............................   (64,016)   (58,911)   (54,210)
     Receivables from reinsurance
      transactions............................    27,519     26,030         --
     Other, net...............................    53,976     13,127      2,320
                                               ---------  ---------  ---------
   GAAP Equity................................ $ 633,542  $ 550,422  $ 354,503
                                               =========  =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under a service agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger, the Company has entered into a Service Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger of NEMLICO and MetLife and those policies and contracts defined in the Service Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $186,757 including accruals for administrative services on NEMLICO administered contracts for 1997. The Company charged MetLife $88,043 including accruals for administrative services on NEMLICO administered contracts for the period of September 1, 1996 through December 31, 1996. Prior to the merger, the Company paid $62,643 to NEMLICO for administrative services on variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In 1995, the Company paid $50,875 to NEMLICO for administrative services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

In 1997, MetLife made a capital contribution to the Company of $50,000 in cash. In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,558. MetLife also made non-cash capital contributions of home-office properties of $10,301, socially-responsible investments with a book value of $11,916, furniture, equipment and leasehold improvements of $27,816, and a cash contribution of $128,412. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000.

In 1995, NEMLICO made a non-cash capital contribution to NELICO of publicly-traded debt securities and private-placement obligations with an estimated fair value of $54,028. NELICO received cash contributions from NEMLICO of $8,215 in 1995.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building which it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $2,340 and $780 in 1997 and 1996, respectively.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,217 which included principal of $2,204, and interest of $13.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3.9 billion and $33 million under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $64,016 at December 31, 1997 and $58,911 at December 31, 1996.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SUBSEQUENT EVENTS

In February 1998, the Company signed a definitive agreement to acquire all of the outstanding common stock of Nathan Lewis Holding Corp. (Nathan Lewis) a broker-dealer based in New York City. Under the terms of the agreement, the Company will pay approximately $28 million in cash at the close and $2 million per year over the next three years subject to certain financial conditions. Nathan Lewis had approximately $22 million in assets and earned $2.1 million on revenues of $78.4 million for the twelve month fiscal period ended September 30, 1997. The acquisition, which is expected to close in the second quarter of 1998, will be accounted for as a purchase under generally accepted accounting principles.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the statutory statements of operations, surplus, and cash flows of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, surplus, and cash flows are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statements of operations, surplus, and cash flows. We believe that our audit of the statements of operations, surplus, and cash flows provides a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared the statements of operations, surplus, and cash flows using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 statements of operations, surplus, and cash flows, prepared using SAP, presented fairly, in all material respects the results of operations and cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the aforementioned financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 statements of operations, surplus, and cash flows is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the results of operations or cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 8, 1996, except for the information in the second paragraph under "Basis of Presentation and Principles of Consolidation" of Note 1, for which the date is February 18, 1997

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT ON INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholder of New England Pension and Annuity Company:

We have audited the statutory statements of operations and surplus, and cash flows of New England Pension and Annuity Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and surplus, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statements of operations and surplus, and cash flows. We believe that our audit of the statements of operations and surplus, and cash flows provides a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared the statements of operations and surplus, and cash flows using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 statements of operations and surplus, and cash flows, prepared using SAP, presented fairly, in all material respects the results of operations and cash flows of New England Pension and Annuity Company for the year ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the aforementioned financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 statements of operations and surplus, and cash flows is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the results of operations or cash flows of New England Pension and Annuity Company for the year ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of New England Pension and Annuity Company for the year ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 8, 1996, except for the information in the second paragraph under "Basis of Presentation and Principles of Consolidation" of Note 1, for which the date is February 18, 1997

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

April 23, 1996

To The Board of Directors and Shareholder of
Exeter Reassurance Company, Ltd.

We have audited the statutory statements of operations and surplus, and cash flows of Exeter Reassurance Company, Ltd. (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and surplus, and cash flows are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations and surplus, and cash flows. We believe that our audit of the statements of operations and surplus, and cash flows provides a reasonable basis for our opinion.

The statutory statements of operations and surplus, and cash flows have been prepared in conformity with The Insurance Act 1978, amendments thereto and related regulations and are not intended to be presented in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above (and not included herein) do not present fairly in conformity with U.S. GAAP, the results of operations or cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995. In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995 in conformity with the Insurance Act 1978, amendments thereto and related regulations.

COOPERS & LYBRAND
CHARTERED ACCOUNTANTS

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholder of New England Securities Corporation:

We have audited the consolidated statements of operations, shareholder's equity, and cash flows of New England Securities Corporation for the year ended December 31, 1995. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, shareholder's equity, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations, shareholder's equity, and cash flows. We believe that our audit of the statements of operations, shareholder's equity, and cash flows provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the consolidated results of operations and cash flows of New England Securities Corporation for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 9, 1996

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholder and Board of Directors of TNE Advisers, Inc.:

We have audited the statements of operations, changes in shareholder's equity, and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, changes in shareholder's equity, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations, changes in shareholder's equity, and cash flows. We believe that our audit of the statements of operations, changes in shareholder's equity, and cash flows provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 29, 1996

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

March 14, 1996

To The Shareholders of
Newbury Insurance Company, Limited

We have audited the statements of earnings and retained earnings, and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of earnings and retained earnings, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of earnings and retained earnings, and cash flows. We believe that our audit of the statements of earnings and retained earnings, and cash flows provides a reasonable basis for our opinion.

The provision for losses incurred but not reported is calculated in the manner described in note 3(b). We have not reviewed the underlying information used in the calculation of the provision and therefore we have been unable to determine whether the provision for the year ended December 31, 1995 is adequate, deficient or excessive.

In our opinion, except for the effects of such adjustments, if any, that might have been determined to be necessary had we been able to assess fully the matter described in the preceding paragraph, the financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.

COOPERS & LYBRAND
CHARTERED ACCOUNTANTS

                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                           Zenith Survivorship Life
                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies

                        Supplement Dated May 1, 1998 to
                         Prospectus Dated May 1, 1997

  This supplement updates certain information contained in the prospectus dated May 1, 1997. You should read and retain this supplement. A complete prospectus dated May 1, 1998 is available free of charge upon written request to New England Life Insurance Company ("NELICO"). The May 1, 1998 prospectus describes the Policies as modified since the date you purchased your Policy; accordingly, certain benefits and charges discussed therein will differ from the benefits and charges of your Policy.

  NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS SUPPLEMENT IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS SUPPLEMENT. THE SUPPLEMENT AND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                          POLICY VALUES AND BENEFITS

EXTENDING THE MATURITY DATE

  This section is modified as follows:

  If approved in your state, NELICO will issue or amend your Policy with an extended maturity endorsement. (The endorsement will be added only prior to the original Maturity Date.) If the extended maturity endorsement is added to the Policy, the Policy will not mature until the date of the younger insured's death (the "Extended Maturity Date"). In addition, on and after the original Maturity Date, the death benefit will equal the cash value on the date of death; or the greater of (1) the cash value on the date of death and (2) the Policy face amount, if, on the original Maturity Date, the total premiums paid in each Policy year accumulated at 4% from the first day of the Policy year, less every partial surrender accumulated at 4% from the date of surrender, is not less than the "Age 100 Amount" shown in the Policy. (For this purpose, premiums paid within 20 days prior to a Policy anniversary are treated as if paid in the next Policy year.) The Age 100 Amount is based on the Guaranteed Death Benefit 2 premium being paid each Policy year until the original Maturity Date (rather than until age 80 of the younger insured.) Currently, no cost of insurance or minimum death benefit guarantee charges will be deducted after the original Maturity Date. No premiums can be paid after the original Maturity Date unless necessary to prevent lapse of the Policy. All riders attached to the Policy and in effect on the original Maturity Date, other than the extended maturity endorsement, will terminate on the original Maturity Date.

  The tax consequences associated with extending the Maturity Date beyond age 100 are unclear and a tax advisor should be consulted before effecting such an extension. For more information about the extended maturity option, contact your registered representative or NELICO.

                             CHARGES AND EXPENSES

  The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the sales charge and Deferred Sales Charges may not fully cover all of the sales and distribution expenses actually incurred by the Company, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE
ACCOUNT

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

  The Zenith Fund Series incur charges for advisory fees and certain other expenses. The series (other than the Capital Growth Series) are advised by TNE Advisers, Inc., an affiliate of NELICO. Under a voluntary expense cap by TNE Advisers for each of the Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, and Westpeak Growth and Income Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets; for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining Zenith Fund Series (other than the Capital Growth Series) TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit up until two years after the end of the fiscal year in which the expense was incurred. The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses for 1997, (for the Goldman Sachs Midcap Value Series, anticipated expenses for 1998), after giving effect to the applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY
 EXPENSE CAP)

                                   BACK     BACK
                                   BAY      BAY      BACK            WESTPEAK LOOMIS
                                 ADVISORS ADVISORS   BAY    WESTPEAK  GROWTH  SAYLES
                         CAPITAL   BOND    MONEY   ADVISORS  STOCK     AND    SMALL
                         GROWTH   INCOME   MARKET  MANAGED   INDEX    INCOME   CAP
                         SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES
                         ------- -------- -------- -------- -------- -------- ------
Management Fee            .63%     .40%     .35%     .50%     .25%     .70%   1.00%
Other Expenses            .04%     .12%     .10%     .11%     .15%     .12%    --
                          ----     ----     ----     ----     ----     ----   -----
  Total Series Operating
   Expenses               .67%     .52%     .45%     .61%     .40%     .82%   1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE
 DEFERRAL)

                         GOLDMAN
                          SACHS   LOOMIS  MORGAN STANLEY  DAVIS  ALGER
                         MIDCAP   SAYLES  INTERNATIONAL  VENTURE EQUITY
                          VALUE  BALANCED     MAGNUM      VALUE  GROWTH
                         SERIES*  SERIES  EQUITY SERIES  SERIES  SERIES
                         ------- -------- -------------- ------- ------
Management Fee            .75%     .70%        .90%       .75%    .75%
Other Expenses            .15%     .15%        .40%       .15%    .12%
                          ----     ----       -----       ----    ----
  Total Series Operating
   Expenses               .90%     .85%       1.30%       .90%    .87%

--------
* Anticipated annual operating expenses for the Goldman Sachs Midcap Value Series are based on the management fee approved by shareholders of the Series that became effective on May 1, 1998, and other expenses actually incurred for the Series for 1997.

  The investment adviser for the VIP Fund and VIP Fund II is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company.

  The Portfolios also bear certain other expenses. For the year ended December 31, 1997, the total operating expenses incurred by the Portfolios, as a percentage of Portfolio average net assets, were as follows:

               MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO         FEES    EXPENSES   EXPENSES
---------      ---------- -------- ------------
Equity-Income     .50%      .08%       .58%*
Overseas          .75%      .17%       .92%*
High Income       .59%      .12%       .71%
Asset Manager     .55%      .10%       .65%*

--------
* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. Had these reductions been included, total annual expenses would have been .57% for Equity-Income Portfolio, .90% for Overseas Portfolio, and .64% for Asset Manager Portfolio.

  Affiliates of Fidelity Management & Research Company compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to these Portfolios of VIP Fund and VIP Fund II. Such compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products issued by NELICO and its affiliates.

                                   PREMIUMS

FLEXIBLE PREMIUMS

  The fifth paragraph of this section is restated as follows:

  NELICO determines a three-year Minimum Premium amount based on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of each of the insureds, the current level of Policy charges and any rider benefit selected. Generally, during this three-year period, as long as the Minimum Premium amount is timely paid and there is no outstanding Policy loan, the Policy is guaranteed not to lapse even if the Policy's net cash value is insufficient to pay the Monthly Deduction in any month. However, no three-year Minimum Premium death benefit guarantee will apply if you reinstate the Policy, if you reduce the face amount or make a partial surrender that reduces the face amount, if you add, reduce or delete a rider benefit, or if the rating classification of your Policy is improved in the first three Policy years.

                             OTHER POLICY FEATURES

LOAN PROVISION

  The second paragraph of this section is revised as follows:

  The Policy's loan value is equal to (i) 90% of the Policy's cash value projected using current Policy charges and a 4% annual rate to the next Policy anniversary or, if earlier, to the next Planned Premium due date ("projected cash value"); less (ii) the Surrender Charge that would apply upon surrender on the next Planned Premium due date or, if greater, on the date the loan is made; less (iii) loan interest to the next interest due date. If required by state law, the Policy's loan value may be a greater percentage of the cash value, as described in your Policy. The amount of loan value available to be borrowed at any time is reduced by the amount of any outstanding Policy loan plus accrued interest. NELICO currently intends to base the loan value on 100% of the Policy's projected cash value, rather than 90%, as described above in item (i), for Policy years 16 and after.

  The second paragraph after the numerical example is revised as follows:

  The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year) and is due on the Policy anniversary. If not paid, the interest accrued on the loan is added to the loan, and an amount equal to the unpaid interest is deducted from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount in each. The amount taken from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate currently credited is 4% per year for the first 15 Policy years and 5% thereafter. This interest earned is credited to the Policy's sub-accounts annually, in proportion to the cash value in each.

INVESTMENT OPTIONS

  The first paragraph of this section is revised as follows:

  You may allocate your Policy's premiums among the sub-accounts of the Variable Account and the Fixed Account in any combination, provided that allocations can be made to a maximum of nine accounts (including the Fixed Account) at any time. The Policy provides that a minimum of 10% of the premium must be allocated to each sub-account selected and that percentages allocated must be in whole numbers; currently, however, NELICO is waiving the requirement of a 10% minimum and will permit any whole percentage to be allocated to a sub-account. Your Policy's cash value may be distributed among no more than nine accounts (including the Fixed Account) at any one time.

POLICY SPLIT RIDER

This section is revised as follows:

  Subject to state availability and NELICO's underwriting criteria, your Policy may be issued with a split rider which allows the Policy Owner to "split" the Policy into two new individual flexible premium adjustable variable life insurance policies issued by NELICO. (If your Policy was not issued with the rider, the rider may be added to the Policy if it has been approved in your state and if the insureds under the Policy meet NELICO's underwriting requirements for the rider.) The rider permits the Policy to be split at the request of the Policy Owner in the event of divorce of the insureds, if certain federal tax law changes occur, or if certain business circumstances change (each, a "split event"). The rider sets forth the specific conditions that must be met in order for a split event to be deemed to have occurred. If the split rider is exercised, this Policy will be canceled, and its cash value will be transferred (in equal portions, unless otherwise requested) to two new individual policies issued on the effective date of the split. A Surrender Charge will apply to each individual policy in accordance with such Policy's terms. Each new policy will be issued with either a level or variable death benefit option in effect, depending on which type of death benefit option is in effect under this Policy at the time the split rider is exercised.

  For more information about the Policy split rider and the conditions and rules relating to the exercise of any rights under the split rider, you should contact your registered representative or NELICO. You can also request a prospectus and additional information regarding the individual policies to be issued upon exercise of the split rider. For a discussion of the possible tax consequences of splitting the Policy, see "Tax Considerations."

                             THE VARIABLE ACCOUNT

  The Variable Account currently has 16 sub-accounts, each of which invests in a series of an Eligible Fund. The sub-accounts of the Variable Account are:

  -- The Zenith Money Market Sub-Account, which invests in the Back Bay
     Advisors Money Market Series of the Zenith Fund

  -- The Zenith Bond Income Sub-Account, which invests in the Back Bay
     Advisors Bond Income Series of the Zenith Fund

  -- The Zenith Capital Growth Sub-Account, which invests in the Capital
     Growth Series of the Zenith Fund

  -- The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
     Index Series of the Zenith Fund

  -- The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
     Managed Series of the Zenith Fund

  -- The Zenith Growth and Income Sub-Account, which invests in the Westpeak
     Growth and Income Series of the Zenith Fund

  -- The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles
     Small Cap Series of the Zenith Fund

  -- The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
     Balanced Series of the Zenith Fund

  -- The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
     Growth Series of the Zenith Fund

  -- The Zenith Venture Value Sub-Account, which invests in the Davis Venture
     Value Series of the Zenith Fund

  -- The Zenith Midcap Value Sub-Account, which invests in the Goldman Sachs
     Midcap Value Series (formerly the Loomis Sayles Avanti Growth Series) of the Zenith Fund

  -- The Zenith International Magnum Equity Sub-Account, which invests in the
     Morgan Stanley International Magnum Equity Series of the Zenith Fund

  -- The Equity-Income Sub-Account, which invests in the Equity-Income
     Portfolio of the VIP Fund

  -- The Overseas Sub-Account, which invests in the Overseas Portfolio of the VIP Fund

  -- The High Income Sub-Account, which invests in the High Income Portfolio of the VIP Fund

  -- The Asset Manager Sub-Account, which invests in the Asset Manager
     Portfolio of VIP Fund II

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund was established as an investment vehicle for separate investment accounts of NELICO and of other life insurance companies. Currently the Zenith Fund is the funding vehicle for the Variable Account and for certain separate accounts of NELICO and MetLife that issue variable annuity contracts.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  Shares of the Eligible Funds are purchased and sold by the Variable Account at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The investment objectives of the Eligible Funds' portfolios are described briefly below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, including their investment objectives and policies, expenses, and risks of investing in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, as well as in the Zenith Fund's Statement of Additional Information, which is referenced in the Zenith Fund prospectus, and in the Statement of Additional Information for the VIP Fund and VIP Fund II, which is referenced in those Funds' prospectus.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same sub-adviser.

  The Zenith Back Bay Advisors Money Market Series' investment objective is the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is to provide a high level of current income consistent with protection of capital.

  The Zenith Capital Growth Series' investment objective is long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the U.S. economy.

  The Zenith Westpeak Stock Index Series' investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Back Bay Advisors Managed Series' investment objective is to provide a favorable total investment return through investment in a diversified portfolio of common stocks and fixed income securities.

  The Zenith Westpeak Growth and Income Series' investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Goldman Sachs Midcap Value Series' investment objective is long-term capital appreciation. The Series invests, under normal circumstances, substantially all of its assets in equity securities of companies with public stock market capitalizations within the range of the market capitalizations of companies constituting the Russell Midcap Index at the time of investment.

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalent. The Series invests primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Normally, the Series will invest at least 65% of its assets in companies with market capitalization in the range of the market capitalization of those companies which make up the Russell 2000 index at the time of investment.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. The series invests at least 25% of its assets in fixed income securities and, under normal market conditions, more than 50% of its assets in common stocks.

  The Zenith Morgan Stanley International Magnum Equity Series' investment objective is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers, in accordance with the EAFE country weightings determined by the Series' sub-adviser. Under normal circumstances at least 65% of the total assets of the Series will be invested in equity securities of issuers in at least three countries outside the United States.

  The Zenith Davis Venture Value Series' investment objective is growth of capital. The Series will primarily invest in domestic common stocks that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

  The VIP Fund Equity-Income Portfolio's investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The VIP Fund Overseas Portfolio's investment objective is long-term growth of capital primarily through investments in foreign securities. Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risks of currency fluctuation.

  The VIP Fund High Income Portfolio's investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The VIP Fund II Asset Manager Portfolio's investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

  The basic objective of the Policy is to provide benefits which increase in value when the investment experience of the Policy's sub-accounts is favorable. Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Zenith Capital Growth, Zenith Midcap Value, Zenith Equity Growth, Zenith Venture Value, Zenith Growth and Income, Zenith Stock Index, Zenith International Magnum Equity or Zenith Small Cap Sub-Accounts, or the Equity-Income or Overseas Sub-Accounts, or some combination of these sub-accounts, may, therefore, be a more desirable selection for Policy Owners who have a long term time horizon and/or are willing to accept such risks of short term fluctuations in value. For a demonstration of certain of these market trends, see Appendix C: Long Term Market Trends. Historically, the investment performance of "small cap" stocks over the long term has generally been superior to stocks of large capitalization companies, although "small cap" stocks have been substantially more volatile than "large cap" stocks. Historically, having a small percentage of a portfolio invested in overseas stocks and the rest in domestic stocks has produced a portfolio that has less, although still substantial, volatility than a completely domestic portfolio. Equity investors should recognize that overseas and "small cap" funds taken alone traditionally involve more risk than most domestic stock funds.

  The performance of the various financial markets over shorter periods of time has sometimes differed from their long term historical results. Short term interest rates were very high in the late 1970's and early 1980's, but are now lower. Long term bond values continue to fluctuate and could lose value if interest rates rise. Common stock prices, which have risen substantially at times, have also had periods of significant negative returns. Policy Owners who seek somewhat greater protection against loss of principal in the short term than that afforded by a stock fund may prefer the High Income Sub-Account or the Zenith Bond Income Sub-Account. However, because the High Income Portfolio invests in higher yielding, lower rated and unrated fixed income securities (including bonds commonly referred to as "junk" bonds), it has a higher degree of risk associated with it relative to more conservative fixed income funds. Those who seek even greater safety of principal may select the Zenith Money Market Sub-Account, although it is subject to possible rapid changes in short term interest rates. Those who primarily seek safety of principal should consider fixed life insurance as an alternative to variable life insurance.

  NELICO guarantees the principal invested in the Fixed Account, although this guarantee is subject to NELICO's claims paying ability.

  You may wish to consider diversifying your investments by allocating the Policy's cash value among two or more sub-accounts.

  Policy Owners may also diversify by selecting the Zenith Managed Sub-Account, Zenith Balanced Sub-Account or the Asset Manager Sub-Account, since each generally invests its assets at most times in a combination of bonds, stocks and short term instruments, in varying proportions depending upon the investment adviser's evaluation of the economy and financial markets. The Asset Manager Portfolio has the ability to invest its stock portfolio more aggressively than the Back Bay Advisors Managed Series. You may also wish to diversify your cash value by country. The Overseas Sub-Account and Zenith International Magnum Equity Sub-Account allow you to participate primarily in companies and economies outside the United States.

  The selection of a Policy's sub-accounts is a matter of your own choice and should depend on your willingness to accept investment risks, the other types of investments you have and your own assessment of future economic and financial market conditions.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                    ADVISER                   SUB-ADVISER
        ------           ------------------------- ------------------------------
Capital Growth           Capital Growth Management
                         Limited Partnership
                         ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.        Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.        Back Bay Advisors, L.P.*
 Income
Back Bay Advisors Man-   TNE Advisers, Inc.        Back Bay Advisors, L.P.*
 aged
Westpeak Stock Index     TNE Advisers, Inc.        Westpeak Investment Advisors,
                                                    L.P.*
Westpeak Growth and In-  TNE Advisers, Inc.        Westpeak Investment Advisors,
 come                                               L.P.*
Loomis Sayles Small Cap  TNE Advisers, Inc.        Loomis, Sayles & Company,
                                                    L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.        Loomis, Sayles & Company,
                                                    L.P.*
Morgan Stanley           TNE Advisers, Inc.        Morgan Stanley Asset
 International Magnum                               Management Inc.
 Equity
Goldman Sachs Midcap     TNE Advisers, Inc.        Goldman Sachs Asset Management
 Value
Davis Venture Value      TNE Advisers, Inc.        Davis Selected Advisers,
                                                    L.P.**
Alger Equity Growth      TNE Advisers, Inc.        Fred Alger Management, Inc.

--------
* An affiliate of NELICO
** Davis Selected may also delegate any of its responsibilities to Davis
   Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Goldman Sachs Midcap Value Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-adviser, except as follows. New England Mutual served as investment adviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed New England Mutual's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser. The Goldman Sachs Midcap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  Fidelity Management & Research Company, the investment adviser for the VIP Fund and VIP Fund II, is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. For more information regarding the Equity-Income, Overseas, High Income and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectus attached at the end of this prospectus and their Statement of Additional Information.

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It describes what NELICO believes is the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. In addition, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NELICO recommends that you consult your own tax advisor for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code") defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NELICO believes it is reasonable to conclude that the Policy qualifies as a life insurance contract for federal income tax purposes. This means that:

  . the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether a Policy will meet the statutory life insurance definition, particularly if it is a substandard risk Policy. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NELICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts"). Whether a Policy will be classified as a modified endowment contract will depend upon the amount and timing of payments made under the Policy.

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NELICO believes any Policy loans received under such Policies will be treated as indebtedness of the Policy Owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, Policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of your Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a Policy loan and is surrendered or lapses, the Policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or in part, if the cash value is greater than the total investment in the Policy. In this case, an amount may be taxable even if the amount of the partial surrender is less than the investment in the Policy.

  MODIFIED ENDOWMENT CONTRACTS. A modified endowment contract is a life insurance contract which fails to satisfy a "7-pay test". In general, a Policy will fail to satisfy the 7-pay test if the total amount paid under the Policy at any time during the first seven Policy years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. (The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Policy's earnings and the use of a reasonable mortality charge. Variable Account investment experience does not affect whether or not a Policy will become a modified endowment contract.) Riders to the Policy are considered part of the Policy for purposes of applying the 7-pay test. A joint term rider could cause the Policy to be treated less favorably for purposes of the 7-pay test. If there is a reduction in the Policy's death benefit (for example, as a result of a partial surrender or face amount reduction) at any time during the Policy's existence the 7-pay test will be applied as if the Policy had originally been issued at the reduced face amount. Any Policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Your registered representative can provide you with information about the maximum amount of premiums which you can make under your Policy during the first seven Policy years and still satisfy the 7-pay test. This information will be based upon NELICO's current understanding of the Federal tax law. As is the case with any provision of the Internal Revenue Code, there is no assurance that the Internal Revenue Service will agree with NELICO's interpretation. NELICO will monitor any IRS announcements or rulings concerning compliance with the 7-pay test.

  MATERIAL CHANGES. If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy may be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. Any increase in future benefits under the Policy may constitute a material change if the increase is not due to the payment of premiums necessary to fund the Policy's lowest death benefit payable in the first seven Policy years, or the crediting of interest or other earnings with respect to such premiums. A material change would also occur if certain Policy changes occurred.

  If you do not wish to have the Policy become a modified endowment contract, you may be required to limit the payment of premiums under the Policy at some point (or limit your reduction of benefits). The point at which you may have to limit the payment of premiums will depend upon the issue age, sex and underwriting class of the insureds, investment experience and the amount of your previous payments.

  If you exchange your policy for another life insurance policy, including a fixed-benefit policy pursuant to the 24 month exchange right, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "Exchange of Policy During First 24 Months.")

  DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

    (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e., will be treated as income first).

    (b) Loans (including any unpaid interest) are considered distributions. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

    (c) A Policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain that accrues in the Policy to taxation.

    (d) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NELICO or its affiliates to the same Policy Owner during any calendar year must be treated as one modified endowment contract.

  Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

    (a) made on or after the date when you attain age 59 1/2;

    (b) is attributable to your becoming disabled; or

    (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy) or for the joint lives (or life expectancies) of you and your beneficiary.

  If a Policy becomes a modified endowment contract, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS. In the case of a pre-death distribution (including a loan, partial surrender, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if NELICO or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those policies, the income on the policy for all those policies will be aggregated and attributed to that distribution.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy plus the cost of insurance protection for the year. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NELICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of additional guidance prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NELICO does not know what standards will be set forth in the additional guidance which the Treasury has stated it expects to be issued. NELICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences of ownership or receipt of proceeds under the Policy could differ from the principles stated herein. However, if ownership of such Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the rules described above relating to Federal tax treatment, including the rules regarding modified endowment contracts. Policies owned by the trustee under the plans described above may be subject to restrictions under ERISA. You should consult a qualified tax advisor regarding any applicable requirements of ERISA.

  If the Policy is owned as part of a pension or profit-sharing plan qualified under Section 401 of the Code, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will not be subject to Federal income tax. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his cash value or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.

  NELICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive similar tax treatment, with certain modifications, as that described above for Policies subject to the Internal Revenue Code. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above-described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

  POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.

  TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual contracts, provided certain conditions are met. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If the policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether the individual policies that result from a policy split would be classified as modified endowment contracts. (See above.)

Before the Policy Owner exercises rights provided by the policy split rider, it is important that he or she consult with a competent tax advisor regarding the possible consequences of a policy split.

  OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner, may have Generation Skipping Transfer tax considerations under Section 2601 of the Code.

  The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed. Consult with your tax advisor for specific information in connection with these taxes.

  The particular situation of each Policy Owner or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

CHARGE FOR NELICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NELICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from premiums. NELICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NELICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NELICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                  MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

  NAME AND PRINCIPAL                  PRINCIPAL BUSINESS EXPERIENCE
   BUSINESS ADDRESS                    DURING THE PAST FIVE YEARS
  ------------------                  -----------------------------
James M. Benson....... President and Chief Executive Officer of NELICO since
                        1998; formerly, President and Chief Operating Officer
                        1997-1998 of NELICO; President and CEO 1996-1997 of
                        Equitable Life Assurance Society and COO of Equitable
                        Companies, Inc.; Senior Vice President 1993-1996 of
                        Equitable Life Assurance Society.
Susan C. Crampton..... Director of NELICO since 1996 and serves as Principal of
 127 Tarbox Road        The Vermont Partnership, a business consulting firm
 Jericho, VT 05465      located in Jericho, Vermont since 1989; formerly,
                        Director 1989-1996 of New England Mutual.

   NAME AND PRINCIPAL                    PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                      DURING THE PAST FIVE YEARS
   ------------------                    -----------------------------
Edward A. Fox...........  Director of NELICO since 1996 and Chairman of the Board of
 RR Box 67-15              SLM Holdings since 1997; formerly, Director 1994-1996 of
 Harborside, ME 04642      New England Mutual and Dean 1990-1994 of The Amos Tuck
                           School of Business Administration at Dartmouth College.
George J. Goodman.......  Director of NELICO since 1996 and author, television
 Adam Smith's Money        journalist, and editor.
 World
 50th Floor, Craig Drill
 Capital
 General Motors Building
 767 Fifth Street
 New York, NY 10153
Dr. Evelyn E. Handler...  Director of NELICO since 1996; formerly, Director 1987-
 74 Tater Street           1996 of New England Mutual and Executive Director and
 Mont Vernon, NH 03057     Chief Executive Officer 1994-1997 of the California
                           Academy of Sciences and Research Fellow and an Associate
                           1991-1994 of the Graduate School of Education at Harvard
                           University and a Senior Fellow at The Carnegie Foundation
                           for the Advancement of Teaching.
Philip K. Howard, Esq...  Director of NELICO since 1996 and Partner of the law firm
 Howard, Darby & Levin     of Howard, Darby & Levin in New York City.
 1330 Avenue of the
 Americas
 New York, NY 10019
Harry P. Kamen..........  Director of NELICO since 1996 and Chairman of Metropolitan
 Metropolitan Life         Life Insurance Company since 1998; formerly, Chairman and
 One Madison Avenue        Chief Executive Officer 1997-1998; Chairman, President,
 New York, NY 10010        and Chief Executive Officer 1995-1997 and Chairman and
                           CEO 1993-1995 of Metropolitan Life.
Terence Lennon..........  Director of NELICO since 1996 and Senior Vice President of
 Metropolitan Life         Metropolitan Life Insurance Company since 1994; formerly,
 One Madison Avenue        Assistant Deputy Superintendent and Chief Examiner 1984-
 New York, NY 10010        1994 of the New York Insurance Department.
Bernard A. Leventhal....  Director of NELICO since 1996; formerly, Vice Chairman of
 Burlington Industries     the Board of Directors 1995-1998 of Burlington
 1345 Avenue of the        Industries, Inc., President since 1978 and Corporate
 Americas                  Group Vice President since 1985 and Director since 1990
 New York, NY 10105        of Burlington Menswear Division.
Thomas J. May...........  Director of NELICO since 1996 and Chairman, President and
 Boston Edison Company     Chief Executive Officer of Boston Edison Company since
 800 Boylston Street       1994; formerly, Director 1994-1996 of New England Mutual;
 Boston, MA 02199          President and Chief Operating Officer 1993-1994 of Boston
                           Edison Co.
Stewart G. Nagler.......  Director of NELICO since 1996 and Senior Executive Vice
 Metropolitan Life         President and Chief Financial Officer of Metropolitan
 One Madison Avenue        Life Insurance Company since 1986.
 New York, NY 10010
Rand N. Stowell.........  Director of NELICO since 1996 and President of United
 United Timber Corp.       Timber Corp. of Dixfield, Maine; formerly, Director 1990-
 P.O. Box 650              1996 of New England Mutual.
 Pine Street
 Dixfield, ME 04224
Alexander B. Trowbridge.  Director of NELICO since 1996 and President of Trowbridge
 Trowbridge Partners       Partners, Inc. in Washington, DC; formerly, Director
 Inc.                      1983-1996 of New England Mutual.
 1317 F Street, NW,
 Suite 500
 Washington, D.C. 20004

                       EXECUTIVE OFFICERS OF NELICO

                           OTHER THAN DIRECTORS

                                        PRINCIPAL BUSINESS EXPERIENCE
          NAME                           DURING THE PAST FIVE YEARS
          ----                          -----------------------------
James M. Benson......... See Directors above
David W. Allen.......... Senior Vice President of NELICO since 1996; formerly,
                          Senior Vice President 1994-1996 and Vice President 1990-
                          1994 of New England Mutual.
Thom A. Faria........... President, Career Agency System (a business unit of
                          NELICO) since 1996; formerly, Executive Vice President in
                          1996, Senior Vice President 1993-1996 of New England
                          Mutual.
Anne M. Goggin.......... Senior Vice President and Associate General Counsel of
                          NELICO since 1997; formerly, Vice President and Counsel
                          of NELICO in 1996, Vice President and Counsel 1994-1996
                          and Second Vice President and Counsel 1988-1994 of New
                          England Mutual.
Daniel D. Jordan........ Second Vice President, Counsel and Secretary since 1996;
                          formerly, Counsel and Assistant Secretary 1990-1996 of
                          New England Mutual.
Richard D. Keidan....... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1994-1996 of Metropolitan Life (Chief Marketing
                          Officer of MetLife Brokerage) and Regional Sales and
                          Marketing Manager 1989-1994 of Phoenix Home Life.
Alan C. Leland, Jr. .... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1984-1996 of New England Mutual.
Bruce C. Long........... President, New England Annuities (a business unit of
                          NELICO) since 1996; formerly, President 1994-1996 New
                          England Annuities (a business unit of New England Mutual)
                          and Senior Vice President in 1994 of New England
                          Annuities; Vice President 1992-1994 of Keyport Life
                          Insurance.
George J. Maloof........ Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1991-1996 of New England Mutual.
Thomas W. McConnell..... Senior Vice President of NELICO since 1996 and Director,
                          Chief Executive Officer and President of New England
                          Securities Corporation since 1993; formerly, National
                          Sales Manager 1993 of Alliance Fund Distributors;
                          National Sales Manager 1992-1993 of Equitable Capital
                          Securities.
Thomas W. Moore......... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1990-1996 of New England Mutual.
Robert W. Powell........ President, Life Brokerage (a business unit of NELICO)
                          since 1996; formerly, Officer-In-Charge 1994-1996 of
                          MetLife Brokerage (a subsidiary of Metropolitan Life
                          Insurance Company) and Marketing Vice President 1988-1994
                          of MetLife.
Richard A. Robinson..... Second Vice President and chief accounting officer of
                          NELICO since 1998; formerly, Second Vice President 1997-
                          1998 of NELICO; Manager of Life Insurance Accounting
                          1994-1997 and Chief Accountant 1992-1994 of Liberty Life
                          Assurance Company.
Robert E. Schneider..... Executive Vice President and Chief Financial Officer of
                          NELICO since 1996; formerly, Director, Executive Vice
                          President and Chief Financial Officer 1993-1996 and
                          Executive Vice President and Chief Financial Officer
                          1990-1993 of New England Mutual.
John G. Small, Jr....... President, New England Services (a business unit of
                          NELICO) since 1997; formerly, Senior Vice President 1996-
                          1997 of NELICO and Senior Vice President 1990-1996 of New
                          England Mutual.

                                         PRINCIPAL BUSINESS EXPERIENCE
          NAME                            DURING THE PAST FIVE YEARS
          ----                           -----------------------------
Ellen D. Sullivan.......  Senior Vice President and Associate General Counsel of
                           NELICO since 1997; formerly, Vice President and Counsel
                           in 1996 of NELICO; Vice President and Counsel 1994-1996
                           and Second Vice President and Counsel 1985-1994 of New
                           England Mutual.
H. James Wilson.........  Executive Vice President and General Counsel of NELICO
                           since 1996; formerly, Executive Vice President and
                           General Counsel 1993-1996, Senior Vice President and
                           General Counsel 1992-1993 of New England Mutual.
John W. Wright..........  President, New England Employee Benefits Group (a business unit of NELICO) since 1996; formerly, President 1993-1996
                           New England Employee Benefits Group (a business unit of
                           New England Mutual), Senior Vice President 1989-1993 of
                           New England Employee Benefits Group of New England
                           Mutual.
Frederick K. Zimmermann.  Executive Vice President and Chief Investment Officer of
                           NELICO since 1996; formerly, Executive Vice President and
                           Chief Investment Officer 1993-1996 and Senior Vice
                           President--Investments 1989-1993 of New England Mutual.

  The principal business address for each of the directors and officers is the same as NELICO's except where indicated otherwise.

  Like all financial services providers, NELICO utilizes systems that may be affected by Year 2000 transition issues and it relies on a number of third parties, including banks, custodians, and investment managers, that also may be affected. NELICO and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on NELICO. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. NELICO currently anticipates that its systems will be Year 2000 compliant on or about December 31, 1998, with systems testing and compliance verification to follow. There can, however, be no assurance that the other service providers have anticipated every step necessary to avoid any adverse effect on the Variable Account attributable to Year 2000 transition.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call the toll-free number 1-800-333-2501.

  For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call the toll-free number 1-800-200-2214.

  You may also call our Client TeleService Center toll-free at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other types of Policy changes, please contact your registered representative.

                             ADVERTISING PRACTICES

  The following paragraph is added:

  NELICO is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") (formerly New England Variable Life Insurance Company) and the consolidated financial statements of NELICO and subsidiaries as of and for the years ended December 31, 1997 and 1996 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to NELICO, includes an explanatory paragraph referring to the change in the basis of accounting and the change in corporate organization), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The adjustments that were applied to restate the 1995 financial statements to reflect the effects of the changes for adoption of generally accepted accounting principles and the changes in corporate organization have also been audited by Deloitte & Touche LLP.

  The statutory statements of operations, surplus, and cash flows of New England Variable Life Insurance Company and New England Pension and Annuity Company for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports (which reports include adverse opinions as to generally accepted accounting principles and unqualified opinions as to statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware) of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statutory statements of operations and surplus, and cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the report (which report includes an adverse opinion as to generally accepted accounting principles and an unqualified opinion as to conformity with The Insurance Act 1978, amendments thereto and related regulations) of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The consolidated statements of operations, shareholder's equity, and cash flows of New England Securities Corporation for the year ended December 31, 1995 (not included herein); the statements of operations, changes in shareholder's equity, and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statements of earnings and retained earnings, and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The statements of operations and changes in net assets of New England Variable Life Separate Account for the period ended December 31, 1995 have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                    Part II

                             RULE 484 UNDERTAKING

     Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable survivorship life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

     The prospectus consisting of 139 pages.

     The undertaking to file reports.***

     The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

     The signatures.

     Written consents of the following persons:

     H. James Wilson, Esq. (see Exhibit 3(i) below)
     Rodney J. Chandler, F.S.A., M.A.A.A.
          (see Exhibit 3(ii) below)
     Sutherland, Asbill & Brennan LLP
          (see Exhibit 6 below)
     Independent Auditors (see Exhibit 11 below)

     The following exhibits:

     1.A. (1)     January 31, 1983 resolution of the Board of
                   Directors of NEVLICO ***
        (2)       None
          (3) (a)   Distribution Agreement between NEVLICO and
                          NELESCO ****
          (b) (i)  Form of Contract between NELICO and its
                   General Agents ***

               (ii) Form of contract between NELICO and its Agents ****
               (c)  Commission Schedule for Policies
               (d)  Form of contract among NES, NELICO and other broker
                    dealers ####
          (4)       None
          (5)  (a)  Specimen of Policy, including Applications ***
               (b)  Riders to Policy ***
               (c)  Split- Option Rider
               (d)  Extended Maturity Rider
          (6)  (a)  Amended and restated Articles of Incorporation of NELICO ###
               (b)  Amended and restated By-Laws of NELICO ####
          (7)       None
          (8)       None
          (9)       None
   2.               See Exhibit 1.A.(5)
   3. (i)           Opinion and Consent of H. James Wilson, Esquire ***
      (ii)          Opinion and Consent of Rodney J. Chandler, F.S.A., M.A.A.A.
   4.               None
   5.               Inapplicable
   6.               Consent of Sutherland, Asbill & Brennan LLP
   7. (i)           Powers of Attorney ###
      (ii)          Power of Attorney for James M. Benson ####
      (iii)         Power of Attorney for Richard Robinson *
   8.               Notice of Withdrawal Right for Policies ***
   9.               Inapplicable
  10.               Computation of basis for exchange right pursuant to
                     Rule 6e-3(T) (b) (13) (v) under the Investment Company Act of 1940 ***
  11.               Consent of Independent Auditors
  12.               Schedule for computation of performance quotations ****
  13. (i)           Consolidated memorandum describing certain procedures,
                     filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) ****
      (ii)          Addendum to Consolidated memorandum describing certain
                     procedures, filed pursuant to Rule 6e-3(T)(b)(12)(iii) ##
  14. (i)           Participation Agreement among Variable Insurance Products
                     Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company ****

           (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company #
           (iii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company #
---------------

# Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

## Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed April 26, 1996.

### Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

#### Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

* Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed February 17, 1998.

*** Incorporated herein by reference to Post Effective Amenment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

**** Incorporated herein by reference to Post-Effective Amenment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 333-52050, filed April 24, 1998.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 28th day of April, 1998.

                                       New England Variable Life Separate
                                         Account
                                           (Registrant)


                                       By: New England Life Insurance
                                           Company
                                               (Depositor)



                                       By:
                                           ------------------------
                                           H. James Wilson
                                           Executive Vice President and
                                           General Counsel


 Attest:


 ------------------------
     Marie C. Swift

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 28th day of April, 1998.


                                 New England Life Insurance Company
(Seal)


Attest:                                By:
        ----------------------            ----------------------
        Marie C. Swift                 H. James Wilson
                                       Executive Vice President and
                                       General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 1998.



                                        President and Chief
      *                                 Executive Officer

James M. Benson

      *                                      Director

Susan C. Crampton

      *                                      Director

Edward A. Fox

      *                                      Director

George J. Goodman

      *                                      Director

Evelyn E. Handler

      *                                      Director

Philip K. Howard

      *                                      Director

Harry P. Kamen

      *                                      Director

Terence Lennon

      *                                      Director

Bernard A. Leventhal

      *                                      Director
---------------------------
Thomas J. May

      *                                      Director
---------------------------
Stewart G. Nagler

      *                             Second Vice President and
---------------------------         Chief Accounting Officer
Richard A. Robinson


      *                            Executive Vice President and
---------------------------           Chief Financial Officer
Robert E. Schneider

      *                                      Director
---------------------------
Rand N. Stowell

      *                                      Director
---------------------------
Alexander B. Trowbridge



                              By:
                                 -------------------------
                                  Anne M. Goggin, Esq.
                                   Attorney-in-fact


* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997, Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on July 16, 1997, and the Variable Account's Form S-6 Registration Statement, File No. 333-46401, on February 17, 1998.





(vsl)

                                 EXHIBIT LIST


                                                     Sequentially
Exhibit Number       Title                           Numbered Page*
--------------       -----                           --------------


  1. A.3(c)    Commission Schedule

  1. A.5(c)    Split Option Rider

  1. A.5(d)    Extended Maturity Rider

  3. (ii)      Opinion and Consent of Rodney J.
               Chandler, F.S.A., M.A.A.A.

  6.           Consent of Sutherland, Asbill &
               Brennan LLP

  11.          Consent of the Independent Auditors


---------
*  Page numbers inserted on manually-signed copy only.